UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

RPM INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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Frank C. Sullivan
Chairman and Chief Executive Officer

August 27, 2019

TO RPM INTERNATIONAL STOCKHOLDERS:

I would like to extend a personal invitation for you to join us at this year’s Annual Meeting of RPM Stockholders which will be held at 2:00 p.m., Eastern Daylight Time, Thursday, October 3, 2019, at the Crowne Plaza located at 7230 Engle Road, Middleburg Heights, Ohio.

At this year’s Annual Meeting, you will vote (i) on the election of four Directors, (ii) in a non-binding, advisory capacity, on a proposal to approve our executive compensation, (iii) to amend the Company’s 2014 Omnibus Equity and Incentive Plan (the “2014 Omnibus Plan”) to increase the maximum aggregate number of shares of Common Stock authorized for issuance under the 2014 Omnibus Plan and (iv) on a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2020. We also look forward to giving you a report on the first quarter of our current fiscal year, which ends on August 31. As in the past, there will be a discussion of the Company’s business, during which time your questions and comments will be welcomed.

We hope that you are planning to attend the Annual Meeting in person, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your Proxy should you wish to vote in person.

On behalf of the Directors and management of RPM, I would like to thank you for your continued support and confidence.

Sincerely yours,

FRANK C. SULLIVAN

2628 PEARL ROAD • P.O. BOX 777

MEDINA, OHIO 44258

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the Annual Meeting of Stockholders of RPM International Inc. will be held at the Crowne Plaza located at 7230 Engle Road, Middleburg Heights, Ohio, on Thursday, October 3, 2019, at 2:00 p.m., Eastern Daylight Time, for the following purposes:

(1)	To elect four Directors to serve in Class I of the Board;

(2)	To hold a non-binding, advisory vote to approve the Company’s executive compensation;

(3)	To amend the 2014 Omnibus Equity and Incentive Plan (the “2014 Omnibus Plan”) to increase the maximum aggregate number of shares of Common Stock authorized for issuance under the 2014 Omnibus Plan;

(4)	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2020; and

(5)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Holders of shares of Common Stock of record at the close of business on August 9, 2019 are entitled to receive notice of and to vote at the Annual Meeting.

By Order of the Board of Directors.

EDWARD W. MOORE
Secretary

August 27, 2019

Please fill in and sign the enclosed Proxy and return the Proxy in the envelope enclosed herewith.

2628 PEARL ROAD • P.O. BOX 777

MEDINA, OHIO 44258

PROXY STATEMENT

Mailed on or about August 27, 2019

Annual Meeting of Stockholders to be held on October 3, 2019

This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of RPM International Inc. (the “Company” or “RPM”) to be used at the Annual Meeting of Stockholders of the Company to be held on October 3, 2019, and any adjournment or postponement thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement.

The accompanying Proxy is solicited by the Board of Directors of the Company. All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted (i) FOR the election of the four nominees listed on the Proxy, (ii) FOR Proposal Two relating to the advisory vote on executive compensation, (iii) FOR the amendment of the 2014 Omnibus Equity and Incentive Plan (the “2014 Omnibus Plan”) and (iv) FOR ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2020.

Any person giving a Proxy pursuant to this solicitation may revoke it. A stockholder, without affecting any vote previously taken, may revoke a Proxy by giving notice to the Company in writing, in open meeting or by a duly executed Proxy bearing a later date.

The expense of soliciting Proxies, including the cost of preparing, assembling and mailing the Notice, Proxy Statement and Proxy, will be borne by the Company. The Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. In addition to solicitation of Proxies by mail, the Company’s Directors, officers and employees, without additional compensation, may solicit Proxies by telephone, electronic means and personal interview. Also, the Company has engaged a professional proxy solicitation firm, Innisfree M&A Incorporated (“Innisfree”), to assist it in soliciting proxies. The Company will pay a fee of approximately $15,000, plus expenses, to Innisfree for these services.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 3, 2019: Proxy materials for the Company’s Annual Meeting, including the 2019 Annual Report and this Proxy Statement, are now available over the Internet by accessing the Investor Information section of our website at www.rpminc.com. To access the proxy materials over the Internet or to request an additional printed copy, go to www.rpminc.com. You also can obtain a printed copy of this Proxy Statement, free of charge, by writing to: RPM International Inc., c/o Secretary, 2628 Pearl Road, P.O. Box 777, Medina, Ohio 44258.

1

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement and in the Company’s Annual Report on Form 10-K. For more complete information about these topics, please review the Company’s complete Proxy Statement and Annual Report on Form 10-K.

RPM International Inc.

RPM International Inc. owns subsidiaries that are world leaders in specialty coatings, sealants, building materials and related services. The Company operates across four reportable segments: consumer, construction products, performance coatings and specialty products. RPM has a diverse portfolio with hundreds of market-leading brands, including Rust-Oleum, DAP, Zinsser, Varathane, Day-Glo, Legend Brands, Stonhard, Carboline, Tremco and Dryvit. From homes and workplaces, to infrastructure and precious landmarks, RPM’s brands are trusted by consumers and professionals alike to help build a better world. The Company employs approximately 15,000 individuals worldwide.

The Company’s consolidated net sales, net income, and diluted earnings per share for the fiscal year ended May 31, 2019 were as follows:

•	Consolidated net sales increased 4.6% to a record $5.56 billion in fiscal 2019 from $5.32 billion in fiscal 2018;

•

Net income decreased 21.1% to $266.6 million in fiscal 2019 from $337.8 million in fiscal 2018 (adjusted net income* increased 1.9% to $360.7 million in fiscal 2019 from $353.8 million in fiscal 2018); and

•	Diluted earnings per share decreased 19.6% to $2.01 in fiscal 2019 from $2.50 in fiscal 2018 (adjusted earnings per share* increased 3.4% to $2.71 in fiscal 2019 from $2.62 in fiscal 2018).

*

See Appendix A for information about how we calculated adjusted net income and adjusted earnings per share for fiscal 2019 and fiscal 2018. The Compensation Committee considered our fiscal 2019 operating results, including our adjusted net income and our adjusted earnings per share, in connection with its compensation decisions.

Dividend

On October 4, 2018, the Board of Directors increased the quarterly dividend on shares of the Company’s Common Stock to $0.35 per share, an increase of 9.4% from the prior year and the highest ever paid by the Company. With a 45-year track record of a continuously increasing cash dividend, the Company is in an elite category of less than one-half of one percent of all publicly traded U.S. companies to have increased the dividend for this period of time or longer, according to the 2019 edition of the Mergent Handbook of Dividend Achievers. During this timeframe, the Company has returned approximately $2.4 billion in cash dividends to its stockholders.

2020 MAP to Growth Wave 1 Savings Ahead of Plan

The Company has implemented the foundational elements of its 2020 MAP to Growth operating improvement plan that the Company announced last year with great success. The Company moved with urgency and has made significant progress toward the cost saving and share repurchase targets the Company laid out on November 28, 2018. Over the course of the plan, the Company targeted $290 million in annualized savings across three waves set to conclude in December 2020. The first wave, which was completed on May 31, 2019, targeted $83 million in annualized cost savings. The Company is on pace to exceed that target by 23%, with annualized savings of $102 million. Approximately $52.7 million of that amount was realized in the Company’s fiscal 2019 financial statements. In addition, the Company is ahead of schedule of its goal to repurchase $1.0 billion of stock by May 31, 2021. See “Stock Repurchase Program.” For more information about our 2020 MAP to Growth achievements, see our Annual Report to Stockholders, which can be found on our website at www.rpminc.com.

Corporate Transactions

The Company acquired businesses and product lines with combined annualized sales of approximately $135 million during fiscal 2019 and early fiscal 2020:

•

In August 2018, we acquired the Mean Green branded line of specialty cleaning products and the exclusive North American licensing for Roto-Rooter branded drain care products (with combined annual sales of approximately $20 million).

•	In August 2018, we acquired Strathmore, a protective coatings supplier focused on the rail industry, and Strathmore’s American Coatings product lines.

•

In September 2018, we acquired Nudura Corporation, a leading manufacturer and distributor of insulated concrete forms in North America. Based in Ontario, Canada, Nudura has annual sales in excess of approximately $40 million.

2

PROXY STATEMENT SUMMARY (CONTINUED)

•

In December 2018, we acquired Siamons International Inc., provider of the Concrobium brand of non-toxic specialty mold cleaners. Based in Ontario, Canada, Siamons has annual sales of approximately $20 million.

•

In June 2019, we acquired Schul International Co., LLC, a manufacturer of joint sealants for commercial construction, and Willseal LLC, a business that markets and sells Schul products. Both companies are headquartered in Hudson, New Hampshire, and have combined annual net sales of approximately $15 million.

Stock Repurchase Program

On January 8, 2008, the Board of Directors authorized a stock repurchase program under which the Company may repurchase shares of its Common Stock at management’s discretion. As announced on November 28, 2018, the Company’s goal is to return $1.0 billion in capital to stockholders by May 31, 2021 through share repurchases. On April 16, 2019, after taking into account share repurchases under the Company’s existing stock repurchase program to date, the Board of Directors authorized the repurchase of the remaining $600.0 million in value of Common Stock by May 31, 2021. As a result, the Company may repurchase shares from time to time in the open market or in private transactions at various times and in amounts and for prices that management deems appropriate, subject to insider trading rules and other securities law restrictions. The timing of purchases will depend upon prevailing market conditions, alternative uses of capital and other factors. The Company may limit or terminate the repurchase program at any time. During the fiscal year ended May 31, 2019, the Company repurchased 3,286,907 shares of Common Stock at a cost of approximately $200.2 million, or an average cost of $60.92 per share, under this program. During the fiscal years ended May 31, 2018 and 2017, the Company did not repurchase any shares of Common Stock under this program.

Termination of Rights Agreement

On August 17, 2018, the Company entered into an amendment to the Rights Agreement, dated as of April 21, 2009 (the “Rights Agreement”), that accelerated the termination date of the rights to purchase Common Stock (the “Rights”) under the Rights Agreement from May 11, 2019 to August 17, 2018. As a result of the amendment, the Rights Agreement and the related Rights terminated as of August 17, 2018.

Corporate Governance

The Company is committed to meeting high standards of ethical behavior, corporate governance and business conduct. This commitment has led the Company to implement the following practices:

•

Board Independence – eleven of twelve Directors are independent under the Company’s Corporate Governance Guidelines and NYSE listing standards. All members of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee are independent.

•	Independent Directors Meetings – independent Directors meet in executive sessions each year in January, April and July, without management present.

•	Lead Director – one independent Director serves as Lead Director.

•

Majority Voting for Directors – in an uncontested election, any nominee for Director who receives more votes “withheld” from his or her election than votes “for” such election is expected to tender his or her resignation for prompt consideration by the Governance and Nominating Committee and by the Board of Directors.

•

Director Tenure – the average tenure of our independent Directors has decreased from 16.5 years for each independent Director in 2011 to 7.4 years as of May 31, 2019, and seven of our current independent Directors joined the Board of Directors since 2012.

•

Stock Ownership Guidelines for Directors and Executive Officers – the Company adopted stock ownership guidelines for Directors and executive officers in July 2012, and the Company increased the stock ownership guidelines for Directors in July 2014. Each of the Directors and executive officers satisfies the stock ownership guidelines or is within the grace period provided by the stock ownership guidelines to achieve compliance.

•

Annual Board and Chief Executive Officer Self-Evaluations – each year, the Governance and Nominating Committee of the Board of Directors administers self-evaluations of the Board of Directors and its committees, and the Compensation Committee of the Board of Directors administers an evaluation of the Chief Executive Officer.

3

PROXY STATEMENT SUMMARY (CONTINUED)

•	Hedging Transactions Prohibited – the Company’s insider trading policy prohibits short sales and hedging transactions of shares of the Company’s Common Stock by Directors, officers and employees.

•

Pledging Prohibited – the Company’s insider trading policy was amended in fiscal 2017 to provide that, effective as of June 1, 2017, pledging of shares of the Company’s Common Stock by Directors, officers and employees is prohibited, subject to limited exceptions.

•	Performance-Based Compensation – the Company relies heavily on performance-based compensation for executive officers, including awards of performance-based restricted stock.

•	Double-Trigger Vesting Provisions – the 2014 Omnibus Plan provides double-trigger vesting provisions for long-term equity awards.

•

Clawback Policy – the Board of Directors may require reimbursement of certain bonuses or incentive compensation awarded to an executive officer if, as the result of that executive officer’s misconduct, the Company is required to restate all or a portion of its financial statements.

•

Chief Executive Officer Succession Planning – the Company’s succession plan, which the Board of Directors reviews annually, addresses both an unexpected loss of the Chief Executive Officer as well as longer-term succession.

•

The Values & Expectations of 168 – the Company’s code of business conduct and ethics, entitled “The Values & Expectations of 168,” emphasizes individual responsibility and accountability, encourages reporting and dialogue about ethics concerns, and focuses on the Company’s core principles of integrity, commitment, responsible entrepreneurship and moral courage.

•

Statement of Governance Policy – the Board of Directors adopted our Statement of Governance Policy in 2016, which recognizes that conducting our business in conformity with The Values & Expectations of 168 is essential to advancing our fundamental objective of building long-term stockholder value.

See also “Information Regarding Meetings and Committees of the Board of Directors” at page 17 for further information on the Company’s governance practices. Additional information about our majority voting policy appears under the caption “Voting Rights” on page 7.

RPM INTERNATIONAL INC.

STATEMENT OF GOVERNANCE POLICY

RPM International’s fundamental objective is to build long-term stockholder value by profitably growing our businesses and consistently delivering strong financial performance. We think that our ability to generate value for our stockholders is inextricably linked to our ability to provide value to our principal stakeholders, including our customers and associates.

•	We must continue to earn the ongoing commitment and trust of our stockholders by delivering the solid returns expected by them from an investment in RPM.

•	We must continue to offer our customers innovative, high-quality products and services at competitive prices.

•

We must attract and retain high-quality associates at every level of our organization, provide them with the tools they need to do their jobs, and compensate them in such a way as to closely align their interests with our long-term success.

•

We must conduct our business in conformity with The Values & Expectations of 168, which encompass complying with all legal and ethical standards, and working to be exemplary corporate citizens of the communities in which we work.

We do not focus narrowly on efforts to maximize the short-term price of our stock, and think that such an approach is fundamentally misguided. Instead, we believe that emphasizing consistent value creation in our businesses will maximize the long-term value of our stockholders’ investment.

In short, we manage our businesses to create wealth for our stockholders. Creating value for our other stakeholders is how we have achieved, and will continue to achieve, that objective.

4

PROXY STATEMENT SUMMARY (CONTINUED)

Enterprise-Wide Risk Oversight

The Board of Directors, assisted by its committees, oversees management’s enterprise-wide risk management activities. Risk management activities include assessing and taking actions necessary to manage risk incurred in connection with the long-term strategic direction and operation of the Company’s business. See “Information Regarding Meetings and Committees of the Board of Directors – Role in Risk Oversight” for further information.

Executive Compensation

The Company’s executive compensation program utilizes a mix of base salary, annual and long-term cash incentives, equity awards and standard benefits to attract and retain highly qualified executives and maintain a strong relationship between executive pay and Company performance. Ninety-four percent (94%) of the votes cast on the “say-on-pay” proposal last year were voted in support of the compensation of our named executive officers set forth in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narratives in last year’s Proxy Statement. The Compensation Committee will continue to consider results from future stockholder advisory votes, as well as input from its stockholders between meetings, in its ongoing evaluation of the Company’s executive compensation programs and practices.

Overall Compensation Program Principles

Pay for performance – The Company’s general compensation philosophy is performance-based in that the Company’s executive officers should be well compensated for achieving strong operating and financial results. The Company engages in a rigorous process intended to provide its executive officers a fair level of compensation that reflects the Company’s positive operating financial results, the relative skills and experience of the individuals involved, peer group compensation levels and other similar benchmarks.

Compensation weighted toward at-risk pay – The mix of compensation of the Company’s named executive officers is weighted toward at-risk pay (consisting of cash and equity compensation). Maintaining this pay mix results in a pay-for-performance orientation, which aligns to the Company’s compensation philosophy of paying total direct compensation that is competitive with peer group levels based on relative company performance. For fiscal 2019, 55% of the amounts of the principal compensation components for our named executive officers in the aggregate was variable and tied to our performance.

Compensation Benchmark Study – In 2018, the Compensation Committee retained the professional consulting firm of Willis Towers Watson to conduct an executive compensation benchmark study. Based on its analysis and findings, Willis Towers Watson concluded that our Chief Executive Officer’s actual total direct compensation was competitive with the market median and that, overall, our named executive officers’ salaries and total cash compensation are generally at or below the market median, and that their long-term incentives and total direct compensation are generally at or above the market median.

5

PROXY STATEMENT SUMMARY (CONTINUED)

Summary of Compensation Paid to Frank C. Sullivan, the Company’s Chief Executive Officer, in Fiscal 2019

•	Base salary – $975,000, which was 0.5% above his fiscal 2018 base salary.

•	Annual cash incentive compensation – Annual cash incentive compensation of $975,000, which was $245,000 more than his fiscal 2018 annual cash incentive compensation.

•

Equity compensation – Stock appreciation rights (“SARs”) with 200,000 shares of Common Stock underlying the award, 20,000 Performance Earned Restricted Stock (“PERS”), and 3,088 shares of supplemental executive retirement plan (“SERP”) restricted stock.

•	Other compensation – Matching contribution of $11,200 under the Company’s 401(k); automobile allowance of $21,916; and life insurance premiums of $126,199.

Stockholder Actions

Proposal One – Election of Directors (see pages 10–16)

The Board of Directors has nominated four candidates for election to serve in Class I of the Board. The Board recommends that stockholders vote FOR the election of each nominee.

Proposal Two – Advisory Vote to Approve the Company’s Executive Compensation (see pages 23–24)

The Board of Directors is seeking an advisory vote to approve the Company’s executive compensation. Before considering this proposal, please read the Compensation Discussion and Analysis in this Proxy Statement, which explains the Compensation Committee’s compensation decisions and how the Company’s executive compensation program aligns the interests of the executive officers with those of the Company’s stockholders. Although the vote is advisory and is not binding on the Board of Directors, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. The Board recommends that stockholders vote FOR the approval of the Company’s executive compensation.

Proposal Three – Amendment of 2014 Omnibus Plan (see pages 56–63)

The Company is seeking to amend the 2014 Omnibus Plan to increase the maximum aggregate number of shares of Common Stock authorized for issuance under the 2014 Omnibus Plan. The Board recommends that stockholders vote FOR the amendment of the 2014 Omnibus Plan.

Proposal Four – Ratification of Appointment of Independent Registered Public Accounting Firm (see page 64)

The Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2020. The Board of Directors is seeking stockholder ratification of this appointment. The Board recommends that stockholders vote FOR ratification of the selection of Deloitte & Touche LLP.

6

VOTING RIGHTS

The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on August 9, 2019 (the “Record Date”). On that date, the Company had 129,670,695 shares of Common Stock, par value $0.01 per share (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote.

At the Annual Meeting, in accordance with the General Corporation Law of the State of Delaware and the Company’s Amended and Restated By-Laws (the “By-Laws”), the independent inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. As provided by the General Corporation Law of the State of Delaware and the By-Laws, holders of shares entitling them to exercise a majority of the voting power of the Company, present in person or by proxy at the Annual Meeting, will constitute a quorum for such meeting. Under applicable Delaware law, if a broker returns a Proxy and has not voted on a certain proposal (generally referred to as a “broker non-vote”), such broker non-votes will count for purposes of determining a quorum. The shares represented at the Annual Meeting by Proxies which are marked “withheld” with respect to the election of Directors will be counted as shares present for the purpose of determining whether a quorum is present.

Under the rules of the New York Stock Exchange, if you are the beneficial owner of shares held in street name and do not provide the bank, broker or other intermediary that holds your shares with specific voting instructions, that bank, broker or other intermediary may generally vote on routine matters but cannot vote on non-routine matters. Proposals One, Two and Three are considered non-routine matters. Unless you instruct the bank, broker or other intermediary that holds your shares to vote on Proposals One, Two and Three, no votes will be cast on your behalf with respect to those proposals. Therefore, it is important that you instruct the bank, broker or other intermediary to cast your vote if you want it to count on Proposals One, Two and Three. Proposal Four is considered a routine matter and, therefore, broker non-votes are not expected to exist on Proposal Four.

For Proposal One, nominees for election as Directors who receive the greatest number of votes will be elected Directors. The General Corporation Law of the State of Delaware provides that stockholders cannot elect Directors by cumulative voting unless a company’s certificate of incorporation so provides. The Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) does not provide for cumulative voting.

Our Corporate Governance Guidelines include a majority voting policy, which sets forth our procedures if a Director-nominee is elected but receives a majority of “withheld” votes. In an uncontested election, the Board of Directors expects any nominee for Director who receives a greater number of votes “withheld” from his or her election than votes “for” such election to tender his or her resignation following certification of the stockholder vote. The Board of Directors shall fill Board vacancies and shall nominate for election or re-election as Director only candidates who agree to tender their resignations in such circumstances. The Governance and Nominating Committee will act on an expedited basis to determine whether to accept a Director’s resignation tendered in accordance with the policy and will make recommendations to the Board of Directors for its prompt consideration with respect to any such letter of resignation. For the full details of our majority voting policy, which is part of our Corporate Governance Guidelines, please see our Corporate Governance Guidelines on our website at www.rpminc.com.

Proposals Two, Three and Four will be decided by the vote of the holders of a majority of the shares entitled to vote thereon present in person or by proxy at the Annual Meeting. In voting for Proposals Two, Three and Four, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the items on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of such proposal.

Pursuant to the By-Laws, any other matters brought before the Annual Meeting will be decided, unless otherwise provided by law or by the Certificate, by the vote of the holders of a majority of the shares entitled to vote thereon present in person or by proxy at the Annual Meeting. In voting on such other matters, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the items on which the abstention is noted and will have the effect of a vote against any such matter. Broker non-votes, however, are not counted as present for purposes of determining whether any such matter has been approved and will have no effect on the outcome of such matter.

If you have any questions or need any assistance in voting your shares of Common Stock, please contact the Company’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

(888) 750-5834 (Toll Free)

7

STOCK OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of Common Stock as of May 31, 2019, unless otherwise indicated, by (i) each person or group known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Director and nominee for election as a Director of the Company, (iii) each executive officer named in the Executive Compensation tables in this Proxy Statement and (iv) all Directors and executive officers as a group. All information with respect to beneficial ownership of Directors, Director nominees and executive officers has been furnished by the respective Director, nominee for election as a Director, or executive officer, as the case may be. Unless otherwise indicated below, each person named below has sole voting and investment power with respect to the number of shares set forth opposite his or her name. The address of each Director nominee, Director and executive officer is 2628 Pearl Road, P.O. Box 777, Medina, Ohio 44258.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Shares of Common Stock(1)
The Vanguard Group(2)	13,764,950	10.4
T. Rowe Price Associates, Inc.(3)	13,538,845	10.2
BlackRock, Inc.(4)	12,138,925	9.1
Kirkland B. Andrews(5)	3,800	*
John M. Ballbach(6)	11,580	*
Bruce A. Carbonari(7)	34,905	*
David A. Daberko(8)	28,565	*
Jenniffer D. Deckard(9)	8,086	*
Salvatore D. Fazzolari(10)	12,694	*
Russell L. Gordon(11)	132,919	0.1
Thomas S. Gross(12)	15,146	*
Janeen B. Kastner(13)	81,248	*
Julie A. Lagacy(14)	3,950	*
Robert A. Livingston(15)	8,950	*
Edward W. Moore(16)	50,246	*
Frederick R. Nance(17)	17,681	*
Ronald A. Rice(18)	206,078	0.1
Keith R. Smiley(19)	103,288	*
Frank C. Sullivan(20)	1,296,138	1.0
William B. Summers, Jr.(21)	39,429	*
All Directors and executive officers as a group (eighteen persons including the Directors, Director nominees and executive officers named above)(22)	2,095,805	1.6

*	Less than 0.1%.

(1)

In accordance with Securities and Exchange Commission (“Commission”) rules, each beneficial owner’s holdings have been calculated assuming full exercise of outstanding options covering Common Stock, if any, exercisable by such owner within 60 days after May 31, 2019, but no exercise of outstanding options covering Common Stock held by any other person.

(2)

According to an amended Schedule 13G filed with the Commission on February 12, 2019, The Vanguard Group (“Vanguard”), as of December 31, 2018, has sole voting power over 65,346 shares of Common Stock, shared voting power, with Vanguard Fiduciary Trust Company (“VFTC”) and Vanguard Investments Australia, Ltd. (“VIA”), wholly-owned subsidiaries of Vanguard, over 15,953 shares of Common Stock, sole dispositive power over 13,696,686 shares of Common Stock, and shared dispositive power, with VFTC and VIA, over 68,264 shares of Common Stock shown in the table above. Vanguard is located at 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(3)

According to an amended Schedule 13G filed with the Commission on February 11, 2019, T. Rowe Price Associates, Inc., as of December 31, 2018, has sole voting power over 4,563,324 shares of Common Stock, and sole dispositive power over the 13,538,845 shares of Common Stock shown in the table above. T. Rowe Price Associates, Inc. is located at 100 E. Pratt Street, Baltimore, Maryland 21202.

(4)

According to an amended Schedule 13G filed with the Commission on February 7, 2019, BlackRock, Inc., together with its subsidiaries BlackRock Life Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Ltd., BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited and BlackRock Advisors (UK) Limited (together, “BlackRock”), as of December 31, 2018, has sole voting power over 11,591,478 shares of Common Stock, and sole dispositive power over the 12,138,925 shares of Common Stock shown in the table above. BlackRock is located at 55 East 52nd Street, New York, New York 10055.

8

STOCK OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT (CONTINUED)

(5)	Mr. Andrews is a Director of the Company.

(6)	Mr. Ballbach is a Director of the Company.

(7)	Mr. Carbonari is a Director of the Company.

(8)	Mr. Daberko is a Director of the Company.

(9)	Ms. Deckard is a Director of the Company.

(10)	Mr. Fazzolari is a Director of the Company.

(11)

Mr. Gordon is an executive officer of the Company. His ownership is comprised of 101,893 shares of Common Stock which he owns directly and 31,026 shares of Common Stock issuable under stock-settled stock appreciation rights currently exercisable or exercisable within 60 days of May 31, 2019.

(12)	Mr. Gross is a Director of the Company.

(13)

Ms. Kastner is an executive officer of the Company. Her ownership is comprised of 70,621 shares of Common Stock which she owns directly, 9,640 shares of Common Stock issuable under stock-settled stock appreciation rights currently exercisable or exercisable within 60 days of May 31, 2019, and approximately 987 shares of Common Stock held by Fidelity Management Trust Company, as trustee of the RPM International Inc. 401(k) Plan, which represents Ms. Kastner’s approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2019.

(14)	Ms. Lagacy is a Director of the Company.

(15)	Mr. Livingston is a Director of the Company.

(16)

Mr. Moore is an executive officer of the Company. His ownership is comprised of 48,288 shares of Common Stock which he owns directly and 1,958 shares of Common Stock issuable under stock-settled stock appreciation rights currently exercisable or exercisable within 60 days of May 31, 2019.

(17)

Mr. Nance is a Director of the Company. Mr. Nance pledged 5,569 of his shares of Common Stock prior to the Company amending its insider trading policy in fiscal 2017 to prohibit such practice, with limited exceptions.

(18)	Mr. Rice was an executive officer of the Company. Mr. Rice retired from the Company on July 6, 2018.

(19)

Mr. Smiley is an executive officer of the Company. His ownership is comprised of 99,119 shares of Common Stock which he owns directly and approximately 4,169 shares of Common Stock held by Fidelity Management Trust Company, as trustee of the RPM International Inc. 401(k) Plan, which represents Mr. Smiley’s approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2019.

(20)

Mr. Sullivan is a Director and an executive officer of the Company. Mr. Sullivan’s ownership is comprised of 902,071 shares of Common Stock which he owns directly, 3,000 shares of Common Stock which he holds as custodian for his son, 358,473 shares of Common Stock issuable under stock-settled stock appreciation rights currently exercisable or exercisable within 60 days of May 31, 2019, 3,350 shares of Common Stock which are held in a trust for the benefit of Mr. Sullivan’s son, 15,000 shares of Common Stock held by a limited liability company of with Mr. Sullivan is one-fifth owner and a managing member, 9,630 shares of Common Stock held in a trust for the benefit of Mr. Sullivan, and approximately 4,614 shares of Common Stock held by Fidelity Management Trust Company, as trustee of the RPM International Inc. 401(k) Plan, which represents Mr. Sullivan’s approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2019. Ownership of the shares of Common Stock held as custodian for his son and those held in a trust for the benefit of his son is attributed to Mr. Sullivan pursuant to Commission rules.

(21)	Mr. Summers is a Director of the Company.

(22)

The number of shares of Common Stock shown as beneficially owned by the Directors, Director nominees and executive officers as a group on May 31, 2019 includes approximately 9,770 shares of Common Stock held by Fidelity Management Trust Company, as trustee of the RPM International Inc. 401(k) Plan, which represents the group’s approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2019.

9

PROPOSAL ONE

ELECTION OF DIRECTORS

The authorized number of Directors of the Company presently is fixed at 12, with the Board of Directors divided into three Classes. Currently, each Class has four Directors. The term of office of one Class of Directors expires each year, and at each Annual Meeting of Stockholders the successors to the Directors of the Class whose term is expiring at that time are elected to hold office for a term of three years.

The term of office of Class I of the Board of Directors expires at this year’s Annual Meeting. The term of office of the persons elected Directors in Class I at this year’s Annual

Meeting will expire at the time of the Annual Meeting held in 2022. Each Director in Class I will serve until the expiration of such Director’s term or until his or her successor shall have been duly elected. The Board of Directors’ nominees for election as Directors in Class I are Kirkland B. Andrews, David A. Daberko, Thomas S. Gross and Frank C. Sullivan. Messrs. Andrews, Daberko, Gross and Sullivan currently serve as Directors in Class I.

Our Board of Directors unanimously recommends a vote FOR each of the nominees for Director named in this Proxy Statement for election to the Board of Directors.

The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the Annual Meeting or any adjournment or postponement thereof for the election as Directors of the four nominees unless the stockholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors. In no event will the accompanying Proxy be voted for more than four nominees or for persons other than those named below and any such substitute nominee for any of them.

10

PROPOSAL ONE (CONTINUED)

NOMINEES FOR ELECTION

Kirkland B. Andrews, age 51 – Director since 2018

Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (NYSE: NRG) since September 2011. Mr. Andrews was a director of NRG Yield, Inc. from 2012 until August 2018 (when NRG Yield, Inc. became Clearway Energy, Inc.), and also served as Executive Vice President, Chief Financial Officer of NRG Yield, Inc. from December 2012 to November 2016. Mr. Andrews has also served as Chief Financial Officer of GenOn Energy, Inc., a wholly-owned subsidiary of NRG, which filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in June 2017. Prior to joining NRG, he served as Managing Director and Co-Head Investment Banking, Power and Utilities – Americas at Deutsche Bank Securities from June 2009 to September 2011. Prior to this, he served in several capacities at Citigroup Global Markets Inc., including Managing Director, Group Head, North American Power from November 2007 to June 2009, and Head of Power M&A, Mergers and Acquisitions from July 2005 to November 2007. In his banking career, Mr. Andrews led multiple large and innovative strategic, debt, equity and commodities transactions.

Mr. Andrews was initially appointed as a Director pursuant to the Cooperation Agreement, dated June 27, 2018, among the Company and Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc. (the “Cooperation Agreement”) related to, among other things, appointment of additional Directors to the Board of Directors. The Board of Directors has determined that Mr. Andrews should serve as a Director because of his extensive executive management experience at NRG and his considerable financial background as NRG’s Executive Vice President and Chief Financial Officer. At NRG, Mr. Andrews deals with many of the major issues, such as financial, strategic, technology, management development, acquisitions and capital allocation, that the Company deals with today. Also, with his extensive financial background, Mr. Andrews is a financial expert for the Company’s Audit Committee.

Shares of Common Stock beneficially owned: 3,800	Nominee to Class I (term expiring in 2022)

David A. Daberko, age 74 – Director since 2007

Retired Chairman of the Board and Chief Executive Officer, National City Corporation, now a part of PNC Financial Services Group, Inc. Mr. Daberko earned a bachelor’s degree from Denison University and a M.B.A. degree from the Weatherhead School of Management at Case Western Reserve University. He joined National City Bank in 1968. Mr. Daberko was elected Deputy Chairman of National City Corporation and President of National City Bank in Cleveland in 1987. He served as President and Chief Operating Officer of National City Corporation from 1993 until 1995. From 1995 until his retirement in 2007, Mr. Daberko served as Chairman and Chief Executive Officer of National City Corporation. Mr. Daberko retired in April 2018 as lead director of Marathon Petroleum Corporation and as a director of MPLX GP LLC. He was formerly a director of Williams Partners L.P.

The Board of Directors has determined that Mr. Daberko should serve as a Director because of his extensive executive management experience, including 12 years as Chairman and Chief Executive Officer of National City Corporation. In that position, Mr. Daberko dealt with many of the major issues, such as financial, strategic, technology, compensation, management development, acquisitions, capital allocation, government and stockholder relations, that the Company deals with today. His service on other boards of directors has given him exposure to different industries and approaches to governance and other key issues.

Shares of Common Stock beneficially owned: 28,565	Nominee to Class I (term expiring in 2022)

11

PROPOSAL ONE (CONTINUED)

Thomas S. Gross, age 65 – Director since 2012

Retired Vice Chairman and Chief Operating Officer for the Electrical Sector of Eaton Corporation plc, a global diversified power management company (NYSE: ETN). Mr. Gross joined Eaton in 2003 as Vice President, Eaton Business Systems, and from June 2004 to December 2009 served as President of Eaton’s power quality and controls business. From January 2009 until his retirement in August 2015, Mr. Gross served as Vice Chairman and Chief Operating Officer for Eaton’s Electrical Sector. Prior to joining Eaton, Mr. Gross held executive leadership positions with Danaher Corporation, Xycom Automation and Rockwell Automation. Mr. Gross is a director of WABCO Holdings Inc., a leading manufacturer of vehicle control systems (NYSE: WBC), where he is the chairman of the compensation, nominating and governance committee. Mr. Gross received his B.S. degree in electrical and computer engineering from the University of Wisconsin and his M.B.A. degree from the University of Michigan.

The Board of Directors has determined that Mr. Gross should serve as a Director because of his extensive executive management experience at Eaton Corporation plc. At Eaton, Mr. Gross dealt with many of the major issues, such as financial, strategic, technology, compensation, management development, acquisitions and capital allocation, that the Company deals with today.

Shares of Common Stock beneficially owned: 15,146	Nominee to Class I (term expiring in 2022)

Frank C. Sullivan, age 58 – Director since 1995

Chairman, President and Chief Executive Officer, RPM International Inc. Mr. Sullivan entered the University of North Carolina as a Morehead Scholar and received his B.A. degree in 1983. From 1983 to 1987, Mr. Sullivan held various commercial lending and corporate finance positions at Harris Bank and First Union National Bank prior to joining RPM as Regional Sales Manager from 1987 to 1989 at RPM’s AGR Company joint venture. In 1989, he became RPM’s Director of Corporate Development. He became a Vice President in 1991, Chief Financial Officer in 1993, Executive Vice President in 1995, President in 1999, Chief Operating Officer in 2001, Chief Executive Officer in 2002, and was elected Chairman of the Board in 2008 and President in July 2018. Mr. Sullivan serves on the boards of The Timken Company, the American Coatings Association, the Cleveland Rock and Roll Hall of Fame and Museum, Greater Cleveland Partnership, the Ohio Business Roundtable, the Army War College Foundation, Inc., the Chamber of Commerce of the United States, the Cleveland School of Science and Medicine, and the Medina County Bluecoats.

The Board of Directors has determined that Mr. Sullivan should serve as a Director because of his role as the Company’s Chief Executive Officer, his intimate knowledge of the Company, and his experience serving as a director of other public companies and non-profit organizations. The Board of Directors believes that Mr. Sullivan’s extensive experience in and knowledge of the Company’s business gained as a result of his long-time service as a member of management is essential to the Board of Directors’ oversight of the Company and its business operations. The Board of Directors also believes that continuing participation by qualified members of the Sullivan family on the Board of Directors is an important part of the Company’s corporate culture that has contributed significantly to its long-term success.

Shares of Common Stock beneficially owned: 1,296,138	Nominee to Class I (term expiring in 2022)

12

PROPOSAL ONE (CONTINUED)

DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE AFTER THE ANNUAL MEETING

John M. Ballbach, age 59 – Director since 2018

Former Chairman and Chief Executive Officer, VWR International, LLC, a leading global laboratory supply and distribution company. From 2007 to 2012, Mr. Ballbach served as Chairman of VWR International, LLC, and he was President and Chief Executive Officer from 2005 to 2012. A seasoned chemicals and coatings industry executive, Mr. Ballbach served as an independent director at Valspar from 2012 until the company’s sale to Sherwin-Williams in 2017. In addition, he is a former corporate officer of Valspar, having served as President and Chief Operating Officer from 2002 to 2004 and in various senior management positions since 1990. Mr. Ballbach served as an Operating Advisor with Clayton, Dubilier & Rice (“Clayton”), a private equity investment firm, from 2014 to 2017. In connection with his role as an Operating Advisor at Clayton, Mr. Ballbach also served as Chairman and director for Solenis, LLC, a specialty chemicals manufacturer and portfolio company of Clayton. Mr. Ballbach served as a director and member of the audit committee of The Timken Company, a publicly traded global manufacturer of bearings and related components, until mid-2014. He also previously served as a Director of Celanese Corp, a global technology leader in the production of specialty materials and chemical products.

Mr. Ballbach was initially appointed as a Director pursuant to the Cooperation Agreement related to, among other things, appointment of additional Directors to the Board of Directors. The Board of Directors has determined that Mr. Ballbach should serve as a Director because of his extensive executive management experience, including his service as Chairman and Chief Executive Officer of VWR International, LLC and his service as President and Chief Operating Officer of Valspar. In those positions, Mr. Ballbach dealt with many of the major issues, such as financial, strategic, technology, compensation, management development, acquisitions, capital allocation, government and stockholder relations, that the Company deals with today.

Shares of Common Stock beneficially owned: 11,580	Director in Class II (term expiring in 2021)

Bruce A. Carbonari, age 63 – Director since 2002

Retired Chairman and Chief Executive Officer, Fortune Brands, Inc., a diversified consumer products company. Prior to his retirement, Mr. Carbonari served as the Chairman and Chief Executive Officer of Fortune Brands from 2008 to 2011, and as its President and Chief Executive Officer from 2007 to 2008. Previously, he held positions with Fortune Brands business unit, Fortune Brands Home & Hardware LLC, as Chairman and Chief Executive Officer from 2005 until 2007 and as President and Chief Executive Officer from 2001 to 2005. Mr. Carbonari was the President and Chief Executive Officer of Fortune Brands Kitchen and Bath Group from 1998 to 2001, and was previously the President and Chief Executive Officer of Moen, Inc. from 1990 to 1998. Prior to joining Moen in 1990, Mr. Carbonari was Executive Vice President and Chief Financial Officer of Stanadyne, Inc., Moen’s parent company at that time. He began his career at PricewaterhouseCoopers prior to joining Stanadyne in 1981.

The Board of Directors has determined that Mr. Carbonari should serve as a Director because of his extensive executive management experience, including his service as Chairman and Chief Executive Officer of Fortune Brands, Inc. In that position, Mr. Carbonari dealt with many of the major issues, such as financial, strategic, technology, compensation, management development, acquisitions, capital allocation, government and stockholder relations, that the Company deals with today.

Shares of Common Stock beneficially owned: 34,905	Director in Class II (term expiring in 2021)

13

PROPOSAL ONE (CONTINUED)

Jenniffer D. Deckard, age 53 – Director since 2015

Former President and Chief Executive Officer of Covia Holdings Corporation, a leading provider of minerals and materials solutions for the industrial and energy markets (NYSE: CVIA). Ms. Deckard also served as a director on Covia’s board of directors from June 2018 until May 2019. Ms. Deckard previously served as President, Chief Executive Officer and director of Fairmount Santrol Holdings Inc. from 2013 until June 2018, when Fairmount Santrol and Unimin Corporation merged to form Covia. Previously, Ms. Deckard served as Fairmount Santrol’s President from January 2011 until May 2013, Vice President of Finance and Chief Financial Officer from 1999 until 2011, Corporate Controller from 1996 to 1999 and Accounting Manager from 1994 until 1996. Ms. Deckard serves on the boards of the Cleveland Foundation and the Edwins Foundation. Ms. Deckard received a bachelor of science from the University of Tulsa and a M.B.A. degree from Case Western Reserve University.

The Board of Directors has determined that Ms. Deckard should serve as a Director because of her extensive executive management experience and financial expertise, including her service as President and Chief Executive Officer of Covia. In that position, Ms. Deckard dealt with many of the major issues, such as financial, strategic, technology, compensation, management development, acquisitions, capital allocation, government and stockholder relations, that the Company deals with today. Also, with her extensive financial background, Ms. Deckard is a financial expert for the Company’s Audit Committee. Ms. Deckard also provides the Board of Directors a valuable perspective as a member of the boards of several prominent local non-profit organizations.

Shares of Common Stock beneficially owned: 8,086	Director in Class II (term expiring in 2021)

Salvatore D. Fazzolari, age 67 – Director since 2013

Former Chairman, President and Chief Executive Officer of Harsco Corporation, a diversified global industrial company. Mr. Fazzolari served as Chairman and Chief Executive Officer of Harsco Corporation from 2008 until February 2012, in addition to serving as its President from 2010 until February 2012. During the course of his over 30 years of service to Harsco Corporation, Mr. Fazzolari held various other positions, including President (2006 –2007), Chief Financial Officer (1998 –2007) and Treasurer and Corporate Controller. Mr. Fazzolari is a certified public accountant (inactive) and a certified information systems auditor (inactive). He serves on the board of directors of Gannett Fleming Affiliates, Inc. and Bollman Hat Company. He previously served on the board of directors of OrangeHook, Inc., a software solutions company focused on identity solutions (OTCQB: ORHK), until February 2019. He is also an advisory board member of Current Capital LLC, an operating partner – metals for Sole Source Capital (a private equity firm), and is a member of the senior advisory council of AEA Investors LP (a private equity firm). He earned his bachelor of business administration degree in accounting from Pennsylvania State University.

The Board of Directors has determined that Mr. Fazzolari should serve as a Director because of his extensive executive management experience, including his service as Chairman, President and Chief Executive Officer of Harsco Corporation. In that position, Mr. Fazzolari dealt with many of the major issues, such as financial, strategic, technology, compensation, management development, acquisitions, capital allocation, government and stockholder relations, that the Company deals with today. Also, Mr. Fazzolari has extensive global experience, and because of his considerable financial background, he is a financial expert for the Company’s Audit Committee and serves as its chairman.

Shares of Common Stock beneficially owned: 12,694	Director in Class II (term expiring in 2021)

14

PROPOSAL ONE (CONTINUED)

Julie A. Lagacy, age 52 – Director since 2017

Vice President of Global Information Services and Chief Information Officer, Caterpillar Inc. (NYSE: CAT). Caterpillar is a manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives with 2018 sales and revenues of $54.7 billion. Ms. Lagacy joined Caterpillar in 1988, and served as Product and Commercial Manager from 1999 until 2004, Human Resources Manager from 2004 until 2006, Senior Business Resource Manager (Global Mining) from 2006 until 2012, and Chief Financial Officer (Global Mining) from 2012 until 2013. From 2013 until 2014, Ms. Lagacy served as Vice President (Financial Services Division), and became Vice President of Global Information Services and Chief Information Officer in 2014. Ms. Lagacy also serves on the board of the Illinois Cancer Care Charitable Foundation. She earned dual bachelor’s degrees in Management and Economics from Illinois State University, an M.B.A. degree from Bradley University, and is a Certified Management Accountant.

The Board of Directors has determined that Ms. Lagacy should serve as a Director because of her extensive executive management experience at Caterpillar. At Caterpillar, Ms. Lagacy deals with many of the major issues, such as financial, strategic, technology, cybersecurity, management development, acquisitions and capital allocation, that the Company deals with today. Specifically with regard to cybersecurity matters, Ms. Lagacy earned a Certificate in Cybersecurity Oversight from Carnegie Mellon University’s Software Engineering Institute. Also, with her extensive financial background, Ms. Lagacy is a financial expert for the Company’s Audit Committee.

Shares of Common Stock beneficially owned: 3,950	Director in Class III (term expiring in 2020)

Robert A. Livingston, age 65 – Director since 2017

Retired President and Chief Executive Officer, Dover Corporation, a $7.0 billion diversified manufacturer (NYSE: DOV). Mr. Livingston served as Dover’s President and Chief Executive Officer from 2008 until his retirement in April 2018. Previously, he held positions with Dover business units Dover Engineered Systems, Inc. (as President and Chief Executive Officer) from 2007 until 2008, and Dover Electronics, Inc. (as President and Chief Executive Officer) from 2004 until 2007. Mr. Livingston was previously the President of Vectron International, Inc., a Dover business unit, from 2001 until 2004, and the Executive Vice President (from 1998 until 2001) and Vice President, Finance and Chief Financial Officer (from 1987 until 1998) of Dover Technologies, Inc. Prior to its acquisition by Dover in 1983, Mr. Livingston was Vice President, Finance of K&L Microwave, and continued to serve in that capacity until 1984, when he became Vice President and General Manager of K&L Microwave until 1987. Mr. Livingston was a director of Dover Corporation from 2008 until his retirement in April 2018. Since December 2018, Mr. Livingston has been a director of Amphenol Corporation, a manufacturer of electrical and fiber optic connectors and interconnect systems (NYSE: APH), where he serves on Amphenol’s audit and compensation committees. Mr. Livingston received his B.S. degree in business administration from Salisbury University.

The Board of Directors has determined that Mr. Livingston should serve as a Director because of his extensive executive management experience, including his service as President and Chief Executive Officer of Dover. In that position, Mr. Livingston dealt with many of the major issues, such as financial, strategic, technology, compensation, management development, acquisitions, capital allocation, government and stockholder relations, that the Company deals with today.

Shares of Common Stock beneficially owned: 8,950	Director in Class III (term expiring 2020)

15

PROPOSAL ONE (CONTINUED)

Frederick R. Nance, age 65 – Director since 2007

Global Managing Partner of Squire Patton Boggs (US) LLP, Attorneys-at-law, Cleveland, Ohio, since January 2017, where Mr. Nance is responsible for 36 offices in 16 countries. He received his B.A. degree from Harvard University and his J.D. degree from the University of Michigan. Mr. Nance joined Squire Patton Boggs directly from law school, became partner in 1987, served as the Managing Partner of the firm’s Cleveland office from 2002 until 2007, and served as the firm’s Regional Managing Partner from 2007 until 2017. Mr. Nance also served two four-year terms on the firm’s worldwide, seven-person Management Committee. In addition to his duties at Squire Patton Boggs, where he heads the firm’s U.S. Sports and Entertainment practice representing clients including LeBron James, Mr. Nance serves on the boards of the Greater Cleveland Partnership and the Cleveland Clinic. In October 2015, Mr. Nance was inducted into the Northeast Ohio Business Hall of Fame.

The Board of Directors has determined that Mr. Nance should serve as a Director primarily due to his significant legal background and management experience. Mr. Nance’s background allows him to provide valuable insights to the Board of Directors, particularly in regard to corporate governance and risk issues that confront the Company. Mr. Nance also provides the Board of Directors a valuable perspective as a member of the boards of several prominent local non-profit organizations.

Shares of Common Stock beneficially owned: 17,681	Director in Class III (term expiring in 2020)

William B. Summers, Jr., age 69 – Director since 2004

Retired Chairman and Chief Executive Officer of McDonald Investments Inc., an investment banking and securities firm and a part of KeyBanc Capital Markets. Prior to his retirement, Mr. Summers served as Chairman of McDonald Investments Inc. from 2000 to 2006, and as its Chief Executive Officer from 1994 to 2000. From 1998 until 2000, Mr. Summers served as the Chairman of Key Capital Partners and an Executive Vice President of KeyCorp. Mr. Summers is a director of Integer Holdings Corporation, a medical device outsource manufacturer (NYSE: ITGR), and a member of the advisory board of Molded Fiber Glass Companies. From 2004 until May 2011, Mr. Summers was a director of Developers Diversified Realty Corporation. Mr. Summers was previously a member of the NASDAQ Stock Market board of directors, and served as its chairman for two years. Mr. Summers is a trustee of Baldwin Wallace University, and serves on the boards of the Cleveland Rock and Roll Hall of Fame and Museum, the United States Army War College Foundation, and the Cleveland Convention and Visitors Bureau.

The Board of Directors has determined that Mr. Summers should serve as a Director because of his extensive executive management experience, including over 15 years of experience as Chairman and Chief Executive Officer of McDonald Investments Inc., service on the boards of both the New York Stock Exchange and National Association of Securities Dealers, and his experience serving as a director of other private and public companies. His experience enables Mr. Summers to provide keen insight and diverse perspectives on several critical areas impacting the Company, including capital markets, financial and external reporting, long-term strategic planning and business modeling. Mr. Summers also provides the Board of Directors a valuable perspective as a member of the boards of several prominent local non-profit organizations.

Shares of Common Stock beneficially owned: 39,429	Director in Class III (term expiring in 2020)

16

INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee, a Governance and Nominating Committee and an Operating Improvement Committee. The Executive Committee has the power and authority of the Board of Directors in the interim period between Board meetings. The functions of each of the Audit Committee, the Compensation Committee, the Governance and Nominating Committee and the Operating Improvement Committee are governed by charters that have been adopted by the Board of Directors. The Board of Directors also has adopted Corporate Governance Guidelines to assist the Board of Directors in the exercise of its responsibilities, and a code of business conduct and ethics (“The Values & Expectations of 168”) that applies to the Company’s Directors, officers, and employees.

The charters of the Audit Committee, Compensation Committee, Governance and Nominating Committee and Operating Improvement Committee and the Corporate Governance Guidelines and The Values & Expectations of 168 are available on the Company’s website at www.rpminc.com and in print to any stockholder who requests a copy. Requests for copies should be directed to Manager of Investor Relations, RPM International Inc., P.O. Box 777, Medina, Ohio 44258. The Company intends to disclose any amendments to The Values & Expectations of 168, and any waiver of The Values & Expectations of 168 granted to any Director or executive officer of the Company, on the Company’s website. As of the date of this Proxy Statement, there have been no such waivers.

Board Independence

The Company’s Corporate Governance Guidelines and the New York Stock Exchange (the “NYSE”) listing standards provide that at least a majority of the members of the Board of Directors must be independent, i.e., free of any material relationship with the Company, other than his or her relationship as a Director or Board Committee member. A Director is not independent if he or she fails to satisfy the standards for independence under the NYSE listing standards, the rules of the Commission, and any other applicable laws, rules and regulations. The Board of Directors adopted categorical standards (the “Categorical Standards”) to assist it in making independence determinations. The Categorical Standards specify the criteria by which the independence of the Directors will be determined and meet or exceed the independence requirements set forth in the NYSE listing standards and the rules of the Commission. The Categorical Standards are available on the Company’s website at www.rpminc.com.

During the Board of Directors’ annual review of director independence, the Board of Directors considers transactions, relationships and arrangements between each Director or an immediate family member of the Director and the Company. The Board of Directors also considers transactions, relationships and arrangements between each Director or an immediate family member of the Director and the Company’s senior management.

In July 2019, the Board of Directors performed its annual director independence review for fiscal 2020. As a result of this review, the Board of Directors determined that 11 out of 12 current Directors are independent, and that all members of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee are independent. The Board of Directors determined that Ms. Deckard, Ms. Lagacy, and Messrs. Andrews, Ballbach, Carbonari, Daberko, Fazzolari, Gross, Livingston, Nance and Summers meet the Categorical Standards and are independent and, in addition, satisfy the independence requirements of the NYSE. Mr. Sullivan is not considered to be independent because of his position as Chairman and Chief Executive Officer of the Company.

In determining the independence of Ms. Deckard, the Board of Directors considered that she is the former President and Chief Executive Officer of Covia Holdings Corporation, a leading provider of minerals and materials solutions for the industrial and energy markets. The Company purchased products from Covia and Fairmount Santrol Holdings Inc., Covia’s predecessor, from time to time in the ordinary course of the Company’s business. For the Company’s fiscal year ended May 31, 2019, the Company purchased approximately $2.0 million of products and services of a transactional nature from Covia, representing less than 0.112% of Covia’s $1.8 billion in net sales on an annual basis. The Board of Directors does not believe that this relationship impairs Ms. Deckard’s independence.

As part of this review, the Board of Directors also considered common private and charitable board memberships among our executive officers and Directors, including Ms. Deckard and Messrs. Nance and Summers. The Board of Directors does not believe that any of these common board memberships impairs the independence of the Directors.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function and independent auditor, and prepares the report of the Audit Committee. The specific functions and responsibilities of the Audit Committee are set forth in the Audit Committee Charter which is available on the Company’s website.

17

INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS (CONTINUED)

The Board of Directors has determined that each member of the Audit Committee is financially literate and satisfies the current independence standards of the NYSE listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has also determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as that term is defined in Item 407(d) of Regulation S-K. Each of Ms. Deckard, Ms. Lagacy and Messrs. Andrews and Fazzolari also satisfies the NYSE accounting and financial management expertise requirements.

Compensation Committee

The Compensation Committee assists the Board of Directors in discharging its oversight responsibilities relating to, among other things, executive compensation, equity and incentive compensation plans, management succession planning and producing the Compensation Committee Report. The Compensation Committee administers the Company’s Incentive Compensation Plan, Restricted Stock Plan, Restricted Stock Plan for Directors, and 2014 Omnibus Plan. The Compensation Committee reviews and determines the salary and bonus compensation of the Chief Executive Officer, as well as reviews and recommends to the Board of Directors for its approval the compensation of the other executive officers of the Company. The Compensation Committee may delegate its authority to a subcommittee or subcommittees. Each member of the Compensation Committee is independent within the meaning of the NYSE listing standards and the Company’s Corporate Governance Guidelines.

Our Chief Executive Officer, together with the Compensation Committee, reviews assessments of executive compensation practices at least annually against our defined comparative framework. Our Chief Executive Officer makes recommendations to the Compensation Committee with the intent of keeping our executive officer pay practices aligned with our intended pay philosophy. The Compensation Committee must approve any recommended changes before they can be made. The Compensation Committee has the sole authority to retain and terminate any compensation and benefits consultant, independent legal counsel or other adviser, to assess the independence of such compensation and benefits consultant, independent legal counsel or other adviser and any potential conflicts of interest prior to engagement, and to approve the related fees and other retention terms of such compensation and benefits consultant, independent legal counsel or other adviser.

Before selecting any compensation and benefits consultant, independent legal counsel or other adviser, the Compensation Committee takes into account all factors relevant to that adviser’s independence from management, including the following six factors:

•	the provision of other services to the Company by the adviser’s employer;

•	the amount of fees received from the Company by the adviser’s employer, as a percentage of total revenues of the employer;

•	the policies and procedures of the adviser’s employer that are designed to prevent conflicts of interest;

•	any business or personal relationship of the adviser with a member of the Compensation Committee;

•	any Common Stock of the Company owned by the adviser; and

•	any business or personal relationship of the adviser or the adviser’s employer with an executive officer of the Company.

Governance and Nominating Committee

The Governance and Nominating Committee reports to the Board of Directors on all matters relating to corporate governance of the Company, including the development and recommendation to the Board of Directors of a set of corporate governance principles applicable to the Company, selection, qualification and nomination of the members of the Board of Directors and nominees to the Board of Directors, and administration of the Board’s evaluation process. Each of the members of the Governance and Nominating Committee is independent within the meaning of the NYSE listing standards and the Company’s Corporate Governance Guidelines.

In identifying and considering possible candidates for election as a Director, the Governance and Nominating Committee, after consultation with the Board and the Chief Executive Officer, will consider all relevant factors and will be guided by the following principles: (1) each Director should be an individual of the highest character and integrity; (2) each Director shall have demonstrated exceptional ability and judgment and should have substantial experience which is of particular relevance to the Company; (3) each Director should have sufficient time available to devote to the affairs of the Company; and (4) each Director should represent the best interests of the stockholders as a whole rather than special interest groups. This evaluation is performed in light of the Governance and Nominating Committee’s views as to the needs of the Board of Directors and the Company as well as what skill set and other characteristics would most complement those of the current Directors.

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INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS (CONTINUED)

The Governance and Nominating Committee and the Board of Directors consider a diverse group of experiences, characteristics, attributes, and skills, including diversity in gender, ethnicity, race, cultural background, and age, in determining whether an individual is qualified to serve as a Director of the Company. While the Board of Directors does not maintain a formal policy regarding diversity, pursuant to its Charter the Governance and Nominating Committee does consider the diversity of the Board of Directors when considering Director nominees for recommendation to the Board of Directors. The Governance and Nominating Committee and the Board of Directors also consider the composition of the Board of Directors as a whole in evaluating whether a particular individual should serve on the Board of Directors, as the Board of Directors seeks to comprise itself of members which, collectively, possess a range of relevant skills, experience, and expertise.

The Governance and Nominating Committee will consider potential candidates recommended by stockholders, current Directors, Company officers, employees and others. The Governance and Nominating Committee will use the above enumerated factors to consider potential candidates regardless of the source of the recommendation. Stockholder recommendations for director nominations may be submitted to the Secretary of the Company at P.O. Box 777, Medina, Ohio 44258, and they will be forwarded to the Governance and Nominating Committee for consideration, provided such recommendations are accompanied by sufficient information to permit the Governance and Nominating Committee to evaluate the qualifications and experience of the potential candidates. Recommendations should include, at a minimum, the following:

•	the name, age, business address and residence address of the proposed nominee;

•	the principal occupation or employment of the proposed nominee;

•	the number of shares of Common Stock which are beneficially owned by such candidate;

•	a description of all arrangements or understandings between the stockholder(s) making such nomination and each candidate and any other person or persons (naming such person or persons) pursuant to which nominations are to be made by the stockholder;

•	detailed biographical data and qualifications and information regarding any relationships between the candidate and the Company within the past three years;
•	any other information relating to the proposed nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

•	any other information the stockholder believes is relevant concerning the proposed nominee;

•	a written consent of the proposed nominee(s) to being named as a nominee and to serve as a director if elected;

•	a written agreement of the proposed nominee(s) to comply with the provisions of the Company’s majority voting policy;

•	the name and record address of the stockholder who is submitting the notice; and

•	the number of shares of Common Stock which are owned of record or beneficially by the stockholder who is submitting the notice and the date such shares were acquired by the stockholder and if such person is not a stockholder of record or if such shares are owned by an entity, reasonable evidence of such person’s ownership of such shares or such person’s authority to act on behalf of such entity.

Stockholders who desire to nominate a proposed nominee for Director at an Annual Meeting must also comply with the requirements set forth in the By-Laws concerning such nominations.

Operating Improvement Committee

Pursuant to the Cooperation Agreement, the Board of Directors also formed the Operating Improvement Committee (the “Operating Improvement Committee”) comprised of Messrs. Andrews, Ballbach, Gross and Livingston as voting members, and Mr. Sullivan as a non-voting, ex officio member. Messrs. Andrews and Livingston serve as the co-chairs of the Operating Improvement Committee. The Operating Improvement Committee assists and advises the Board of Directors on issues relating to the Company’s 2020 MAP to Growth initiative, short-term and long-term balance sheet optimization plans, net working capital streamlining initiatives and initiatives regarding appropriate share repurchases. The Operating Improvement Committee met 11 times during the fiscal year ended May 31, 2019.

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INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS (CONTINUED)

Committee Membership

Set forth below is the current membership of each of the Committees, with the number of meetings held during the fiscal year ended May 31, 2019 in parentheses:

Executive Committee(1)	Audit Committee(5)	Compensation Committee(4)	Governance and Nominating Committee(4)	Operating Improvement Committee(11)
Frank C. Sullivan	Salvatore D. Fazzolari	David A. Daberko	Bruce A. Carbonari	Kirkland B. Andrews
(Chairman)	(Chairman)	(Chairman)	(Chairman)	(Co-Chairman)
Bruce A. Carbonari	Kirkland B. Andrews	Thomas S. Gross	John M. Ballbach	Robert A. Livingston
David A. Daberko	Jenniffer D. Deckard	Robert A. Livingston	Frederick R. Nance	(Co-Chairman)
Salvatore D. Fazzolari	Julie A. Lagacy	William B. Summers, Jr.		John M. Ballbach
Robert A. Livingston				Thomas S. Gross

Board Meetings

The Board of Directors held seven meetings during the fiscal year ended May 31, 2019. No Director, during the fiscal year ended May 31, 2019, attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period that the Director served and (ii) the total number of meetings held by Committees of the Board of Directors on which the Director served, during the period that the Director served.

Independent Directors Meetings

Each of the Directors, other than Mr. Sullivan, is a non-management Director. Each of the non-management Directors was independent within the meaning of the NYSE listing standards and the Company’s Corporate Governance Guidelines during fiscal 2019. The Company’s independent Directors generally meet in executive sessions each year in January, April and July. Bruce A. Carbonari currently serves as Lead Director, and served as the Lead Director for the January, April and July meetings of the Company’s independent Directors in 2019. The Company’s Corporate Governance Guidelines define such Lead Director’s role and responsibilities.

Structure of the Board of Directors

The By-Laws provide that one person may hold the position of Chairman of the Board of Directors and Chief Executive Officer. The Chief Executive Officer of the Company currently serves as the Chairman of the Board of Directors. The Board of Directors believes that the Chief Executive Officer is best situated to serve as Chairman because he is one of the Directors most familiar with the Company’s business and industry. The Board of Directors believes that combining the roles of Chief Executive Officer and Chairman of the Board of Directors provides an efficient and effective leadership model for the Company by fostering clear accountability, effective decision-making, and alignment of corporate strategy. The independent Directors bring experience, oversight, and expertise from outside the Company and its industry, while the

Chief Executive Officer brings Company and industry-specific experience and expertise. One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of management’s strategy once it is developed.

The Corporate Governance Guidelines provide for a Lead Director, and define such Lead Director’s role and responsibilities. The Lead Director:

•	presides at all executive sessions of the independent Directors or other meetings at which the Chairman of the Board is not present;

•	is authorized to call meetings of the independent Directors;

•	works with the Chairman of the Board to call Board meetings;

•	serves as a liaison between the Chairman of the Board and the independent Directors as required (each Director is free, however, to communicate directly with the Chairman of the Board);

•	works with the Chairman of the Board to set and approve the Board schedule and agenda to ensure sufficient time for discussion of all agenda items;

•	approves the materials to be provided to the Board;

•	consults with other Directors and facilitates communication between the Board and the Chief Executive Officer;

•	serves as focal point for stockholder communications and requests for consultation addressed to the independent Directors;

•	has the ability to retain outside professionals on behalf of the Board as the Board may determine is necessary or appropriate; and

•	performs such other functions either specified in the Corporate Governance Guidelines or assigned from time to time by the Board.

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INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS (CONTINUED)

The Board of Directors believes the combined role of Chief Executive Officer and Chairman of the Board of Directors, together with independent Directors having the duties described above, is in the best interests of stockholders because it strikes an appropriate balance for the Company. With the Chief Executive Officer also serving as Chairman of the Board of Directors, there is unified leadership and a focus on strategic development and execution, while the independent Directors help ensure independent oversight of management.

Role in Risk Oversight

Risk is inherent in any business and the Company’s management is responsible for the day-to-day management of risks that the Company faces. The Board of Directors, on the other hand, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to evaluate the risk management process to ensure its adequacy and that it is implemented properly by management.

The Board of Directors believes that full and open communication between management and the Board of Directors is essential for effective risk management and oversight. Senior management, which includes the Chief Compliance Officer and the Vice President – Corporate Benefits and Risk Management, attends quarterly meetings of the Board of Directors, as well as certain committee meetings, in order to address any questions or concerns raised by the Board of Directors on risk management and any other matters. Each quarter, the Board of Directors receives presentations from senior management on business operations, financial results, and strategic issues. In addition, senior management holds an annual strategic planning retreat attended by members of the Board of Directors, as well as periodic strategic planning sessions, to discuss strategies, key challenges, and risks and opportunities for the Company. Senior management then reviews the results of each strategic planning session with the Board of Directors. Finally, each year senior management reviews with the Board of Directors an assessment of the key risks the Company faces and then prioritizes them in a consolidated enterprise risk map.

The Board Committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls, and compliance with legal and regulatory requirements. Risk assessment reports are regularly provided by management and the Company’s internal auditors to the Audit Committee. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and programs, including overseeing the Company’s compensation-related risk assessment described further below in this Proxy Statement. The Governance and Nominating Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with the organization of the Board of Directors and its membership and structure, succession planning for Directors and executive officers, and corporate governance, including the annual monitoring of corporate governance issues, administering regular self-evaluations of the Board and its committees, and reviewing potential conflicts of interest.

All of these Board Committees report back to the full Board of Directors at meetings of the Board of Directors as to the Board Committees’ activities and matters discussed and reviewed at the Board Committees’ meetings. In addition, the Board of Directors is encouraged to participate in external Director education courses to keep apprised of current issues, including areas of risk.

Succession Planning

The Company actively engages in succession planning in order to ensure that it has sufficient depth and breadth of executive talent. While effective succession planning is a fluid process, there are certain annual processes in which the Company engages to determine appropriate candidates and leadership potential. Information is gathered and analyzed to assess the staffing of the Company’s key positions to identify and develop employees for such positions. To further this process, an offsite leadership development program is conducted each year for purposes of recognizing the Company’s emerging leaders and uniting them in a three-day formal program with peers and representatives from the Board of Directors. In addition, after completing this leadership development program, certain employees are selected to work with a top-ranked global provider of executive education to enhance senior level personal leadership development and leadership team strategy development.

Communications with the Board of Directors

Stockholders and other persons may communicate with the non-management Directors as a group or any chair of a Board Committee. Such communications may be confidential or anonymous, if so designated, and may be submitted in writing to Board of Directors Communications c/o General Counsel, RPM International Inc., P.O. Box 777, Medina, Ohio 44258 or by email to directors@rpminc.com. Unless specifically directed to one of the Committee chairs, communications will be forwarded to the Lead Director for the next scheduled meeting of independent Directors.

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INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS (CONTINUED)

All communications received in accordance with these procedures will be reviewed initially by the Company’s General Counsel, who will relay all such communications (or a summary thereof) to the appropriate Director or Directors unless he determines that such communication:

•	does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its Committees; or

•	relates to routine or insignificant matters that do not warrant the attention of the Board of Directors.

In the alternative to the procedures outlined above, any stockholder or interested party may report any suspected accounting or financial misconduct confidentially through our compliance hotline. Information regarding our compliance hotline is available on our website, www.rpminc.com.

Attendance at Annual Meetings of Stockholders

It is a policy of the Board of Directors that all its members attend the Annual Meeting absent exceptional cause. All of the Directors who were at that time members of the Board of Directors, other than Ms. Deckard, were present at the October 2018 Annual Meeting.

22

PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, contains a provision that is commonly known as “Say-on-Pay.” Say-on-Pay gives our stockholders an opportunity to vote on an advisory, non-binding basis to approve the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Commission rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the executive compensation program and practices described in this Proxy Statement. Please read the Compensation Discussion and Analysis, executive compensation tables and narrative disclosure for a detailed explanation of our executive compensation program and practices. Accordingly, we are asking our stockholders to vote “FOR” the following resolution:

“RESOLVED, that RPM International Inc.’s stockholders hereby approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement.”

We are focused on delivering operating results with the ultimate goal of creating and maximizing value for our stockholders on a long-term basis. Our compensation programs and practices have been designed to drive those results, and they have served our Company well. For fiscal 2019, 55% of the amounts of the principal compensation components for our named executive officers in the aggregate was variable and tied to our performance. Our compensation programs and practices have been integral to our success in attracting and retaining an experienced and effective management team.

Consistent with our focus on delivering sustained long-term operating results, over the past 10 years our sales grew at a compound annual growth rate of 5.1%. Our stockholders have been rewarded for this performance over this 10-year period, enjoying a compound annual growth rate in cumulative total return, including the reinvestment of dividends, of 16.7%, compared to the compound annual growth rate in cumulative total return for the S&P 500 of 13.9%. In addition, 2019 marked our 45th consecutive year of increased dividends. The following table shows the cumulative total stockholder return, including the reinvestment of dividends, of shares of our Common Stock compared to the S&P 500, and a peer group over the past 10 years.

COMPARISON OF 10-YEAR CUMULATIVE TOTAL RETURN*

Among RPM International Inc., the S&P 500 Index,

and a Peer Group**

*	$100 invested on May 31, 2009 in stock or index, including reinvestment of dividends. Fiscal year ending May 31.
**

Peer group of eight companies includes Akzo Nobel N.V., Axalta Coating Systems Ltd., Ferro Corporation, GCP Applied Technologies Inc., H.B. Fuller Company, Masco Corporation, PPG Industries, Inc. and The Sherwin-Williams Company.

Copyright© 2019 Standard & Poor’s, a division of S&P Global. All rights reserved.

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PROPOSAL TWO (CONTINUED)

This advisory vote on executive compensation is not binding on us. However, the Board of Directors and the Compensation Committee highly value the opinions of our stockholders. To the extent there is a significant vote against this proposal, we will seek to determine the reasons for our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns when making future executive compensation decisions.

Proposal Two will be decided by the vote of the holders of a majority of the shares entitled to vote thereon present in person or by proxy at the Annual Meeting. In voting for Proposal Two, votes may be cast in favor, against or abstained. Abstentions will count as present and will have the effect of a vote against Proposal Two. Broker non-votes, however, are not counted as present for purposes of determining whether Proposal Two has been approved and will have no effect on the outcome of Proposal Two.

Our Board of Directors unanimously recommends a vote FOR Proposal Two relating to the advisory vote on executive compensation.

24

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

In this section, we describe the material components of our executive compensation program for our named executive officers whose compensation is set forth in the Summary Compensation Table and other compensation tables contained in this Proxy Statement:

•	Frank C. Sullivan, our Chairman, President and Chief Executive Officer;

•	Russell L. Gordon, our Vice President and Chief Financial Officer;

•	Edward W. Moore, our Senior Vice President, General Counsel and Chief Compliance Officer;

•	Janeen B. Kastner, our Vice President – Corporate Benefits and Risk Management;

•	Keith R. Smiley, our Vice President – Finance and Controller; and

•	Ronald A. Rice, our former President and Chief Operating Officer.

We also provide an overview of our executive compensation philosophy and our executive compensation program. In addition, we explain how and why the Compensation Committee arrives at specific compensation policies and decisions involving the named executive officers.

Our Business

RPM International Inc. owns subsidiaries that are world leaders in specialty coatings, sealants, building materials and related services. The Company operates across four reportable segments: consumer, construction products, performance coatings and specialty products. RPM has a diverse portfolio with hundreds of market-leading brands, including Rust-Oleum, DAP, Zinsser, Varathane, Day-Glo, Legend Brands, Stonhard, Carboline, Tremco and Dryvit. From homes and workplaces, to infrastructure and precious landmarks, RPM’s brands are trusted by consumers and professionals alike to help build a better world. The Company employs approximately 15,000 individuals worldwide.

For more information about our business, please see “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the Commission on July 24, 2019.

Fiscal 2019 Business Highlights

The Company’s consolidated net sales, net income, and diluted earnings per share for the fiscal year ended May 31, 2019 were as follows:

•	Consolidated net sales increased 4.6% to a record $5.56 billion in fiscal 2019 from $5.32 billion in fiscal 2018;
•	Net income decreased 21.1% to $266.6 million in fiscal 2019 from $337.8 million in fiscal 2018 (adjusted net income* increased 1.9% to $360.7 million in fiscal 2019 from $353.8 million in fiscal 2018); and

•	Diluted earnings per share decreased 19.6% to $2.01 in fiscal 2019 from $2.50 in fiscal 2018 (adjusted earnings per share* increased 3.4% to $2.71 in fiscal 2019 from $2.62 in fiscal 2018).

*

See Appendix A for information about how we calculated adjusted net income and adjusted earnings per share for fiscal 2019 and fiscal 2018. The Compensation Committee considered our fiscal 2019 operating results, including our adjusted net income and our adjusted earnings per share, in connection with its compensation decisions.

2020 MAP to Growth Wave 1 Savings Ahead of Plan

The Company has implemented the foundational elements of its 2020 MAP to Growth operating improvement plan that the Company announced last year with great success. The Company moved with urgency and has made significant progress toward the cost saving and share repurchase targets the Company laid out on November 28, 2018. Over the course of the plan, the Company targeted $290 million in annualized savings across three waves set to conclude in December 2020. The first wave, which was completed on May 31, 2019, targeted $83 million in annualized cost savings. The Company is on pace to exceed that target by 23%, with annualized savings of $102 million. Approximately $52.7 million of that amount was realized in the Company’s fiscal 2019 financial statements. In addition, the Company is ahead of schedule of its goal to repurchase $1.0 billion of stock by May 31, 2021. See “Stock Repurchase Program” at page 3 of this Proxy Statement. For more information about our 2020 MAP to Growth achievements, see our Annual Report to Stockholders, which can be found on our website at www.rpminc.com.

Fiscal 2019 Executive Compensation Highlights

For fiscal 2019, the Compensation Committee:

•	Increased base salaries by 0.5% for Mr. Sullivan, 2.1% for Mr. Gordon, 2.7% for Mr. Moore, and 11.1% for Ms. Kastner;

•	Awarded stock appreciation rights for fiscal 2019 in lower amounts than in fiscal 2018, and Performance Earned Restricted Stock (PERS) grants higher than fiscal 2018 to reflect progress achieved related to the Company’s 2020 MAP to Growth initiative; and

•	Under the Incentive Plan for fiscal 2019, increased cash awards by $245,000 for Mr. Sullivan, $10,000 for Messrs. Gordon and Moore, and $80,000 for Ms. Kastner.

Total fiscal 2019 compensation, as set forth in the Summary Compensation Table, increased compared to total fiscal 2018 compensation for Messrs. Sullivan, Gordon and Moore and Ms. Kastner.

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EXECUTIVE COMPENSATION (CONTINUED)

Fiscal 2019 Corporate Governance Highlights

We place a high priority on maintaining good governance standards, including the oversight of our executive compensation policies and practices. The following policies and practices were in effect during fiscal 2019:

•	The leadership structure of our Board consists of a Chairman (who is also our Chief Executive Officer), a Lead Director (who leads the meetings of our independent Directors held in January, April and July of each year), and strong Board Committee chairs.

•	We maintain a majority voting policy for the election of Directors in uncontested elections, and require an offer to resign by any incumbent Director who does not receive more votes “for” election than “withheld.”

•	The Compensation Committee is composed solely of independent Directors who have established methods to communicate with stockholders regarding their executive compensation ideas and concerns.

•	The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review of our compensation-related risk profile, to ensure that our compensation-related risks are not reasonably likely to have a material adverse effect on the Company.

•	We maintain stock ownership guidelines for our executive officers and Directors, each of whom either satisfied the applicable ownership guidelines as of May 31, 2019 or is within the grace period for achieving such ownership thresholds.

•	Our insider trading policy prohibits short sales, pledging, and hedging transactions of shares of our Common Stock by Directors, officers and employees.

•	Performance-based compensation arrangements that use a variety of performance measures, including performance-based equity awards.

•	We maintain a clawback of executive compensation policy, which applies to the Company’s executive officers.

•	Our 2014 Omnibus Plan prohibits the repricing of stock options or stock appreciation rights without stockholder approval.

•	Our 2014 Omnibus Plan provides double-trigger vesting provisions for long-term equity awards in the event of a change in control of the Company.

Consideration of Last Year’s “Say on Pay” Vote

Following our Annual Meeting of Stockholders in October 2018, the Compensation Committee reviewed the results of the stockholder advisory vote on executive compensation that was held at the meeting with respect to the fiscal 2018 compensation actions and decisions for Mr. Sullivan and the other named executive officers. Ninety-four percent (94%) of the votes cast on the “say-on-pay” proposal last year were voted in support of the compensation of our named executive officers set forth in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narratives in last year’s Proxy Statement. The Compensation Committee will continue to consider results from future stockholder advisory votes, as well as input from its stockholders, in its ongoing evaluation of the Company’s executive compensation programs and practices.

Opportunity for Stockholder Feedback

The Compensation Committee carefully considers feedback from our stockholders regarding our executive compensation program. Stockholders are invited to express their views to the Compensation Committee as described under the heading “Communications with the Board of Directors” in this Proxy Statement. In addition, the advisory vote on the compensation of the named executive officers provides stockholders with an opportunity to communicate their views on our executive compensation program.

You should read this Compensation Discussion and Analysis in conjunction with the advisory vote that we are conducting on the compensation of the named executive officers (see “Proposal Two – Advisory Vote on Executive Compensation”). This Compensation Discussion and Analysis, as well as the accompanying compensation tables, contains information that is relevant to your voting decision.

Overview

RPM’s compensation programs are designed to support our founder’s philosophy:

•	Hire the best people you can find.

•	Create an atmosphere that will keep them.

•	Then let them do their jobs.

Our general compensation philosophy is performance-based in that our executive officers should be well compensated for achieving strong operating and financial results that contribute to enhanced stockholder value. We engage in a rigorous process intended to provide our executive officers a fair level of compensation that reflects RPM’s operating and financial results, the relative skills and experience of the individuals involved, peer group compensation levels and other similar benchmarks.

The Compensation Committee has designed compensation policies and programs for our executive officers which are intended to compensate the executive officers at about the market median for a relevant group of similarly-sized companies and competitors within RPM’s industry, with the

26

EXECUTIVE COMPENSATION (CONTINUED)

potential for higher than average compensation when our performance levels exceed our annual business plan. Our primary compensation goals are to retain key leaders, reward good past performance, incentivize strong future performance and align executives’ long-term interests with those of our stockholders.

Role of the Compensation Committee

The Compensation Committee Charter provides for the Compensation Committee to oversee RPM’s compensation programs and, in consultation with the Chief Executive Officer, develop and recommend to the Board of Directors an appropriate compensation and benefits philosophy and strategy for RPM. The Compensation Committee consists of four independent Directors who are appointed to the Compensation Committee by, and report to, the entire Board of Directors. Each member of the Compensation Committee qualifies as a “non-employee director” within the definition of Rule 16b-3 under the Exchange Act, as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, and as an “independent” director under the rules of the NYSE. The Compensation Committee Charter is available on our website at www.rpminc.com.

Role of Executives in Determining Compensation

Our Chief Executive Officer, together with the Compensation Committee, reviews assessments of executive compensation practices at least annually against our defined comparative framework. These assessments involve the gathering of compensation data, such as base salary, cash incentive and equity awards for similarly situated officers at companies in the diversified chemicals and specialty chemicals industries which fall within a reasonable size range (in terms of sales) and operate businesses similar to that of the Company. See “Comparative Framework” for more information about this review. With this information in hand, and as stated under the heading “Overview,” our Chief Executive Officer recommends to the Compensation Committee levels of compensation for the named executive officers that are at about the market median for a relevant group of similarly-sized companies and competitors within RPM’s industry and aligned with our intended pay philosophy. After receiving the recommendations of our Chief Executive Officer, the Compensation Committee meets without our Chief Executive Officer present to consider his recommendations. The Compensation Committee must approve any recommended changes before they can be made.

Comparative Framework

We periodically evaluate the competitiveness of our executive compensation programs. In 2018, the Compensation Committee engaged the professional compensation consulting firm of Willis Towers Watson to conduct a compensation benchmark study. Willis Towers Watson reviewed and evaluated our compensation packages for our key officers in light of the levels of compensation being offered by companies in the specialty chemicals industry and other related industries which fall within a reasonable size range (in terms of revenues) and operate businesses similar to that of the Company. The compensation peer group companies included in Willis Towers Watson’s compensation benchmark study were:

A. Schulman, Inc.	Albemarle Corporation	Eastman Chemical Company	Ecolab Inc.	Ferro Corporation
FMC Corporation	PolyOne Corporation	PPG Industries Inc.	The Sherwin-Williams Company

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EXECUTIVE COMPENSATION (CONTINUED)

Willis Towers Watson reviewed proxy statement data for each of our compensation peer group companies and summarized the data as a reference point for the Compensation Committee. Willis Towers Watson also reviewed published survey data from the 2017 Willis Towers Watson CDB General Industry Executive Compensation Survey Report to determine competitive pay levels for the executives for the following elements of compensation: base salary, actual total cash compensation (the sum of salary and actual bonuses received), long-term incentives, and actual total direct compensation (the sum of base salary, actual annual bonuses and long-term incentives). Based on its analysis and findings, Willis Towers Watson concluded that our Chief Executive Officer’s actual total direct compensation was competitive with the market median and that, overall, our named executive officers’ salaries and total cash compensation are generally at or below the market median, and that their long-term incentives and total direct compensation are generally at or above the market median.

Specifically with regard to our Chief Executive Officer, Willis Towers Watson found that compared to similarly sized general industry companies, his base salary was 8% below the market median, and that his actual total cash compensation was 28% below the market median. Long-term incentives for our Chief Executive Officer were 40% above the market median. Overall, our Chief Executive Officer’s actual total direct compensation was 17% above the market median. Willis Towers Watson considers long-term incentives and actual total direct compensation to be competitive with the market if such amounts are within 20% of the market median.

As detailed in the pie charts above, Willis Towers Watson also evaluated the targeted pay mix of our Chief Executive Officer and other executives, and determined that our compensation was weighted more toward long-term incentives than is typical in the market.

Elements of Compensation

Our named executive officer compensation program for fiscal 2019 included three main elements:

•	Base salary;
•	Annual cash incentive compensation; and

•	Performance-based equity incentives, including restricted stock and stock appreciation rights.

Pay Mix

We use these particular elements of compensation because we believe that they provide a balanced mix of fixed compensation and at-risk compensation that produces short-term and long-term performance incentives and rewards. With this balanced portfolio, we provide the executive with a competitive base salary while motivating the executive to focus on the business metrics that will produce a high level of performance for the Company and provide the executive with additional compensation through short- and long-term incentives.

The mix of compensation for our named executive officers is weighted toward at-risk pay (consisting of cash and equity compensation). Maintaining this pay mix is intended to result in a pay-for-performance orientation, which aligns to our compensation philosophy of paying total direct compensation that is competitive with peer group levels based on relative company performance.

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EXECUTIVE COMPENSATION (CONTINUED)

Elements of Our Named Executive Officer Compensation Program

Compensation Component	Key Characteristics	Purpose
Base Salary	Fixed compensation, reviewed and adjusted annually if and when appropriate	Compensate named executive officers fairly for the responsibility level of the position held
Annual Cash Incentive Compensation	Variable, performance-based compensation, awarded under the Incentive Compensation Plan	Motivate and reward named executive officers for achieving annual business objectives based on Company performance and individual achievements
Equity Compensation — Performance Earned Restricted Stock (PERS)	Variable, performance-based compensation, awarded under the 2014 Omnibus Plan

Motivate and reward named executive officers for achieving annual business objectives; the threshold and maximum number of and performance goals for the award of PERS for a given fiscal year are set in July of that year; PERS are single-year performance awards

Equity Compensation — Performance Stock Units (PSUs)	Variable, performance-based compensation, awarded under the 2014 Omnibus Plan	Motivate and reward named executive officers for achieving long-term, multi-year business objectives
Equity Compensation — Stock Appreciation Rights (SARs)	Variable, awarded under the 2014 Omnibus Plan	Motivate and reward named executive officers for achieving long-term business objectives by tying incentives to the performance of our Common Stock
Equity Compensation — Supplemental Executive Retirement Plan (SERP) Restricted Stock	Fixed compensation awarded under the 2014 Omnibus Plan	Provides stock-based supplemental retirement benefits to officers and other key employees whose retirement plan benefits may be limited under applicable law
Health and Retirement Plans	Fixed compensation	Intended to provide benefits that promote employee health and support employees in attaining financial security
Perks and Other Personal Benefits	Fixed compensation	Intended to provide a business-related benefit to the Company, and to assist in attracting and retaining executive officers
Post-Employment Compensation and Change in Control	Fixed compensation	Intended to provide temporary income following a named executive officer’s involuntary termination of employment and, in the case of a change of control, to also provide continuity of management

Base Salary

Base salary represents amounts paid during the fiscal year to named executive officers as direct compensation for their services to us. Base salary and increases to base salary recognize the overall experience, position and responsibilities within RPM and expected contributions to RPM of each named executive officer. Adjustments to salaries are used to reward superior individual performance of our named executive officers on a day-to-day basis during the year and to encourage them to perform at their highest levels. We also use our base salary to retain top quality executives and attract management employees from other companies.

In July 2019, our Chief Executive Officer recommended to the Compensation Committee an increase in the base salaries of the named executive officers. This recommendation was based upon an analysis of:

•	RPM’s fiscal 2019 operating results;
•	Consideration of progress related to the Company’s 2020 MAP to Growth initiative; and

•	Base salary and bonus compensation information for 2018 and 2019 and amounts for 2020.

	CONTINUING NAMED EXECUTIVE OFFICER BASE SALARY AMOUNTS
	Fiscal 2020	Fiscal 2019	Fiscal 2018
Frank C. Sullivan	$995,000	$975,000	$970,000
Russell L. Gordon	$497,000	$485,000	$475,000
Edward W. Moore	$390,000	$380,000	$370,000
Janeen B. Kastner	$370,000	$350,000	$315,000
Keith R. Smiley	$330,000	$323,000	—

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EXECUTIVE COMPENSATION (CONTINUED)

Annual Cash Incentive Compensation

For fiscal 2019, we provided annual cash incentive compensation under the Amended and Restated 1995 Incentive Compensation Plan, which was designed to motivate participants to achieve our financial objectives and reward executives for their achievements when those objectives are met. All named executive officers participated in the fiscal 2019 incentives. The amount of cash incentive compensation earned by our named executive officers in fiscal 2019 is set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. We paid these amounts in July 2019.

For fiscal 2019, the Compensation Committee determined, on a percentage basis, the portion of the aggregate cash incentive compensation award pool under the Incentive Compensation Plan, or the Incentive Plan, to be awarded to each of the named executive officers in respect of the Company’s performance for the fiscal year ending May 31, 2019 as follows: Mr. Sullivan, 40%; Mr. Gordon, 15%; Mr. Moore, 15%; Ms. Kastner, 15%; and Mr. Smiley, 15%. The Compensation Committee determined that cash incentives paid would range from zero to 200% of salary with a target of 125% for Mr. Sullivan; from zero to 150% of salary with a target of 100% for Messrs. Gordon and Moore and Ms. Kastner; and from zero to 100% of salary with a target of 70% for Mr. Smiley. The Compensation Committee may reduce or eliminate the amount of a named executive officer’s annual cash incentive award, at the Compensation Committee’s sole discretion, based solely on individual performance.

The Incentive Plan in place for fiscal 2019 provided for an aggregate cash incentive compensation award pool of 1.5% of our pre-tax income for fiscal 2019. In July 2019, the Compensation Committee calculated the aggregate non-equity compensation award pool based on our audited pre-tax income and each individual’s cash incentive payout amount. For fiscal 2019, the Company’s pre-tax income as defined in the Incentive Plan was $471.5 million, providing a cash incentive compensation award pool under the Incentive Plan for the Covered Employees of approximately $7.0725 million. Upon the recommendation of our Chief Executive Officer, and after a review of a variety of factors described below, the Compensation Committee awarded cash incentives totaling $2,355,000 to the named executive officers, which was significantly below the aggregate amount authorized to be paid pursuant to the award pool formula. The cash incentive compensation paid to the named executive officers equaled approximately 94% of their salaries for fiscal 2019.

The Compensation Committee also determined that for fiscal 2020 the cash incentive compensation paid will range from zero to 200% of salary with a target of 125% of salary for Mr. Sullivan, and from zero to 150% of salary with a target of 100% of salary for direct reports of Mr. Sullivan, and from zero to 100% of salary with a target of 70% of salary for named executive officers who do not report directly to Mr. Sullivan.

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EXECUTIVE COMPENSATION (CONTINUED)

As disclosed herein, the Incentive Plan in place for fiscal 2019 provided for an aggregate cash incentive compensation award pool of approximately $7.0725 million. The maximum portion of the award pool, subject to the limitations of the Incentive Plan, that each named executive officer could be awarded was: Mr. Sullivan – 40% or $2,829,000; each of Messrs. Gordon, Moore and Smiley and Ms. Kastner – 15% or $1,060,875. However, the Compensation Committee set a maximum award of 150% of the named executive officer’s base salary as a limit, with a target award of 100% of the named executive officer’s base salary, with the exception of Mr. Sullivan, whose maximum award was set at 200% of his base salary, with a target award of 125% of his base salary, and Mr. Smiley, whose maximum award was set at 100% of his base salary, with a target award of 70% of his base salary. Furthermore, the Incentive Plan limits the maximum award to any individual to $2,000,000. As a result, the maximum award that could be earned by each named executive officer was: Mr. Sullivan – $1,950,000; Mr. Gordon – $727,500; Mr. Moore – $570,000; Ms. Kastner – $525,000; and Mr. Smiley – $323,000. The actual awards were as follows: Mr. Sullivan, $975,000; Mr. Gordon, $485,000; Mr. Moore, $380,000; Ms. Kastner, $300,000; and Mr. Smiley, $215,000.

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EXECUTIVE COMPENSATION (CONTINUED)

In determining the actual incentive compensation awards for fiscal 2019, the named executive would receive a portion of his or her award equal to:

•	One–third of his or her target award if the Company achieved revenue growth of at least 4.3% and leveraged EBIT growth. The Company achieved revenue growth of 4.6%; however, EBIT grew by only 0.8%. Since the Company achieved its revenue growth goal, but not the EBIT growth goal, the Compensation Committee elected to award one-half of this portion of each named executive officer’s award (i.e., one–sixth of his or her target award).

•	One–third of his or her target award if the Company achieved the 2020 MAP to Growth initiative targets for fiscal 2019. Wave 1 (fiscal 2019) of the 2020 MAP to Growth initiative was completed ahead of initial target by 23%, with procurement and general and administrative (G&A) expense savings ahead of plan, and manufacturing savings on plan. Based on achieving (and exceeding in some respects) the fiscal 2019 targets for the 2020 MAP to Growth initiative, the Compensation Committee elected to award all of this portion of each named executive officer’s award (i.e., one–third of his or her target award); and

•	One–third of his or her target award in the discretion of the Chief Executive Officer, based upon the achievement of non-financially measured management objectives, which included such named executive officer’s involvement in, among other things, the Company’s (i) merger and acquisition transactions in fiscal 2019 and (ii) capital markets transactions. Each named executive officer also earned a portion of his or her award based upon achievement of applicable individual objectives.

*

For a description of EBIT, including why we consider EBIT and a reconciliation of EBIT to income (loss) before income taxes, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report to Stockholders, which can be found on our website at www.rpminc.com.

As a result, Messrs. Sullivan, Gordon and Moore, Ms. Kastner and Mr. Smiley were awarded incentive compensation equal to approximately 100%, 100%, 100%, 86% and 67% of their respective base salaries.

Equity Compensation

We use equity compensation to align our named executive officers’ interests with those of our stockholders and to attract and retain high-caliber executives through recognition of anticipated future performance. Under our 2014 Omnibus Plan, we can grant a variety of stock-based awards, including awards of restricted stock and stock appreciation rights. After reviewing executive compensation practices against our defined comparative framework, including reviewing equity awards for similarly situated officers at companies in the diversified chemicals and specialty chemicals industries which fall within a reasonable size range (in terms of sales) and operate businesses similar to that of the Company, our Chief Executive Officer makes annual recommendations to the Compensation Committee of the type and amount of equity awards for the Chief Executive Officer and the other executive officers. In determining the equity incentive compensation component of Chief Executive Officer compensation, the Compensation Committee considers, in addition to the factors used to determine salary and cash incentive compensation:

•	the value of similar incentive awards to chief executive officers in our peer group and other similar companies, and

•	awards given to the Chief Executive Officer in past years.

In determining the equity incentive compensation of the other executive officers, the Compensation Committee reviews and approves a mix of business plan goals, with a significant amount of emphasis placed on the compensation recommendations of our Chief Executive Officer. After receiving the recommendations of our Chief Executive Officer, the Compensation Committee meets without our Chief Executive Officer present to consider his recommendations. The Compensation Committee must approve any recommended equity grants before they can be made.

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EXECUTIVE COMPENSATION (CONTINUED)

The Compensation Committee uses the various equity incentive awards available to it under the 2014 Omnibus Plan to retain executives and other key employees and achieve the following additional goals:

•	to reward past performance;

•	to incentivize future performance (both short-term and long-term);

•	to align executives’ long-term interest with that of the stockholders; and

•	to enhance the longer-term performance and profitability of the Company.

The Compensation Committee’s current intention is to achieve these goals by making annual awards to the Company’s executive officers and other key employees, using a combination of restricted stock and stock-settled stock appreciation rights.

Performance Earned Restricted Stock (PERS). The Compensation Committee currently awards Performance Earned Restricted Stock, or PERS, under the 2014 Omnibus Plan. The threshold and maximum number of and performance goals for the award of PERS for a given fiscal year are set early in that year. The determination of whether and to what extent the PERS have been achieved for a fiscal year is made at the July meeting of the Compensation Committee following the close of that fiscal year. Based on that determination, the actual grants, if any, with respect to a fiscal year are made at that same meeting. With respect to fiscal 2019, the maximum number and performance goals were set early in fiscal 2019 and the Compensation Committee determined whether and to what extent the PERS were achieved at its meeting in July 2019.

For fiscal 2019, pursuant to the 2014 Omnibus Plan, the Compensation Committee approved a contingent award of PERS to the named executive officers of up to 45,500 shares to be based upon the level of attainment of fiscal 2019 performance goals for EBIT growth, EBIT margin improvement and capital adjusted net earnings (“CANE”) improvement. For these PERS, 60% was based upon EBIT growth and EBIT margin improvement, and 40% was based upon CANE improvement. For fiscal 2019, each of EBIT growth and EBIT margin improvement was below goal, and CANE decreased. As a result, the Compensation Committee did not award any of these PERS to the named executive officers.

Stock Appreciation Rights (SARs). In July 2019, pursuant to the 2014 Omnibus Plan, the Compensation Committee awarded SARs totaling 260,000 shares to the executive officers. The SARs awards granted to the named executive officers in July 2019 are set forth below in the Grants of Plan-Based Awards for Fiscal 2019 table. The value of SARs is one component of the named executive officers’ long term incentive compensation intended to maintain such compensation competitive with the market median.

Supplemental Executive Retirement Plan (SERP) Restricted Stock. SERP Restricted Stock was established to provide for supplemental retirement benefits to officers and other key employees of the Company designated by the Board of Directors whose retirement plan benefits may be limited under applicable law and the Internal Revenue Code. In July 2018, the Compensation Committee awarded 14,352 shares of restricted stock to the executive officers under the 2014 Omnibus Plan.

Performance Stock Units (PSU). In October 2018, the Compensation Committee approved contingent awards of PSU to Messrs. Sullivan, Gordon, Moore, Smiley and Ms. Kastner, at a target level of 67,000 shares with a maximum possible award of up to 134,000 shares. Awarded pursuant to the 2014 Omnibus Plan, the purpose of the PSU awards is to provide an added incentive to key officers to improve the long-term performance of the Company.

The PSU awards were made contingent upon the level of attainment of performance goals for the three-year performance period from June 1, 2018 ending May 31, 2021.

Vesting of 50% of the PSU awards relates to increasing Adjusted EBIT Margin (“AEM”) for the period, and vesting of the remaining 50% relates to increasing Adjusted Revenue Growth (“ARG”) for the period.

With respect to that portion of the PSU awards that may vest based upon achievement of improvement in AEM, the threshold increase in AEM must be achieved before any of the AEM portion of the PSU awards vest. If such threshold increase in AEM is achieved, 25% of the AEM portion of the PSU awards will vest. If the target increase in AEM is achieved, 100% of the AEM portion of the PSU awards will vest. If the maximum increase in AEM is achieved, 200% of the AEM portion of the PSU awards will vest.

With respect to that portion of the PSU awards that may vest based upon achievement of improvement in ARG, the threshold increase in ARG must be achieved before any of this portion of the PSU awards vest. If such threshold increase in ARG is achieved, 25% of the ARG portion of the PSU awards will vest. If the target increase in ARG is achieved, 100% of the ARG portion of the PSU awards will vest. If the maximum increase in ARG is achieved, 200% of the ARG portion of the PSU awards will vest.

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EXECUTIVE COMPENSATION (CONTINUED)

The Compensation Committee set the performance goals related to the PSU awards at levels it believed to be achievable but would require the Company to meaningfully grow earnings and revenues. PSU awards are expected to be granted annually for successive three-year performance periods.

Fiscal 2019 Special PERS Grants

In July 2019, the Compensation Committee approved special, one-time PERS awards to certain employees in recognition of their significant contributions related to the Company’s 2020 MAP to Growth initiative. The Company has moved with great urgency and has made significant progress toward its cost savings targets. The combined initiatives from the first phase of the 2020 MAP to Growth have resulted in annualized cost savings of approximately $102 million, which is 23% higher than the Company’s initial cost savings target of $83 million for the first phase of the 2020 MAP to Growth. These special PERS grants, which are reported as fiscal 2019 compensation, included 20,000 PERS to Mr. Sullivan, 5,000 PERS to each of Messrs. Gordon and Moore and Ms. Kastner, and 4,000 PERS to Mr. Smiley.

Timing of Equity Grants

Equity grants to the named executive officers are generally made in July at regularly scheduled meetings of the Compensation Committee. Board and Compensation Committee meetings are generally scheduled at least a year in advance. Scheduling decisions are made without regard to anticipated earnings or other major announcements by the Company.

Minimum Stock Ownership Guidelines

The Company adopted minimum stock ownership guidelines for its executive officers and Directors in July 2012. Under the stock ownership guidelines certain executive officers are required to maintain the following minimum equity stakes in the Company:

•	for the Company’s Chief Executive Officer, Common Stock equivalent to five times annual base salary; and

•	for other executive officers of the Company, Common Stock equivalent to three times annual base salary.

Executives are expected to achieve targets within five years of the later of the date of the adoption of the minimum stock ownership guidelines or the date of assuming their positions. Each of the Company’s executive officers met the minimum stock ownership guidelines as of May 31, 2019.

Employment Agreements and Related Arrangements

We are a party to the following employment agreements with our continuing named executive officers, each of which has been in effect since December 31, 2008:

•	Frank C. Sullivan. Pursuant to an employment agreement whereby Frank C. Sullivan serves as our Chairman, President and Chief Executive Officer, Frank C. Sullivan is entitled to an annual base salary of not less than $995,000 effective as of June 1, 2019.

•	Russell L. Gordon. Pursuant to an employment agreement that the Company had entered into with Mr. Gordon prior to his promotion to Chief Financial Officer, Mr. Gordon is entitled to an annual base salary of not less than $497,000 effective as of June 1, 2019.

•	Edward W. Moore. Pursuant to an employment agreement whereby Mr. Moore serves as our Senior Vice President, General Counsel, Chief Compliance Officer and Secretary, Mr. Moore is entitled to an annual base salary of not less than $390,000 effective as of June 1, 2019.

•	Janeen B. Kastner. Pursuant to an employment agreement whereby Ms. Kastner serves as our Vice President–Corporate Benefits and Risk Management, Ms. Kastner is entitled to an annual base salary of not less than $370,000 effective as of June 1, 2019.

•	Keith R. Smiley. Pursuant to an employment agreement whereby Mr. Smiley serves as our Vice President–Finance and Controller, Mr. Smiley is entitled to an annual base salary of not less than $330,000 effective as of June 1, 2019.

Pursuant to the employment agreements, each of Messrs. Sullivan, Gordon, Moore, Smiley and Ms. Kastner serves for a term ending on May 31, 2019, which is automatically extended for additional one-year periods unless either party gives the other party notice of nonrenewal two months in advance of the annual renewal date. In accordance with these automatic extension provisions, the employment agreement with each of these named executive officers has been extended to May 31, 2020. Each of Messrs. Sullivan, Gordon, Moore, Smiley and Ms. Kastner is also eligible to receive such annual cash incentive compensation or bonuses as our Compensation Committee may determine based upon our results of operations and other relevant factors. Messrs. Sullivan, Gordon, Moore, Smiley and Ms. Kastner are also generally entitled to participate in our employee benefit plans. Under the employment agreements, each of these named executive officers is entitled to receive fringe benefits in line with our present practice relating to the officer’s position, including the use of the most recent model of a full-sized automobile.

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EXECUTIVE COMPENSATION (CONTINUED)

See “Other Potential Post-Employment Compensation” for a discussion of additional terms of the employment agreements related to restrictive covenants and potential post-employment compensation.

New Form of Employment Agreement

In April 2016, the Compensation Committee approved a new form of employment agreement that will be used for any new employment agreements with our executives in the future. The new form of employment agreement generally follows the current employment agreements with our named executive officers, except that the new form of employment agreement removes a provision that accelerates equity awards upon a termination of employment following a change in control. Instead, any outstanding equity awards will be subject to the terms of their respective plans and award agreements (for example, equity awards granted under the 2014 Omnibus Plan will follow the double-trigger vesting provisions set forth in the 2014 Omnibus Plan). Further, the new form of employment agreement does not provide for a tax gross-up for excise taxes triggered under Section 280G of the Internal Revenue Code, but instead includes a “best-net alternative” provision, under which the executive would receive the greater of the total parachute payments, after taxes (including the excise tax) have been paid, or reduced parachute payments equal to the highest amount that may be paid without triggering the excise tax under Section 280G. The definitions of “change in control” and “good reason” were also revised to match the definitions for such terms in the 2014 Omnibus Plan.

Policy on Clawback of Executive Compensation

In July 2012, the Board of Directors adopted a policy regarding the clawback of executive compensation. If, as the result of the gross negligence or willful misconduct of any executive officer of the Company, the Company is required to restate all or a portion of its financial statements, the Board of Directors will, to the extent permitted by governing law, require reimbursement of any bonus or incentive compensation awarded to such executive officer or effect the cancellation of unvested restricted or deferred stock awards or stock options previously granted to the executive officer if:

•	the amount of the bonus, incentive compensation or stock or option award was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement,

•	the amount of the bonus, incentive compensation or stock or option award that would have been awarded to the executive officer had the financial results been properly reported would have been lower than the amount actually awarded, and
•	it is reasonable to do so (e.g., the expense of recovering the compensation does not exceed the amount recovered).

Post-Employment Compensation and Change in Control

Each of the employment agreements with Messrs. Sullivan, Gordon, Moore, Smiley and Ms. Kastner provides for payments and other benefits if the named executive officer’s employment terminates under certain circumstances, such as being terminated without cause within two years of a change in control, which is often referred to as a “double-trigger.” We believe that these payments and other benefits are important to recruiting and retaining our named executive officers, as many of the companies with which we compete for executive talent provide for similar payments to their senior employees. Additional information regarding these payments and other benefits is found under the heading “Other Potential Post-Employment Compensation.”

Section 162(m) of the Internal Revenue Code

As part of the 2017 Tax Cuts and Jobs Act (the “Tax Reform Act”), the ability to rely on the performance-based compensation exception under Section 162(m) was eliminated, and the limitation on deductibility generally was expanded to include all named executive officers. As a result of the Tax Reform Act, going forward and subject to certain grandfathered provisions, we will no longer be able to deduct any compensation paid to our named executive officers in excess of $1,000,000. The Compensation Committee continues to assess the impact of the amendments to Section 162(m) to determine what adjustments to our executive compensation practices, if any, it considers appropriate.

Perks and Other Benefits

Our named executive officers participate in various employee benefit plans that are generally available to all employees and on the same terms and conditions as with respect to other similarly situated employees. These include normal and customary programs for life insurance, health insurance, prescription drug insurance, dental insurance, short and long term disability insurance, pension benefits, and matching gifts for charitable contributions. While these benefits are considered to be an important and appropriate employment benefit for all employees, they are not considered to be a material component of a named executive officer’s annual compensation program. Because the named executive officers receive these benefits on the same basis as other employees, these benefits are not established or determined by the Compensation Committee separately for each named executive officer as part of the named executive officer’s annual compensation package.

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EXECUTIVE COMPENSATION (CONTINUED)

In addition, we maintain a 401(k) retirement savings plan for the benefit of all of our employees, including our named executive officers. In fiscal 2019, we provided a Company match of up to 4% of the qualified retirement plan compensation limit per employee, which executives also were able to receive. RPM’s company match is fully vested to all employees, including executives, at the time of contribution. As is the case with all employees, unless they elect to make their contributions on an after-tax basis, named executive officers are not taxed on their contributions to the 401(k) retirement savings plan or earnings on those contributions until they receive distributions from the 401(k) retirement savings plan, and all RPM contributions are tax deductible by us when made.

During fiscal 2019 we provided the use of cars to our named executive officers. Also during fiscal 2019, we made financial and estate planning services available to Messrs. Sullivan and Moore, and we paid executive life insurance premiums for the benefit of our named executive officers.

We periodically review the perquisites that named executive officers receive.

Other Plans

In addition to the above described plans, the Company offers a tax qualified defined benefit retirement plan. Information about this plan can be found under the heading “Pension Benefits for Fiscal 2019.” The Company also offers a deferred compensation plan. Under this plan, selected management employees, certain highly compensated employees and Directors are eligible to defer a portion of their salary, bonus, incentive plan amounts and Director fees until a future date. A participant’s account will be credited with investment gains or losses as if the amounts credited to the account were invested in selected investment funds. Additional information about this plan can be found under the heading, “Nonqualified Deferred Compensation for Fiscal 2019.”

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management and legal counsel. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and in the Company’s definitive proxy statement prepared in connection with its 2019 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE

David A. Daberko, Chairman

Thomas S. Gross

Robert A. Livingston

William B. Summers, Jr.

The above Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed with the Commission or subject to Regulation 14A or 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information in this Report be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act. If this Report is incorporated by reference into the Company’s Annual Report on Form 10-K, such disclosure will be furnished in such Annual Report on Form 10-K and will not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act as a result of furnishing the disclosure in this manner.

Compensation-Related Risk Assessment

The Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements affecting executive officers and employees. Our compensation programs reward outstanding performance by our operating companies, and do not encourage excessive risk taking on the part of our executive officers and employees. Further, elements of our compensation programs, including our minimum stock ownership guidelines, our clawback policy, and the three-year performance period structure of our PSU awards, help mitigate compensation-related risk. After considering the Company’s compensation program as a whole and receiving the input of the Compensation Committee, we have concluded that risks arising from our compensation policies and practices applicable to our employees are not reasonably likely to have a material adverse effect on the Company. In reaching that conclusion, we considered, among other things, the general performance-based philosophy of our compensation program, the material consistency of our compensation structure throughout all key employee levels of the Company, the balance of long and short term components of compensation, and the Company’s risk profile generally.

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EXECUTIVE COMPENSATION (CONTINUED)

Summary Compensation Table

The following table sets forth information regarding the compensation of our Chief Executive Officer, our Chief Financial Officer and our other named executive officers for fiscal 2019 and, where required, for fiscal 2018 and fiscal 2017.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($)(2)(3) (e)	Option Awards ($)(2)(3) (f)	Non-Equity Incentive Plan Compensation ($)(4) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5) (h)	All Other Compensation ($)(6) (i)	Total ($) (j)
Frank C. Sullivan	2019	975,000	0	3,848,711	2,318,000	975,000	102,396	178,458	8,397,565
Chairman, President and Chief Executive Officer	2018	970,000	0	191,454	2,956,800	730,000	57,835	170,821	5,076.910
	2017	970,000	0	214,158	2,580,000	730,000	17,248	146,485	4,657,891
Russell L. Gordon	2019	485,000	0	1,058,654	231,800	485,000	84,137	44,103	2,388,694
Vice President and Chief Financial Officer	2018	475,000	0	239,469	422,400	475,000	33,282	42,007	1,687,158
	2017	475,000	0	213,546	387,000	450,000	16,671	40,791	1,583,008
Edward W. Moore	2019	380,000	0	891,046	231,800	380,000	69,730	109,113	2,061,689
Senior Vice President, General Counsel and Chief Compliance Officer	2018 2017	370,000 370,000	0 0	101,274 106,722	422,400 387,000	370,000 350,000	54,486 28,174	105,899 94,980	1,424,059 1,336,876
Janeen B. Kastner	2019	350,000	0	914,390	231,800	300,000	80,337	45,265	1,921,792
Vice President – Corporate Benefits and Risk Management	2018	315,000	0	91,671	422,400	220,000	32,691	44,517	1,126,279
	2017	310,000	0	86,530	387,000	190,000	17,369	41,383	1,032,282
Keith R. Smiley	2019	323,000	0	494,751	0	215,000	97,879	51,146	1,181,776
Vice President – Finance and Controller

Ronald A. Rice	2019	76,042	0	0	0	0	0	4,525,384	4,601,426
Former President and Chief Operating Officer	2018	730,000	0	221,367	0	550,000	47,662	141,781	1,690,810
	2017	730,000	0	223,795	1,290,000	550,000	19,412	127,009	2,940,216

(1)	Amounts earned under the Incentive Plan are reported in the Non-Equity Incentive Plan Compensation column.

(2)	The dollar value of restricted stock, SARs and stock options set forth in these columns is equal to the fair market value as of the date of the respective grant.

(3)

Information regarding the shares of SARs granted to our named executive officers in July 2019 is set forth in the Grants of Plan-Based Awards for Fiscal 2019 table. The Grants of Plan-Based Awards for Fiscal 2019 table also sets forth the aggregate grant date fair value of the restricted stock granted during fiscal 2019 computed in accordance with ASC 718. Shares of restricted stock and SARs are subject to risk of forfeiture.

2019 Stock Awards include PSU grants for each named executive officer. Such grants assume the target amount of PSU is awarded, although the grants are contingent upon the level of attainment of performance goals for the three-year period from June 1, 2018 ending May 31, 2021.

(4)

The amounts set forth in this column were earned during fiscal 2019 and paid in July 2019, earned during fiscal 2018 and paid in July 2018 and earned during fiscal 2017 and paid in July 2017 for 2019, 2018 and 2017, respectively, under our Incentive Plan.

(5)

The amounts set forth in this column reflect the change in present value of the executive officer’s accumulated benefits under the RPM International Inc. Retirement Plan (the “Retirement Plan”). During 2019, 2018 and 2017, there were no above-market or preferential earnings on nonqualified deferred compensation.

(6)

All Other Compensation includes Company contributions to the 401(k) plan, life insurance premiums, automobile allowances, financial/estate planning, periodic executive physical examinations and charitable matching programs. For each named executive officer for whom the total value of all personal benefits exceed $10,000 in fiscal 2019, the amount of incremental cost to the Company for each personal benefit listed below, if applicable and to the extent such cost exceeded the greater of $25,000 or 10% of the total personal benefits for such named executive officer is as follows: life insurance premiums: Mr. Sullivan $126,199, Mr. Moore $72,295, and Mr. Smiley $30,494. For Mr. Rice, this column includes payments made in accordance with his employment agreement, as described in the Company’s Current Report on Form 8-K dated July 6, 2018.

Pay Ratio Disclosure

For fiscal 2019, we estimate that the ratio of the total annual compensation of our Chief Executive Officer ($8,397,565) to the total annual compensation of our median employee ($57,028) is 147:1. We determined our median employee based on total cash and equity compensation paid to our active employees as of March 1, 2019. We included all full time, part time, seasonal and temporary employees, whether employed domestically or overseas, and whether employed directly or by a consolidated subsidiary. Compensation for employees hired during the fiscal year was annualized. Once the median employee was identified, total annual compensation for the employee was calculated using the same methodology used for our named executive officers as set forth in the 2019 Summary Compensation Table above.

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EXECUTIVE COMPENSATION (CONTINUED)

Grants of Plan-Based Awards for Fiscal 2019

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)				Grant Date Fair Value of Stock and Option Awards ($)(2) (I)
Frank C. Sullivan	7/16/18
	SERP
	Restricted Stock(3)							3,088			185,311
	Incentive Plan Award	1,218,750		1,950,000
	7/18/19 PERS(4)				11,750		23,500	0			0
	10/3/18 PSU(5)							40,000			2,420,000
	7/18/19 SARs(6)								200,000	62.17	2,318,000
	7/18/19 PERS							20,000			1,243,400
Russell L. Gordon	7/16/18
	SERP
	Restricted Stock(3)							4,396			263,804
	Incentive Plan Award	485,000		727,500
	7/18/19 PERS(4)				3,000		6,000	0			0
	10/3/18 PSU(5)							8,000			484,000
	7/18/19 SARs(6)								20,000	62.17	231,800
	7/18/19 PERS							5,000			310,850
Edward W. Moore	7/16/18
	SERP
	Restricted Stock(3)							1,603			96,196
	Incentive Plan Award	380,000		570,000
	7/18/19 PERS(4)				3,000		6,000	0			0
	10/3/18 PSU(5)							8,000			484,000
	7/18/19 SARs(6)								20,000	62.17	231,800
	7/18/19 PERS							5,000			310,850
Janeen B. Kastner	7/16/18
	SERP
	Restricted Stock(3)							1,992			119,540
	Incentive Plan Award	350,000		525,000
	7/18/19 PERS(4)				3,000		6,000	0			0
	10/3/18 PSU(5)							8,000			484,000
	7/18/19 SARs(6)								20,000	62.17	231,800
	7/18/19 PERS							5,000			310,850
Keith R. Smiley	7/16/18
	SERP
	Restricted Stock(3)							1,076			64,571
	Incentive Plan Award	226,100		323,000
	7/18/19 PERS(4)				2,000		4,000	0			0
	10/3/18 PSU(5)							3,000			181,500
	7/18/19 PERS							4,000			248,680

(1)

These columns show the possible payouts for each named executive officer under the Incentive Plan for fiscal 2019 based on the goals set in early fiscal 2019. Detail regarding actual awards under the Incentive Plan is reported in the Summary Compensation Table and is included in the Compensation Discussion and Analysis.

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EXECUTIVE COMPENSATION (CONTINUED)

(2)

The values included in this column represent the grant date fair value of restricted stock computed in accordance with ASC 718, except no assumptions for forfeitures were included. A discussion of the assumptions used in calculating the compensation cost is set forth in Note J of the Notes to Consolidated Financial Statements of our 2019 Annual Report to Stockholders.

(3)

Shares of SERP restricted stock awarded under the 2014 Omnibus Plan. These shares vest on the earliest to occur of (a) the later of either the employee’s attainment of age 55 or the fifth anniversary of the May 31st immediately preceding the date on which the shares of restricted stock were awarded, (b) the retirement of the employee on or after the attainment of age 65 or (c) a change in control with respect to the Company.

(4)	PERS for which the threshold and maximum number of shares and performance goals with respect to fiscal 2019 were determined in early fiscal 2019 and are disclosed herein pursuant to Commission rules.

(5)

PSU awards were made pursuant to the 2014 Omnibus Plan and are contingent upon the level of attainment of performance goals for the three-year period from June 1, 2018 ending May 31, 2021. The determination of whether and to what extent the PSU awards are achieved for such period will be made following the close of fiscal year 2021. The amounts set forth in columns (i) and (l) assume the maximum amount of PSU is awarded.

(6)	SARs granted pursuant to the 2014 Omnibus Plan. These SARs vest in four equal installments, beginning July 18, 2020.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Salary. Salaries paid to our named executive officers pursuant to their employment arrangements with us are set forth in the Summary Compensation Table. For fiscal 2019, salaries paid to our named executive officers accounted for the following percentages of their total compensation reported in the “Total” column of the Summary Compensation Table: Mr. Sullivan (12%), Mr. Gordon (20%), Mr. Moore (18%), Ms. Kastner (18%), Mr. Smiley (27%), and Mr. Rice (2%). For fiscal 2018, salaries paid to our named executive officers accounted for the following percentages of their total compensation reported in the “Total” column of the Summary Compensation Table: Mr. Sullivan (19%), Mr. Rice (43%), Mr. Gordon (28%), Mr. Moore (26%), and Ms. Kastner (28%). For fiscal 2017, salaries paid to our named executive officers accounted for the following percentages of their total compensation reported in the “Total” column of the Summary Compensation Table: Mr. Sullivan (21%), Mr. Rice (25%), Mr. Gordon (30%), Mr. Moore (28%), and Ms. Kastner (30%).

Bonus. No bonuses were awarded to our named executive officers during fiscal 2019, fiscal 2018 or fiscal 2017, although the named executive officers did receive cash awards under our Incentive Plan, as further described under the caption “Non-Equity Incentive Plan Compensation” below.

Stock Awards. The amounts in the “Stock Awards” column of the “Grants of Plan-Based Awards for Fiscal 2019” table consist of restricted stock and performance earned restricted stock grants. Each of these grants is described in further detail under the heading “Compensation Discussion and Analysis – Equity Compensation.”

•	SERP Restricted Stock. We granted restricted stock under our 2014 Omnibus Plan. The SERP restricted stock awards granted to our named executive officers are set forth in the table “Grants of Plan-Based Awards for Fiscal 2019.” The vesting of SERP restricted stock upon either the death or disability of the named executive officer or upon a change in control of our Company is described under the heading “Other Potential Post-Employment Compensation.”

•	PSU. Pursuant to our 2014 Omnibus Plan, we awarded performance stock units, or PSU, to our named executive officers. The PSU awards are contingent upon the level of attainment of performance goals for the three-year period from June 1, 2018 ending May 31, 2021.

•	PERS. Pursuant to our 2014 Omnibus Plan, we award performance earned restricted stock grants, or PERS, to our named executive officers. The PERS granted to our named executive officers are set forth in the table “Grants of Plan-Based Awards for Fiscal 2019.”

The amounts included in the “Stock Awards” column of the Summary Compensation Table represent the grant date fair value of grants made in accordance with ASC 718.

Option Awards. Pursuant to our 2014 Omnibus Plan, we awarded stock appreciation rights, or SARs, to our named executive officers. The SARs granted to our named executive officers are set forth in the table “Grants of Plan-Based Awards for Fiscal 2019.” These grants are described in further detail under the heading “Compensation Discussion and Analysis – Equity Compensation – Stock Appreciation Rights (SARs).” The amounts included in the “Option Awards” column of the Summary Compensation Table represent the grant date fair value of grants made in accordance with ASC 718.

Non-Equity Incentive Plan Compensation. The non-equity incentive plan compensation set forth in the Summary Compensation Table reflects annual cash incentive compensation under our Incentive Plan. Annual cash incentive compensation is earned based upon the achievement of performance objectives as described under the heading “Compensation Discussion and Analysis – Annual Cash Incentive Compensation.”

Change in Pension Value and Nonqualified Deferred Compensation Earnings. The change in the present value of each of our named executive officer’s accrued pension

39

EXECUTIVE COMPENSATION (CONTINUED)

benefits under our Retirement Plan from May 31, 2018 to May 31, 2019 was based upon the RP2014 retiree generational mortality table for males and females with mortality improvements backed off to 2006 using scale MP2014, projected using scale MP2018, blended 50% blue collar and 50% white collar. The change in the present value of each of our named executive officer’s accrued pension benefits under our Retirement Plan from May 31, 2017 to May 31, 2018 was based upon the RP2014 retiree generational mortality table for males and females with mortality improvements backed off to 2006 using scale MP2014, projected using scale MP2017, blended 50% blue collar and 50% white collar. The change in the present value of each of our named executive officer’s accrued pension benefits under our Retirement Plan from May 31, 2016 to May 31, 2017 was based upon the RP2014 retiree generational mortality table for males and females with mortality improvements backed off to 2006 using scale MP2014, projected using scale MP2016, blended 50% blue collar and 50% white collar. The interest rate used to determine the present values was 3.81% as of May 31, 2017, 4.12% as of May 31, 2018 and 3.64% as of May 31, 2019. The present values were determined assuming that such amounts were payable to each of our named executive officers at their earliest unreduced retirement age in our Retirement Plan – 65 years with five years of participation in our Retirement Plan. The present values for 2017, 2018 and 2019 assumed that 15% of our named executive officers will be paid a life annuity and 85% will be paid a lump sum.

The interest rates used for determining lump sums for May 31, 2017, May 31, 2018 and May 31, 2019 were 4.20% for the first five years, 4.77% for the next 15 years and 5.07%

thereafter. The lump sum present value was discounted back to May 31, 2017 using 3.81% for the May 31, 2017 calculation, discounted back to May 31, 2018 using 4.12% for the May 31, 2018 calculation, and discounted back to May 31, 2019 using 3.64% for the May 31, 2019 calculation. The lump sums were determined using the applicable mortality table outlined in IRC Section 417(e). The table was projected to 2027 using Scale AA for the 2017 calculations. For the 2018 calculations, the table was projected to 2028 using Scale MP2017. For the 2019 calculations, the table was projected to 2029 using Scale MP2018. No pre-retirement decrements, including mortality, were assumed in these calculations.

All Other Compensation. All other compensation of our named executive officers is set forth in the Summary Compensation Table and described in detail in footnote (6) of the table. These benefits include those discussed in further detail under the heading “Compensation Discussion and Analysis – Perks and Other Benefits.” For Mr. Rice, all other compensation includes payments made in accordance with his employment agreement, as described in the Company’s Current Report on Form 8-K dated July 6, 2018.

Employment Agreements and Related Arrangements. Each named executive officer is employed (or was employed, with regard to Mr. Rice) under an employment agreement. The terms of the employment agreements are described under the headings “Compensation Discussion and Analysis –Employment Agreements and Related Arrangements” and “Other Potential Post-Employment Compensation.”

Additional Information. We have provided additional information regarding the compensation we pay to our named executive officers under the headings “Compensation Discussion and Analysis” and “Other Potential Post-Employment Compensation.”

The Company offers both an active defined benefit pension plan and a matching 401(k) plan for U.S. employees. The Company’s worldwide employees have comprehensive health coverage and other competitive benefit packages, in keeping with local laws and customs.

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EXECUTIVE COMPENSATION (CONTINUED)

Outstanding Equity Awards at Fiscal Year-End for 2019

The following table provides information on the holdings of stock options, SARs and restricted stock by the named executive officers at May 31, 2019.

	Option Awards						Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3) (j)
Frank C. Sullivan

SERP
Restricted Stock							19,195	(4)	1,027,316
PERS							50,000	(5)	2,676,000
PERS										23,500	(6)	1,257,720	(6)
PSU										40,000	(7)	2,140,800	(7)
SARs	200,000	0			22.1600	7/18/2021
	200,000	0			25.8700	7/16/2022
	200,000	0			33.8000	7/18/2023
	200,000	0			44.6000	7/21/2024
	150,000	50,000	(8)		47.1400	7/20/2025
	100,000	100,000	(9)		50.9900	7/25/2026
	50,000	150,000	(10)		55.1900	7/17/2027
	0	210,000	(11)		60.0100	7/16/2028
Russell L. Gordon

SERP
Restricted Stock							37,204	(12)	1,991,158
PERS							12,500	(13)	669,000

PERS										6,000	(6)	321,120	(6)
PSU										8,000	(7)	428,160	(7)
SARs	20,000	0			25.8700	7/16/2022
	30,000	0			33.8000	7/18/2023
	30,000	0			44.6000	7/21/2024
	22,500	7,500	(8)		47.1400	7/20/2025
	15,000	15,000	(9)		50.9900	7/25/2026
	7,500	22,500	(10)		55.1900	7/17/2027
	0	30,000	(11)		60.0100	7/16/2028
Edward W. Moore

SERP
Restricted Stock							7,940	(14)	424,949
PERS							12,500	(15)	669,000
PERS										6,000	(6)	321,120	(6)
PSU										8,000	(7)	428,160	(7)
SARs	0	7,500	(8)		47.1400	7/20/2025
	15,000	15,000	(9)		50.9900	7/25/2026
	7,500	22,500	(10)		55.1900	7/17/2027
	0	30,000	(11)		60.0100	7/16/2028

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EXECUTIVE COMPENSATION (CONTINUED)

	Option Awards						Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3) (j)
Janeen B. Kastner

SERP
Restricted Stock							21,501	(16)	1,150,734
PERS							8,000	(17)	428,160

PERS										6,000	(6)	321,120	(6)
PSU										8,000	(7)	428,160	(7)
SARs	30,000	0			44.6000	7/21/2024
	22,500	7,500	(8)		47.1400	7/20/2025
	15,000	15,000	(9)		50.9900	7/25/2026
	7,500	22,500	(10)		55.1900	7/17/2027
	0	30,000	(11)		60.0100	7/16/2028
Keith R. Smiley

SERP
Restricted Stock							5,120	(18)	274,022
PERS							9,000	(19)	481,680

PERS										4,000	(6)	214,080	(6)
PSU										3,000	(7)	160,560	(7)
Ronald A. Rice

SARs	100,000	0			50.9900	7/06/2021
	100,000	0			55.1900	7/06/2021

(1)

Market value of Common Stock reported in column (h) was calculated by multiplying $53.52, the closing market price of the Company’s Common Stock on May 31, 2019, the last business day of fiscal 2019, by the number of shares.

(2)	Represents the maximum number of shares that could be paid out.

(3)

Market value of equity incentive awards of stock reported in column (j) was calculated by multiplying the closing market price of the Company’s Common Stock on May 31, 2019, the last business day of fiscal 2019, by the maximum number of shares that could be paid out.

(4)

These shares of SERP restricted stock vest on the fifth anniversary of the May 31st immediately preceding the date on which each grant of restricted stock was made. These shares could vest earlier upon the death or disability of Mr. Sullivan, upon termination without cause, or upon a change of control of the Company prior to those dates.

(5)	These PERS vest according to the following schedule: 50,000 shares on July 25, 2019.

(6)

In early fiscal 2019, the Compensation Committee determined the maximum number of and performance goals for the award of PERS with respect to fiscal 2019. Market value reported in column (j) was calculated by multiplying the closing market price of the Company’s Common Stock on May 31, 2019 by the estimated number of shares in column (i).

(7)

The PSU awards were made pursuant to the 2014 Omnibus Plan and are contingent upon the level of attainment of performance goals for the three-year period from June 1, 2018 ending May 31, 2021. The determination of whether and to what extent the PSU awards are achieved will be made following the close of fiscal year 2021. The amounts set forth in columns (i) and (j) assume the maximum amount of PSU are awarded.

(8)	These SARs become exercisable on July 20, 2019.

(9)	These SARs become exercisable in two equal installments on July 25, 2019 and July 25, 2020.

(10)	These SARs become exercisable in three equal installments on July 17, 2019, July 17, 2020 and July 17, 2021.

(11)	These SARs become exercisable in four equal installments on July 16, 2019, July 16, 2020, July 16, 2021 and July 16, 2022.

42

EXECUTIVE COMPENSATION (CONTINUED)

(12)

These shares of SERP restricted stock vest on January 26, 2021, except for the 2016, 2017 and 2018 grants which will vest according to schedule on May 31, 2021, May 31, 2022 and May 31, 2023, respectively, or earlier upon the death or disability of Mr. Gordon, upon termination without cause, or upon a change in control of the Company prior to that date.

(13)	These PERS vest according to the following schedule: 12,500 shares on July 25, 2019.

(14)

These shares of SERP restricted stock vest on the fifth anniversary of the May 31st immediately preceding the date on which each grant of restricted stock was made. These shares could vest earlier upon the death or disability of Mr. Moore, upon termination without cause, or upon a change in control of the Company prior to those dates.

(15)	These PERS vest according to the following schedule: 12,500 shares on July 25, 2019.

(16)

These shares of SERP restricted stock vest on November 26, 2021, except for the 2017 and 2018 grants which will vest according to schedule on May 31, 2022 and May 31, 2023, respectively, or earlier upon the death or disability of Ms. Kastner, upon termination without cause, or upon a change in control of the Company prior to that date.

(17)	These PERS vest according to the following schedule: 8,000 shares on July 25, 2019.

(18)

These shares of SERP restricted stock vest on the fifth anniversary of the May 31st immediately preceding the date on which each grant of restricted stock was made. These shares could vest earlier upon the death or disability of Mr. Smiley, upon termination without cause, or upon a change in control of the Company prior to that date.

(19)	These PERS vest according to the following schedule: 7,000 shares on July 25, 2019 and 2,000 shares on July 16, 2021.

43

EXECUTIVE COMPENSATION (CONTINUED)

Option Exercises and Stock Vested during Fiscal 2019

This table provides information for the named executive officers on stock option and SAR exercises and restricted stock vesting during fiscal 2019, including the number of shares acquired upon exercise and the value realized, before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards

Name (a)	Number of Shares Acquired on Exercise (#)(b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Frank C. Sullivan	0	0	83,470	5,077,064
Russell L. Gordon	0	0	11,000	678,150
Edward W. Moore	30,000	448,050	33,190	2,028,359
Janeen B. Kastner	0	0	6,000	369,900
Keith R. Smiley	0	0	7,562	453,498
Ronald A. Rice	350,000	9,553,500	78,841	4,765,938

Pension Benefits for Fiscal 2019

Name (a)	Plan Name (b)	Number of Years Credited Service at Fiscal Year End (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Frank C. Sullivan	RPM International Inc. Retirement Plan	30.3	836,438	0
Russell L. Gordon	RPM International Inc. Retirement Plan	24.3	560,179	0
Edward W. Moore	RPM International Inc. Retirement Plan	12.6	461,732	0
Janeen B. Kastner	RPM International Inc. Retirement Plan	22.3	520,297	0
Keith R. Smiley	RPM International Inc. Retirement Plan	27.4	746,999	0
Ronald A. Rice	RPM International Inc. Retirement Plan	—	0	586,712

The preceding table shows the present value of accumulated benefits payable to each named executive officer, including each such named executive officer’s number of years of credited service, under our Retirement Plan determined using interest rate and mortality rate assumptions consistent with those used in our financial statements.

The Retirement Plan is a funded and tax qualified retirement plan. The monthly benefit provided by the Retirement Plan’s formula on a single life annuity basis is equal to the sum of 22.5% of a participant’s average monthly compensation, reduced pro rata for years of benefit service (as defined in the Retirement Plan) less than 30 years, plus 22.5% of a participant’s average monthly compensation in excess of his or her monthly Social Security covered compensation, reduced pro rata for years of benefit service less than 35 years. Average monthly compensation is the average monthly compensation earned during the 60 consecutive months providing the highest such average during the last

120 months preceding the applicable determination date. The compensation used to determine benefits under the Retirement Plan is generally a participant’s W-2 compensation, adjusted for certain amounts, but may not exceed the limit under the Internal Revenue Code which is applicable to tax qualified plans ($275,000 for 2018). Compensation for each of the named executive officers during 2018 only includes $275,000 of the amount shown for 2018 in column (c) of the Summary Compensation Table. A participant’s Social Security covered compensation is based on the average of the Social Security taxable wage bases in effect during the 35-year period ending with his attainment of the Social Security retirement age assuming his compensation is and has always been at least equal to the taxable wage base.

Benefits are payable as an annuity or in a single lump sum payment and are actuarially adjusted to reflect payment in a form other than a life annuity. Life annuity benefits are

44

EXECUTIVE COMPENSATION (CONTINUED)

unreduced if paid on account of normal retirement or completion of 40 years of vesting service (as defined in the Retirement Plan). Normal retirement age is when a participant attains age 65 and, in general, has completed 5 years of service. Benefits are reduced for early commencement by multiplying the accrued benefit by an early retirement factor. Participants vest in the Retirement Plan after 5 years of vesting service.

Nonqualified Deferred Compensation for Fiscal 2019

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d) (1)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
Frank C. Sullivan	0	0	0	0	0
Russell L. Gordon	0	0	0	0	0
Edward W. Moore	0	0	0	0	0
Janeen B. Kastner	110,000	0	(8,962)	0	342,283
Keith R. Smiley	275,335	0	(49,371)	0	1,630,523
Ronald A. Rice	0	0	0	0	0

(1)	None of the earnings in this column, if any, would be included in the Summary Compensation Table because they were not preferential or above market.

The preceding table provides information on the non-qualified deferred compensation of the named executive officers in fiscal 2019. Participants in the RPM International Inc. Deferred Compensation Plan (“Deferred Compensation Plan”), including the named executive officers, may defer up to 90% of their base salary and non-equity incentive plan compensation.

A participant’s deferrals and any matching contributions are credited to a bookkeeping account under the Deferred Compensation Plan. A participant may direct that his or her account be deemed to be invested in Company stock or in mutual funds that are selected by the administrative committee of the Deferred Compensation Plan. The participant’s account is credited with phantom earnings or losses based on the investment performance of the deemed investment. A participant may change the investment funds used to calculate the investment performance of his or her account on a daily basis.

Deferrals of base salary, annual bonus amounts and deferred equity grants, earnings on such amounts and stock dividends credited to a participant’s account are 100% vested.

Distribution from a participant’s account is payable in a lump sum at a specified time, or upon retirement, death, termination of employment or disability prior to retirement. In the case of retirement, a participant may also elect annual installments for up to 10 years. Upon approval of the Compensation Committee, amounts can also be distributed as a result of an unforeseeable financial emergency. Earlier withdrawal of deferred compensation earned and vested as of December 31, 2004 is available but is subject to a 10% penalty.

Other Potential Post-Employment Compensation

The following table reflects the amount of compensation payable to each of the continuing named executive officers (a) in the event of termination of the executive’s employment due to retirement, death, disability, voluntary termination, termination for cause, involuntary termination without cause and not within two years of a change in control and involuntary termination without cause or resignation with good reason within two years of a change in control, and (b) upon a change in control. The amounts shown assume that the termination was effective as of May 31, 2019 (the last business day of fiscal 2019). Consequently, the table reflects amounts earned as of May 31, 2019 (the last business day of fiscal 2019) and includes estimates of amounts that would be paid to the named executive officer upon the occurrence of the event. The estimates are considered forward-looking information that falls within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ materially. Factors that could affect these amounts include the timing during the year of such event and the amount of future non-equity incentive compensation. Please see “Forward-Looking Statements.”

45

EXECUTIVE COMPENSATION (CONTINUED)

Estimated Payments on Termination or Change in Control

Event	Frank C. Sullivan	Russell L. Gordon	Edward W. Moore	Janeen B. Kastner	Keith R. Smiley
Retirement
Accelerated SARs	$572,000	$0	$85,800	$0	$0
Accelerated PERS	2,676,000	0	669,000	0	481,680
Accelerated SERP restricted stock	0	0	0	0	0
Total	$3,248,000	$0	$754,800	$0	$481,680
Death
Earned incentive compensation	$975,000	$470,000	$366,667	$236,667	$208,333
Accelerated SARs	572,000	85,800	85,800	85,800	0
Accelerated PERS	2,676,000	669,000	669,000	428,160	481,680
Accelerated SERP restricted stock	1,027,316	1,991,158	424,949	1,150,734	274,022
Total	$5,250,316	$3,215,958	$1,546,416	$1,901,361	$964,035
Disability
Earned incentive compensation	$975,000	$470,000	$366,667	$236,667	$208,333
Accelerated SARs	572,000	85,800	85,800	85,800	0
Accelerated PERS	2,676,000	669,000	669,000	428,160	481,680
Accelerated SERP restricted stock	1,027,316	1,991,158	424,949	1,150,734	274,022
Total	$5,250,316	$3,215,958	$1,546,416	$1,901,361	$964,035
Voluntary Termination and Termination for Cause
No payments	N/A	N/A	N/A	N/A	N/A
Total	$0	$0	$0	$0	$0
Involuntary Termination Without Cause and not within Two Years of a Change in Control
Lump sum	$6,075,000	$1,197,500	$1,126,667	$761,667	$854,333
Health and welfare benefits	75,060	37,530	50,040	34,164	50,040
Estate and financial planning	6,250	6,250	6,250	6,250	6,250
Executive life insurance coverage	455,376	34,071	164,473	24,867	68,768
Cash value of benefits under restricted stock plan	495,809	352,911	171,585	159,918	115,175
Accelerated SERP restricted stock	1,027,316	1,991,158	424,949	1,150,734	274,022
Total	$8,134,811	$3,619,420	$1,943,964	$2,137,600	$1,368,588
Involuntary Termination Without Cause or Resignation for Good Reason within Two Years of a Change in Control
Lump sum	$6,075,000	$1,197,500	$1,506,667	$761,667	$1,177,333
Health and welfare benefits	75,060	37,530	75,060	34,164	75,060
Estate and financial planning	12,500	6,250	12,500	6,250	12,500
Executive life insurance coverage	785,090	58,740	444,799	42,872	185,454
Cash value of benefits under restricted stock plan	495,809	352,911	257,378	159,918	172,763
Accelerated SERP restricted stock	1,027,316	1,991,158	424,949	1,150,734	274,022
Accelerated PSU, PERS and SARs	5,388,800	1,182,960	1,182,960	942,120	642,240
Outplacement assistance	16,500	16,500	16,500	16,500	16,500
Excise taxes	0	0	0	0	0
Total	$13,876,075	$4,843,549	$3,920,813	$3,114,225	$2,555,872
Change in Control Only
Accelerated SERP restricted stock	$1,027,316	$1,991,158	$424,949	$1,150,734	$274,022
Accelerated PSU, PERS and SARs	5,388,800	1,182,960	1,182,960	942,100	642,240
Excise taxes	0	0	0	0	0
Total	$6,416,116	$3,174,118	$1,607,909	$2,092,834	$916,262

46

EXECUTIVE COMPENSATION (CONTINUED)

Payments upon Retirement

Treatment of SARs. Under the terms of the stock appreciation rights agreements under which SARs were granted, in the event of the executive’s voluntary retirement after attaining age 55 and completing five years of consecutive service with the Company the executive will be entitled to immediately exercise all unvested SARs. Messrs. Moore, Smiley and Sullivan were eligible for retirement as of May 31, 2019.

Treatment of PERS Awards. Under the terms of the Performance Earned Restricted Stock (PERS) and escrow agreements, in the event of the executive’s voluntary retirement after attaining age 55 and completing at least five years of consecutive service with the Company, the restrictions on unvested PERS will lapse. Messrs. Moore, Smiley and Sullivan were eligible for retirement as of May 31, 2019.

Treatment of SERP Restricted Stock. Under the terms of the 2007 Restricted Stock Plan and the 1997 Restricted Stock Plan, upon (a) the later of the executive’s attainment of age 55 or the fifth anniversary of the May 31 immediately before the date of the SERP restricted stock grant or (b) the executive’s retirement on or after the age of 65, the restrictions on SERP restricted stock will lapse. Messrs. Moore, Smiley and Sullivan were eligible for retirement as of May 31, 2019.

Payments upon Death

Non-Equity Incentive Compensation. Under the terms of the employment agreements with Messrs. Sullivan, Gordon, Moore, Smiley and Ms. Kastner, in the event of the executive’s death, the executive is entitled to receive any earned incentive compensation. Earned incentive compensation is calculated as the sum of (a) any incentive compensation payable but not yet paid for the fiscal year preceding the fiscal year in which the termination date occurs, and (b) a pro rata portion of (i) for Mr. Sullivan, the annual incentive compensation for the most recently completed fiscal year and (ii) for Messrs. Gordon, Moore, Smiley and Ms. Kastner, the average incentive compensation for the three most recently completed fiscal years. The pro rata portion is determined by multiplying the annual or average incentive compensation, as the case may be, by a fraction, the numerator of which is the number of days in the current fiscal year of the Company that have expired prior to the termination date and the denominator of which is 365.

Treatment of SARs. Under the terms of the stock appreciation rights agreement under which SARs were granted, in the event of the executive’s death all unvested SARs will become immediately exercisable. The amounts set forth in the table for SARs reflect the difference between the closing price of our

Common Stock on May 31, 2019, the last business day of fiscal 2019, and the exercise prices for the SARs for which vesting would be accelerated and for which the closing price exceeded the SAR exercise price.

Treatment of PERS Awards. Under the terms of the Performance Earned Restricted Stock (PERS) and escrow agreements, PERS awards vest automatically in the event of the executive’s death, and vesting for such PERS is reflected in the foregoing table.

Treatment of SERP Restricted Stock. Under the terms of the 2007 Restricted Stock Plan, the 1997 Restricted Stock Plan, and SERP grants under the 2014 Omnibus Plan, in the event of the executive’s death, the restrictions on SERP restricted stock will lapse. The amounts set forth in the table for restricted stock reflect the number of shares of restricted stock for which vesting would be accelerated multiplied by the closing price of our Common Stock on May 31, 2019, the last business day of fiscal 2019.

Payments upon Disability

Non-Equity Incentive Compensation. Under the terms of the employment agreements with Messrs. Sullivan, Gordon, Moore, Smiley and Ms. Kastner, in the event of the executive’s disability, the executive is entitled to receive any earned incentive compensation. Earned incentive compensation is calculated as the sum of (a) any incentive compensation payable but not yet paid for the fiscal year preceding the fiscal year in which the termination date occurs, and (b) a pro rata portion of (i) for Mr. Sullivan, the annual incentive compensation for the most recently completed fiscal year and (ii) for Messrs. Gordon, Moore, Smiley and Ms. Kastner, the average incentive compensation for the three most recently completed fiscal years. The pro rata portion is determined by multiplying the annual or average incentive compensation, as the case may be, by a fraction, the numerator of which is the number of days in the current fiscal year of the Company that have expired prior to the termination date and the denominator of which is 365.

Treatment of SARs. Under the terms of the stock appreciation rights agreements under which SARs were granted, in the event of the executive’s disability, the executive will be entitled to immediately exercise all unvested SARs. The amounts set forth in the table for SARs reflect the difference between the closing price of our Common Stock on May 31, 2019, the last business day of fiscal 2019, and the exercise prices for the SARs for which vesting would be accelerated and for which the closing price exceeded the SAR exercise price.

Treatment of PERS Awards. Under the terms of the Performance Earned Restricted Stock (PERS) and escrow agreements, PERS awards vest automatically in the event of

47

EXECUTIVE COMPENSATION (CONTINUED)

the executive’s total disability, and vesting for such PERS is reflected in the foregoing table.

Treatment of SERP Restricted Stock. Under the terms of the 2007 Restricted Stock Plan, the 1997 Restricted Stock Plan and SERP grants under the 2014 Omnibus Plan, in the event of the executive’s disability, the restrictions on SERP restricted stock will lapse. The amounts set forth in the table for restricted stock reflect the number of shares of restricted stock for which vesting would be accelerated multiplied by the closing price of our Common Stock on May 31, 2019, the last business day of fiscal 2019.

Payments upon Voluntary Termination and Termination for Cause

A named executive officer is not entitled to receive any additional forms of severance payments or benefits upon his or her voluntary decision to terminate employment with RPM prior to being eligible for retirement or upon termination for cause.

Payments upon Involuntary Termination Without Cause and not within Two Years of a Change in Control

Under the terms of the employment agreements with Messrs. Sullivan, Gordon, Moore, Smiley and Ms. Kastner, in the event that the executive is terminated without cause and the termination does not occur during a two-year period following a change in control, the executive would be entitled to the following:

•	for Mr. Sullivan, a lump sum amount equal to his incentive compensation for the preceding fiscal year (if not yet paid) plus three times the sum of: (i) the greater of his annual base salary in effect on the date of termination or the highest base salary in effect at any time during the three years immediately preceding the termination date, and (ii) the highest annual incentive compensation received by Mr. Sullivan in the five years prior to the termination date. Messrs. Gordon, Moore, Smiley and Ms. Kastner would be entitled to receive a lump sum amount equal to the executive’s incentive compensation for the preceding fiscal year (if not yet paid), plus the sum of (x) for Messrs. Moore and Smiley, two times, and for Mr. Gordon and Ms. Kastner, one and one-half times the executive’s annual base salary in effect on the date of termination, and (y) a pro rata portion of the executive’s average incentive compensation for the three most recently completed fiscal years. The pro rata portion is determined by multiplying the average incentive compensation by a fraction, the numerator of which is the number of days in the current fiscal year of the Company that have expired prior to the termination date and the denominator of which is 365;
•	continuation of health and welfare benefits for three years for Mr. Sullivan, for two years for Messrs. Moore and Smiley, and for 18 months for Mr. Gordon and Ms. Kastner;

•	estate and financial planning services for a period of six months;

•	a lump sum payment equal to three times, for Mr. Sullivan, two times, for Messrs. Moore and Smiley, and one and one-half times for Mr. Gordon and Ms. Kastner, the most recent annual premium or other cost for the executive life insurance coverage in effect on the date of termination (or, if greater, the next scheduled annual premium shown on the then current schedule of coverage);

•	a lump sum amount equal to the cash value of three years for Mr. Sullivan, two years for Messrs. Moore and Smiley, and 18 months for Mr. Gordon and Ms. Kastner, of benefits that the executive would have received had he or she continued to participate and receive awards under the Restricted Stock Plan (as determined in accordance with the Company’s past practice); and

•	the lapse of all transfer restrictions and forfeiture provisions on restricted stock awarded under the 1997 and 2007 Restricted Stock Plans and SERP grants under the 2014 Omnibus Plan.

The employment agreements provide that the Company will not be obligated to make the lump sum payments or provide the additional benefits described above unless the executive signs a release and waiver of claims and refrains from revoking, rescinding or otherwise repudiating the release of claims during certain time periods.

Payments upon Involuntary Termination Without Cause or Resignation for Good Reason within Two Years of a Change in Control

Under the terms of each named executive officer’s employment agreement, in the event that the executive is terminated without cause or resigns for good reason within two years following a change in control, the executive would be entitled to the following:

•

for Mr. Sullivan, a lump sum amount equal to his incentive compensation for the preceding fiscal year (if not yet paid) plus three times the sum of (i) the greater of his annual base salary in effect on the date of termination or the highest base salary in effect at any time during the three years immediately preceding the change in control, and (ii) the highest annual incentive compensation received by Mr. Sullivan in the five years prior to the change in control. Messrs. Gordon, Moore, Smiley and Ms. Kastner would be entitled to receive a lump

48

EXECUTIVE COMPENSATION (CONTINUED)

sum amount equal to the executive’s incentive compensation for the preceding fiscal year (if not yet paid), plus the sum of (x) for Messrs. Moore and Smiley, three times and for Mr. Gordon and Ms. Kastner, one and one-half times the executive’s annual base salary in effect on the date of termination, and (y) a pro rata portion of the executive’s average incentive compensation for the three most recently completed fiscal years. The pro rata portion is determined by multiplying the average incentive compensation by a fraction, the numerator of which is the number of days in the current fiscal year of the Company that have expired prior to the termination date and the denominator of which is 365;

•	continuation of health and welfare benefits for a period of three years for Messrs. Sullivan, Moore and Smiley, and for a period of 18 months for Mr. Gordon and Ms. Kastner;

•	estate and financial planning services for a period of one year for Messrs. Sullivan, Moore and Smiley, and for a period of 6 months for Mr. Gordon and Ms. Kastner;

•	a lump sum payment equal to, for Messrs. Sullivan, Moore and Smiley, three times and for Mr. Gordon and Ms. Kastner, one and one-half times the most recent annual premium or other cost for the executive life insurance coverage in effect on the date of termination, grossed up to compensate for the tax impact of the payment (or, if greater, the next scheduled annual premium payment shown on the then-current schedule of coverage);

•	a lump sum amount equal to the cash value of, for Messrs. Sullivan, Moore and Smiley, three years, and for Mr. Gordon and Ms. Kastner, 18 months of benefits that the executive would have received had he or she continued to participate and received awards under the Restricted Stock Plan (as determined in accordance with the Company’s past practice);

•	the lapse of all transfer restrictions and forfeiture provisions on restricted stock awarded under the 1997 and 2007 Restricted Stock Plans and SERP grants under the 2014 Omnibus Plan;

•	the lapse of transfer restrictions on any awards under the 2014 Omnibus Plan;

•	outplacement assistance for two years following the change in control;

•	a lump sum payment, or gross-up, equal to the amount of any excise tax imposed on the executive under Section 4999 of the Internal Revenue Code, or any similar state or local tax law, and any taxes, interest or penalties incurred with respect thereto;
•	interest on certain of the above payments if not made in a timely manner in accordance with the employment agreement or change in control agreement; and

•	up to an amount of $250,000 in legal fees incurred by the executive in each of the two calendar years following termination of employment in the event that, following a change in control, he or she may be caused to institute or defend legal proceedings to enforce his or her rights under the employment agreement or change in control agreement.

The employment agreements provide that the Company will not be obligated to make the lump sum payments or provide the additional benefits described above unless the executive signs a release and waiver of claims and refrains from revoking, rescinding or otherwise repudiating the release of claims during certain time periods. In the table above, we have assumed that the Company timely made all payments and the executive did not incur legal fees.

Restrictive Covenants that Apply During and After Termination of Employment

Pursuant to the terms of the employment agreements, each of our named executive officers is subject to certain restrictive covenants that apply during and after their termination of employment. Each named executive officer is subject to a covenant not to disclose our confidential information during their term of employment with us and at all times thereafter. During their employment with us and for a period of two years thereafter our named executive officers are also subject to covenants not to (i) compete with us (or any of our subsidiaries) or (ii) solicit our employees or customers.

Payments upon a Change in Control Only

Treatment of SARs. Under the terms of the stock appreciation rights agreements under which SARs were granted, in the event of a change in control, the executive will be entitled to immediately exercise all unvested SARs. The amounts set forth in the table for SARs reflect the difference between the closing price of our Common Stock on May 31, 2019, the last business day of fiscal 2019, and the exercise prices for the SARs for which vesting would be accelerated and for which the closing price exceeded the SAR exercise price.

Treatment of PERS Awards. Under the terms of the Performance Earned Restricted Stock (PERS) and escrow agreements under which PERS were granted, in the event of a change in control, the restrictions on unvested PERS will lapse. The amounts set forth in the table for PERS reflect the number of PERS for which vesting would be accelerated multiplied by the closing price of our Common Stock on May 31, 2019, the last business day of fiscal 2019.

49

EXECUTIVE COMPENSATION (CONTINUED)

Treatment of PSU Awards. Under the terms of the Performance Stock Units (PSU) and escrow agreements under which PSU were granted, in the event of a change in control, the restrictions on unvested PSU will lapse. The amounts set forth in the table for PSU reflect the number of PSU for which vesting would be accelerated multiplied by the closing price of our Common Stock on May 31, 2019, the last business day of fiscal 2019.

Treatment of SERP Restricted Stock. Under the terms of the 2007 Restricted Stock Plan, the 1997 Restricted Stock Plan and SERP grants under the 2014 Omnibus Plan, in the event of a change in control, the restrictions on SERP restricted stock will lapse. The amounts set forth in the table for restricted stock reflect the number of shares of restricted stock for which vesting would be accelerated multiplied by the closing price of our Common Stock on May 31, 2019, the last business day of fiscal 2019.

Excise Taxes. The employment agreements provide that to the extent that any payment or distribution by the Company for the benefit of the executive would be subject to any excise tax imposed on the executive under Section 4999 of the Internal Revenue Code, the executive will be entitled to a lump sum payment, or gross-up, equal to the amount of any excise tax imposed on the executive under Section 4999 of the Internal Revenue Code, or any similar state or local tax law, and any taxes, interest or penalties incurred with respect thereto.

50

DIRECTOR COMPENSATION

Director Compensation for Fiscal 2019

The following table sets forth information regarding the compensation of our non-employee Directors for fiscal 2019. Frank C. Sullivan, our Chairman and Chief Executive Officer, does not receive any additional compensation for his service as a Director.

Name (a)	Fees Earned or Paid in Cash ($)(1) (b)	Stock Awards ($)(2) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)		Total ($) (h)
John P. Abizaid(3)	90,000	108,900	0	0	0	0		198,900
Kirkland B. Andrews	105,000	108,900	0	0	0	0		213,900
John M. Ballbach	90,000	108,900	0	0	0	0		198,900
Bruce A. Carbonari	110,000	108,900	0	0	0	0		218,900
David A. Daberko	105,000	108,900	0	0	0	2,500	(5)	216,400
Jenniffer D. Deckard	90,000	108,900	0	0	0	0		198,900
Salvatore D. Fazzolari	110,000	108,900	0	0	0	2,500	(5)	221,400
Thomas S. Gross	90,000	108,900	0	0	0	0		198,900
Julie A. Lagacy	90,000	108,900	0	0	0	0		198,900
Robert A. Livingston	105,000	108,900	0	0	0	0		213,900
Craig S. Morford(4)(6)	90,000	108,900	0	0	0	0		198,900
Frederick R. Nance	90,000	108,900	0	0	0	0		198,900
William B. Summers, Jr.	90,000	108,900	0	0	0	0		198,900

(1)

Cash fees include fees for attending Board and Committee meetings in fiscal 2019 as well as the quarterly retainer amount for serving on the Board of Directors and as the chair for a committee during fiscal 2019. These cash fee amounts have not been reduced to reflect a Director’s election to defer receipt of cash fees pursuant to the Deferred Compensation Plan. These deferrals are indicated in note (6) below.

(2)	The amounts set forth in this column reflect the fair market value of shares of restricted stock granted during fiscal 2019 under the 2003 Restricted Stock Plan for Directors.

The unvested number of shares of restricted stock held by Directors under the 2003 Restricted Stock Plan for Directors at May 31, 2019 was as follows: Mr. Andrews (1,800), Mr. Ballbach (1,800), Mr. Carbonari (6,150), Mr. Daberko (6,150), Ms. Deckard (6,150), Mr. Fazzolari (6,150), Mr. Gross (6,150), Ms. Lagacy (3,950), Mr. Livingston (3,950), Mr. Nance (6,150), and Mr. Summers (6,150). Dividends are paid on shares of restricted stock at the same rate as paid on our Common Stock that is not restricted. On October 31, 2018, shares of restricted stock awarded in 2015 vested and were delivered to the Directors.

(3)	Mr. Abizaid retired from the Board effective April 12, 2019.

(4)	Mr. Morford retired from the Board effective May 2, 2019.

(5)

These amounts represent the dollar value that RPM matches of the Director’s charitable contributions made in accordance with our employee charitable contributions matching program. RPM matches a Director’s charitable contributions by up to $2,500 per year under this program, which is also available to RPM International Inc. employees. These amounts are not taxable to the Directors.

(6)	During fiscal 2019, Mr. Morford elected to defer $90,000 of his Director fees into our Deferred Compensation Plan.

51

DIRECTOR COMPENSATION (CONTINUED)

For fiscal 2019, Directors who were not employees of or consultants to the Company received a quarterly fee of $22,500. In addition, each of the Chair of the Compensation Committee, the Chair of the Governance and Nominating Committee, and the Co-Chairs of the Operating Improvement Committee received a quarterly fee of $3,750, and the Audit Committee Chair received a quarterly fee of $5,000. The Lead Director also received a quarterly fee of $3,750. With respect to equity compensation, Directors who were eligible to participate in the Restricted Stock Plan for Directors were granted a number of shares of restricted stock under the Restricted Stock Plan for Directors in an amount approximately equal to $110,000.

For fiscal 2020, Directors who are not employees of or consultants to the Company will receive a quarterly fee of $25,000. In addition, the Chair of the Governance and Nominating Committee will receive a quarterly fee of $3,750, and the each of the Audit Committee Chair, the Compensation Committee Chair, and the Co-Chairs of the Operating Improvement Committee will receive a quarterly fee of $5,000. Each of the other members of the Operating Improvement Committee also will receive a quarterly fee of $2,500. The Lead Director also will receive a total quarterly retainer of $7,500, representing the sum of any Committee Chair fee plus a Lead Director fee. With respect to equity compensation, Directors (other than Mr. Sullivan) will be granted a number of shares of restricted stock in an amount approximately equal to $140,000.

In July 2012, the Company adopted minimum stock ownership guidelines for its executive officers and Directors under which each Director who had served on the Board of Directors for at least five years was expected to own Common Stock with a value of at least four times the annual cash retainer for Directors. In July 2014, the Company increased the minimum stock ownership guidelines for its Directors from four times to five times the annual cash retainer for Directors. Directors are expected to achieve targets within five years of the later of the date of initial adoption of the minimum stock ownership guidelines or the date of such Director’s initial appointment as a Director. Each of the Company’s Directors meets the minimum stock ownership guidelines, except for Mr. Andrews and Ms. Lagacy. Mr. Andrews joined the Board of Directors in June 2018 and is expected to achieve compliance with the minimum stock ownership guidelines before June 2023. Ms. Lagacy joined the Board of Directors in July 2017 and is expected to achieve compliance with the minimum stock ownership guidelines before July 2022.

Under the Company’s stock ownership guidelines for Directors, each Director who has served on the Board of Directors for at least five years is expected to own Common Stock with a value of at least five times the annual cash retainer for Directors.

52

RELATED PERSON TRANSACTIONS

The Related Person Transaction Policy of the Board of Directors ensures that the Company’s transactions with certain persons are not inconsistent with the best interests of the Company. A “Related Person Transaction” is a transaction with the Company in an amount exceeding $120,000 in which a Related Person has a direct or indirect material interest. A Related Person includes the executive officers, Directors, and 5% stockholders of the Company, and any immediate family member of such a person. Under the Related Person Transaction Policy, Company management screens for any potential Related Person Transactions, primarily through the annual circulation of a Directors and Officers Questionnaire to each member of the Board of Directors and each officer of the Company that is a reporting person under Section 16 of the Exchange Act. If Company management identifies a Related Person Transaction, such transaction is brought to the attention of the Audit Committee for its approval, ratification, revision, or rejection in consideration of all of the relevant facts and circumstances.

Thomas C. Sullivan, Jr., the brother of Frank C. Sullivan, is Vice President – Corporate Development for the Company and earned $500,000 in salary and annual bonus in fiscal 2019. His compensation is commensurate with his peers. He has also received equity awards in the past. Thomas C. Sullivan, Jr., has been employed by the Company or its subsidiaries for more than 33 years, including at Republic Powdered Metals, Inc. from 1987 to 1993, Consolidated Coatings Corporation from 1993 to 1995, ESPAN Corporation PTE LTD. and RPM Asia PTE LTD. from 1995 to 1998, Tremco Incorporated from 1998 to 2002, and the Company’s corporate offices since 2002.

53

FORWARD-LOOKING STATEMENTS

Some of the amounts set forth in this Proxy Statement in the disclosure regarding executive and director compensation are “forward-looking statements” within the meaning of the federal securities laws. These amounts include estimates of future amounts payable under awards, plans and agreements or the present value of such future amounts, as well as the estimated value at May 31, 2019 of awards, the vesting of which will depend on performance over future periods. Estimating future payments of this nature is necessarily subject to contingencies and uncertainties, many of which are difficult to predict. In order to estimate amounts that may be paid in the future, we had to make assumptions as to a number of variables, which may, and in many cases will, differ from future actual conditions. These variables include the price of our Common Stock, the date of termination of employment, applicable tax rates and other assumptions. In estimating the year-end values of unvested awards, we were required to make certain assumptions about the extent to which the performance or other conditions will be satisfied and, accordingly, the rate at which those awards will ultimately vest and/or payout. Accordingly, amounts and awards paid out in future periods may vary from the related estimates and values set forth in this Proxy Statement.

54

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning shares of Common Stock authorized or available for issuance under the Company’s equity compensation plans as of May 31, 2019.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(1)
Equity compensation plans approved by stockholders	0	(2)	$0.00	1,793,262
Equity compensation plans not approved by stockholders(3)	—		—	—
Total	0		$0.00	1,793,262

(1)

Includes 1,762,962 shares available for future issuance under the 2014 Omnibus Plan of which 952,962 shares may be subject to full value awards such as restricted stock, and 30,300 shares available for future issuance under the Company’s 2003 Restricted Stock Plan for Directors.

(2)

At May 31, 2019, 3,097,000 SARs were outstanding at a weighted-average grant price of $46.44. The number of shares to be issued upon exercise will be determined at vesting based on the difference between the grant price and the market price at the date of exercise. No such shares have been included in this total.

(3)	The Company does not maintain equity compensation plans that have not been approved by its stockholders.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers and Directors and persons who own 10% or more of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Officers, Directors and 10% or greater stockholders are required by Commission regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on the Company’s review of the copies of such forms it has received, the Company believes that all of its officers and Directors complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended May 31, 2019.

55

PROPOSAL THREE – AMENDMENT OF 2014 OMNIBUS EQUITY AND                                         INCENTIVE PLAN

PROPOSAL THREE

APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED RPM INTERNATIONAL INC.

2014 OMNIBUS EQUITY AND INCENTIVE PLAN

The description of the amendment and restatement (the “Amendment”) of the RPM International Inc. Amended and Restated 2014 Omnibus Equity and Incentive Plan (the “2014 Omnibus Plan”) in this Proxy Statement is qualified in its entirety by reference to the Amendment, which is attached as Appendix B to this Proxy Statement.

BACKGROUND AND SUMMARY

Q:	WHAT IS THE 2014 OMNIBUS PLAN?

A:

The 2014 Omnibus Plan is the primary stock-based award program for covered employees and Directors. Equity-based awards are payable in shares of the Company’s Common Stock, as provided in the underlying award agreement. The 2014 Omnibus Plan provides the Company with the flexibility to grant a wide variety of stock and stock-based awards, as well as dollar-denominated performance-based awards. The 2014 Omnibus Plan was amended and restated, and approved by stockholders, in 2018 to add Directors as an eligible class of participants in the 2014 Omnibus Plan.

After the stockholders vote to approve and adopt the Amendment, the 2014 Omnibus Plan will continue to be the primary source of a variety of stock and stock-based awards for covered employees and Directors.

Q:	WHAT AM I VOTING ON?

A:

The Company is seeking approval by its stockholders to add an additional 5,000,000 shares to be available for new awards granted under the 2014 Omnibus Plan. If the additional shares are approved, a total of 6,100,427 shares will be available as of July 22, 2019 for new awards under the 2014 Omnibus Plan.

Q:	WHAT HAS BEEN CHANGED IN THE AMENDED AND RESTATED PLAN?

A:

The proposed Amendment adds 5,000,000 shares to be used for new awards granted under the 2014 Omnibus Plan (of the new shares, only up to 2,250,000 shares may be subject to “full value” awards). Other than as described in this answer, the Amendment does not alter or amend the existing provisions of the 2014 Omnibus Plan.

Q:	HAS THE AMENDMENT BEEN APPROVED AND ADOPTED BY THE COMPANY’S BOARD OF DIRECTORS?

A:

Yes, but subject to stockholder approval. The Amendment was approved by the Compensation Committee and further approved and adopted by the Board of Directors in July 2019, subject to stockholder approval. Under Commission and NYSE rules, the Company is required to submit the Amendment to a vote of the stockholders.

Q:	WHY DID THE BOARD OF DIRECTORS APPROVE THE AMENDMENT?

A:

The Board of Directors believes that stock-based awards are an important component of the Company’s compensation programs. The Amendment will give the Compensation Committee, which administers the 2014 Omnibus Plan, the ability to grant additional stock-based awards under the 2014 Omnibus Plan to remain competitive in attracting, retaining and motivating high quality employees and Directors.

Q:	WHAT IMPACT WILL THE AMENDMENT HAVE ON THE COMPANY’S EQUITY COMPENSATION PLAN RUN RATE?

A:

Run rate, a means of measuring annual stock dilution, shows how rapidly a company is deploying its shares reserved for issuance under its equity compensation plans. Run rate is calculated as the number of shares of Common Stock subject to awards granted in a given year divided by the number of shares of Common Stock outstanding. As shown in the following table, in the last three fiscal years, the Company’s average annual run rate has been 0.75%, which the Company estimates is positioned between the 25th and 50th percentiles of broad general industry practice and aligned with the peer group median of 0.72% (as determined by the Company’s compensation consultant, Willis Towers Watson). If the stockholders approve and adopt the Amendment, the Company estimates its future run rates will be similar to the current rate.

Fiscal Year	Options/SARs Granted (‘000)	Aggregate Full Value Awards Granted (‘000)	Weighted Average Basic Common Shares Outstanding (‘000)	Annual Run Rate
2019	480	503	130,552	0.75%
2018	540	262	131,179	0.61%
2017	600	558	130,662	0.89%
3-Year Average Run Rate				0.75%

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PROPOSAL THREE – AMENDMENT OF 2014 OMNIBUS EQUITY AND INCENTIVE PLAN (CONTINUED)

Q:	WHAT IMPACT WILL THE AMENDMENT HAVE ON THE COMPANY’S EQUITY COMPENSATION PLANS?

A:

The Amendment will increase the number of shares of Common Stock available for grant under the Company’s equity compensation plans. As of July 22, 2019, the number of outstanding awards and the total number of shares of Common Stock available for future issuance under all equity compensation plans are as follows:

PLAN	Outstanding Unexercised Options/SARs	Weighted Average Exercise Price	Weighted Average Remaining Term	Outstanding Full Value Awards	Shares Available for Grant
RPM International Inc. 2014 Omnibus Equity and Incentive Plan	2,347,500	$54.74	6.98	1,233,641	1,100,427	*
RPM International Inc. 2004 Omnibus Equity and Incentive Plan	1,000,000	$32.62	3.63	—	—
RPM International Inc. 1997 Restricted Stock Plan	—	—	—	42,779	—
RPM International Inc. 2007 Restricted Stock Plan	—	—	—	301,325	—
RPM International Inc. 2003 Restricted Stock Plan for Directors	—	—	—	54,550	30,300
TOTAL	3,347,500	$48.13	5.98	1,632,295	1,130,727	*

*

630,427 of the shares available for grant under the 2014 Omnibus Plan may be subject to “full-value” awards. “Full-value” awards are restricted stock, restricted stock unit, performance stock and performance stock unit awards.

Note: As of July 22, 2019, there were 129,675,144 common shares outstanding.

Q:	DOES THE 2014 OMNIBUS PLAN PROVIDE FOR THE REPRICING OF OPTIONS?

A:

The Company has never repriced options or granted options at less than fair market value. The 2014 Omnibus Plan expressly prohibits repricing options or stock appreciation rights, whether directly, by lowering the exercise price of an outstanding option or stock appreciation right, or indirectly, by canceling an outstanding option and granting a replacement option or stock appreciation right at a lower exercise price or another award to replace the option or stock appreciation right.

Q:	WHAT VOTE IS REQUIRED TO APPROVE AND ADOPT THE AMENDMENT?

A:

The affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote on the proposal to approve and adopt the Amendment and either present in person or by proxy, is required for the approval and adoption of the Amendment. Thus, stockholders who vote to abstain will in effect be voting against the proposal. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

Q:	WHERE CAN I FIND THE TEXT OF THE 2014 OMNIBUS PLAN?

A:	A copy of the 2014 Omnibus Plan, as amended by the Amendment, is attached hereto as Appendix B.

HIGHLIGHTS OF CERTAIN CONTINUING PROVISIONS OF THE 2014 OMNIBUS PLAN

ADMINISTRATION, ELIGIBILITY AND PARTICIPATION

Q:	WHO ADMINISTERS THE 2014 OMNIBUS PLAN?

A:

The 2014 Omnibus Plan is administered by the Compensation Committee. The Board of Directors has discretion and authority to assume the administration of the 2014 Omnibus Plan. Each member of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee’s authority under the 2014 Omnibus Plan includes, but is not limited to, the authority to: (i) select the employees who shall participate in the 2014 Omnibus Plan; (ii) determine the amounts and types of awards; (iii) determine the terms and conditions of awards in a manner consistent with the 2014 Omnibus Plan; (iv) construe and interpret the 2014 Omnibus Plan, all award agreements, and any other agreements or instruments entered into under the plan; (v) establish, amend, or waive rules and regulations for the 2014 Omnibus Plan’s administration; and (vi) amend the terms and conditions of any outstanding award and applicable award agreement to the extent that such terms and conditions are within the discretion of the Compensation Committee, subject to the provisions of the 2014 Omnibus Plan and any applicable law. Further, the Compensation Committee may make all other determinations that may be necessary or advisable for the administration of the 2014 Omnibus Plan.

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PROPOSAL THREE – AMENDMENT OF 2014 OMNIBUS EQUITY AND INCENTIVE PLAN (CONTINUED)

The Company’s Vice President – Corporate Benefits and Risk Management supervises routine plan administration.

Q:	WHO IS ELIGIBLE TO PARTICIPATE IN THE 2014 OMNIBUS PLAN?

A:

The Compensation Committee, from time to time and in its sole and exclusive discretion, determines those employees of the Company, its subsidiaries and affiliates who are eligible for awards. Approximately 200 employees are eligible to receive awards under the 2014 Omnibus Plan and, since receiving stockholder approval last year, eleven Directors are eligible to receive awards under the 2014 Omnibus Plan.

Q:	WHAT DOES THE COMPANY RECEIVE FOR GRANTING AWARDS UNDER THE 2014 OMNIBUS PLAN?

A:

The 2014 Omnibus Plan furthers the growth and financial success of the Company by aligning interests of key employees and Directors more closely with the interests of the Company’s stockholders and to provide employees and Directors with an additional incentive to excel in performing services for the Company and its Affiliates. The 2014 Omnibus Plan provides flexibility to the Company and its Affiliates in attracting, motivating and retaining key employees and Directors.

Q:	HOW LONG MAY AWARDS BE MADE UNDER THE 2014 OMNIBUS PLAN?

A:

The 2014 Omnibus Plan became effective on October 10, 2014. Subject to the Board of Directors’ discretion to terminate the 2014 Omnibus Plan at an earlier date, awards may be granted through October 10, 2024; however, any awards that are outstanding under their terms at the time the 2014 Omnibus Plan is terminated will remain outstanding until fully vested or exercised, or otherwise terminate pursuant to the terms of such awards.

SHARE AND AWARD LIMITATIONS

Q:	WHAT IS THE SOURCE OF THE COMMON STOCK THAT MAY BE AWARDED UNDER THE 2014 OMNIBUS PLAN?

A:	The Company awards authorized and unissued or treasury shares of Common Stock under the 2014 Omnibus Plan.

Q:	HOW MANY SHARES OF COMMON STOCK MAY BE ISSUED UNDER THE 2014 OMNIBUS PLAN?

A:

When the 2014 Omnibus Plan was originally approved in 2014, up to 6,000,000 shares of Common Stock could have been issued with respect to awards under the 2014 Omnibus Plan. In addition, any shares covered by an award under the 2014 Omnibus Plan that are forfeited or remain unpurchased or undistributed upon termination or expiration of the award may be reissued under the 2014 Omnibus Plan. As of July 22, 2019, 1,100,427 shares remain available for grant under the 2014 Omnibus Plan. If the Company’s stockholders approve the Amendment, a total of 6,100,427 shares will be available for awards under the 2014 Omnibus Plan.

Q:	HOW MANY SHARES OF COMMON STOCK MAY BE SUBJECT TO “FULL-VALUE” AWARDS?

A:

When the 2014 Omnibus Plan was originally approved in 2014, no more than 3,000,000 shares of Common Stock could have been subject to “full-value” awards under the 2014 Omnibus Plan. “Full-value” awards are restricted stock, restricted stock units, performance shares and unrestricted shares. This limitation relates solely to Common Stock issuable under the 2014 Omnibus Plan. As of July 22, 2019, 630,427 shares remain available for grant as “full-value” awards under the 2014 Omnibus Plan. Of the 5,000,000 shares to be added to the 2014 Omnibus Plan pursuant to the Amendment, up to 2,250,000 of those shares will be available for full-value awards. If the Company’s stockholders approve the Amendment, a total of 2,880,427 shares will be available for full-value awards under the 2014 Omnibus Plan.

Q:	ARE THERE LIMITS ON GRANTS TO INDIVIDUAL PARTICIPANTS?

A:

Yes. The Board of Directors believes that annual participant limitations on specific types of awards are appropriate. The maximum number of shares of Common Stock subject to option or stock appreciation rights awards that may be granted to any participant (other than non-employee Directors, for whom there is a separate, lower limit of 10,000) during any plan year is 500,000. The maximum number of shares of Common Stock subject to any full value awards (whether payable in cash or stock) that may be granted to any participant (other than non-employee Directors, for whom there is a separate, lower limit of 10,000) during any plan year is 500,000. Stock options and stock appreciation rights have an exercise price that is at least the fair market value of the shares of Common Stock subject to the award on the date of grant. Finally, the maximum dollar-denominated award that may be granted to any participant (other than non-employee Directors, for whom there is a separate, lower limit of $500,000) during any plan year is $2,500,000. Dollar-denominated awards provide for payment of an amount not determined by reference to the fair market value of shares of Common Stock. Each of these limitations apply solely to awards under the 2014 Omnibus Plan.

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PROPOSAL THREE – AMENDMENT OF 2014 OMNIBUS EQUITY AND INCENTIVE PLAN (CONTINUED)

Q:	ARE SHARES WHICH ARE NO LONGER ISSUABLE PURSUANT TO AWARDS CHARGED AGAINST THE 2014 OMNIBUS PLAN’S SHARE AND AWARD LIMITATIONS?

A:

No. Shares covered by an award that is forfeited or shares that remain unpurchased or undistributed upon termination or expiration of an award may be used for further awards to the same or other participants. However, the 2014 Omnibus Plan does not add back to the number of shares available under the 2014 Omnibus Plan any shares that are used to pay for the exercise price of an option or stock appreciation right, or any shares used to cover tax withholding obligations.

TYPES OF AWARDS

Q:	WHAT TYPES OF AWARDS MAY BE GRANTED UNDER THE 2014 OMNIBUS PLAN?

A:

The 2014 Omnibus Plan provides for several types of cash and stock-based awards. These are stock options and stock appreciation rights, shares of restricted stock, restricted stock units, performance shares, performance units and shares of unrestricted stock. In addition, dividend equivalents may also be awarded with respect to restricted stock units and performance shares. Awards may be linked to other awards (e.g., stock appreciation rights linked to options). Each award is contingent upon a participant’s execution of an award agreement prescribed by the Compensation Committee.

Q:	ARE THERE MINIMUM VESTING REQUIREMENTS FOR AWARDS GRANTED UNDER THE 2014 OMNIBUS PLAN?

A:

Generally, any award granted under the 2014 Omnibus Plan must have at least a one-year vesting or performance period. However, 5% of the shares available under the 2014 Omnibus Plan may used for awards with no minimum vesting period.

Q:	WHAT ARE PERFORMANCE SHARES?

A:

Performance shares are a right to receive a specified number of shares of Common Stock and/or a cash amount determined by reference to the fair market value of a specified number of shares of Common Stock in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Compensation Committee may determine. At the time of grant of a performance shares award, the Compensation Committee must specify the performance objectives which, depending on the extent to which they are met, will determine the value of the distribution to the participant. The Compensation Committee will also specify the time period or periods during which the performance objectives must be met (the “Performance Period”). Certain performance criteria that the Compensation Committee may use are provided in the 2014 Omnibus Plan under the definition of “Performance Measures.”

Q:	WHAT ARE PERFORMANCE UNITS?

A:

Performance units are rights to receive a specified cash amount (not determined by reference to the fair market value of a specified number of shares of Common Stock) or a number of shares with a fair market value equal to the dollar amount earned if specified performance goals and any other terms and conditions specified in the applicable award agreement are satisfied.

Q:	WHAT IS THE DIFFERENCE BETWEEN PERFORMANCE SHARES AND PERFORMANCE UNITS?

A:

The value of performance shares awards is directly related to the value of shares of Common Stock, which will fluctuate over the life of the awards. The value of performance units is established at the time of grant and is not directly related to the value of shares of Common Stock.

Q:	WHAT IS RESTRICTED STOCK?

A:

Restricted stock is an award of shares of Common Stock that are currently issued to a participant subject to forfeiture, transfer or other restrictions that will cease to apply at a future date or dates when specified conditions provided in the award agreement have been satisfied. Grants of restricted stock may be performance-based or have their restrictions lapse by the passage of time. The Compensation Committee may provide that restrictions lapse upon death, disability or retirement. Restricted stock may be issued to a participant for no consideration or for a purchase price which may be below the underlying shares’ fair market value.

Q:	WHAT ARE RESTRICTED STOCK UNITS?

A:

Restricted stock units represent a promise to issue shares of Common Stock or pay the cash equivalent to a participant in the future when specified conditions provided in the award agreement have been satisfied. The Compensation Committee may provide that restricted stock unit awards vest upon death, disability or retirement.

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PROPOSAL THREE – AMENDMENT OF 2014 OMNIBUS EQUITY AND INCENTIVE PLAN (CONTINUED)

Q:	WHAT IS THE DIFFERENCE BETWEEN RESTRICTED STOCK AND RESTRICTED STOCK UNITS?

A:

Unlike restricted stock, restricted stock units do not provide the participant-holder with the rights of a stockholder prior to lapse of the restrictions. Thus, recipients of restricted stock awards have stockholder rights while recipients of restricted stock unit awards do not. However, if a grant of restricted stock is performance-based, any dividends issued with respect to the shares will be deferred and paid contingently upon the achievement of the underlying performance goals.

Q:	WHAT ARE DIVIDEND EQUIVALENTS?

A:

Dividend equivalents are rights to be paid an amount equal to the dividends paid on a specified number of shares of Common Stock. Dividend equivalents are based on the number of shares of Common Stock subject to an award (other than stock options or stock appreciation rights) under the 2014 Omnibus Plan. For any awards that are performance-based, any dividend equivalents associated with the award will be deferred and paid contingently upon achievement of the award’s underlying performance goals. Dividend equivalents may not be awarded with respect to stock options or stock appreciation rights.

Q:	WHAT TYPES OF STOCK OPTIONS MAY BE AWARDED?

A:

Incentive stock options (“ISOs”) and nonqualified stock options (“NQSOs”). ISOs are intended to meet the requirements for favorable tax treatment under Section 422 of the Code. NQSOs are stock options that do not meet those requirements.

Q:	DO ANY SPECIAL RESTRICTIONS APPLY TO INCENTIVE STOCK OPTIONS?

A:

Yes. An ISO may only be granted to employees (including officers and Directors who are also employees) of the Company or a “subsidiary corporation” as defined in the Code. No ISO may be exercisable on or after the 10th anniversary of the date of grant, nor may any ISO be granted on or after October 10, 2024, the tenth anniversary of the effective date of the 2014 Omnibus Plan. The exercise price of an ISO cannot be less than the fair market value of the underlying stock on the date of grant, which generally means the last closing price of the stock as reported on the NYSE on the date of grant. If an ISO is granted to a participant who owns, at the time of grant, in excess of 10% of the total outstanding shares of Common Stock of the Company, the exercise price of the ISO must be at least 110% of the fair market value of the underlying stock on the date of grant and the term of the ISO cannot be longer than five years from the date of grant. The total fair market value of shares subject to ISOs which are exercisable for the first time by any participant in any given calendar year (under any plan of the Company and related companies) cannot exceed $100,000 (valued as of the date of grant). No ISO may be exercisable more than three months following termination of employment for any reason other than death or disability, nor more than one year with respect to disability terminations, or such option will no longer qualify as an ISO and will therefore be treated as an NQSO. ISOs are also non-transferable in accordance with the provisions of the Code.

Q:	HOW IS THE EXERCISE PRICE OF STOCK OPTIONS DETERMINED?

A:

For ISOs and NQSOs, the exercise price will not be less than the fair market value of a share of Common Stock on the date the option is granted multiplied by the number of shares subject to the option. The exercise price of ISOs granted to individuals with at least a 10% voting interest in the Company or related companies will be 110% of such exercise price. As of August 9, 2019, the fair market value of a share of the Company’s Common Stock was $68.39.

Q:	WHEN ARE STOCK OPTIONS EXERCISABLE?

A:

Stock options are exercisable at such time or times provided in the applicable award agreement but, in any event, before their expiration or termination. A performance-based stock option may provide that it will become exercisable, if at all, only upon achievement of one or more performance goals. The Compensation Committee may provide that a stock option becomes exercisable upon death, disability or retirement.

Q:	WHEN DOES AN OPTION TERMINATE?

A:

The 2014 Omnibus Plan provides that options shall not have a term of more than ten years (five years for ISOs granted to individuals with at least a 10% voting interest in the Company or related companies). The Compensation Committee may impose a shorter term under the applicable award agreement.

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PROPOSAL THREE – AMENDMENT OF 2014 OMNIBUS EQUITY AND INCENTIVE PLAN (CONTINUED)

Q:	WHAT IS A STOCK APPRECIATION RIGHT?

A:

A Stock Appreciation Right (“SAR”) may be free-standing or supplemental to a stock option. Upon exercise, the holder of a SAR is entitled to the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the exercise price multiplied by the number of SARs exercised. The exercise price of a SAR is the fair market value of a share of common stock on the date of grant unless the Compensation Committee specified a higher exercise price when the SARs were granted. If a supplemental SAR is granted, the holder of the SAR is entitled to an amount under the SAR in addition to the proceeds of the stock option provided that the holder purchases shares under the stock option.

Q:	WHEN DO SARs TERMINATE?

A:

The 2014 Omnibus Plan provides that the Compensation Committee will impose an expiration date under the applicable SAR award agreement. Freestanding SARs have a maximum term of ten years, and Affiliated SARs and Tandem SARs are subject to the maximum ten-year term of the associated option.

Q:	WHAT FORM OF PAYMENT IS REQUIRED WHEN A STOCK APPRECIATION RIGHT IS EXERCISED?

A:	Upon exercise, interests in SARs may be distributed in cash, shares of Common Stock or a combination of the two, as the Compensation Committee may determine.

PARTICIPANT RIGHTS

Q:	DO PARTICIPANTS HAVE STOCKHOLDER RIGHTS?

A:

Recipients of restricted stock will ordinarily have stockholder rights, including dividend and voting rights, except, with respect to performance-based restricted stock, any dividends for such shares will be deferred and paid contingently upon the achievement of the underlying performance measures. Recipients of restricted stock unit awards, performance shares, performance unit awards, SARs and options ordinarily will not have stockholder rights unless and until shares of Common Stock are distributed to the recipient pursuant to those awards.

Q:	MAY PARTICIPANTS TRANSFER THEIR 2014 OMNIBUS PLAN INTERESTS?

A:

Generally, no. All awards are non-transferable and may be exercised only by the grantee and may not be transferred other than by will, by the laws of descent and distribution or by beneficiary designation. Non-transferable awards are exercisable during a participant’s lifetime only by the participant or, as permitted by applicable law, the participant’s guardian or other legal representative. Other than pursuant to a permitted transfer, no award may be assigned, pledged, hypothecated or otherwise alienated or encumbered (whether by operation of law or otherwise) and any attempts to do so will be null and void.

Q:	WHAT HAPPENS TO AWARDS UPON TERMINATION OF EMPLOYMENT?

A:

Generally, awards are forfeited upon a participant’s termination of employment. However, the Compensation Committee has discretion to provide otherwise that: (1) awards become non-forfeitable, fully-earned and payable; and (2) stock options and SARs become exercisable, on the date of termination of employment or as a result of a specific event of termination of employment such as retirement, death or disability.

IMPACT OF MAJOR CORPORATE EVENTS

Q:	WHAT HAPPENS IF THERE IS A CHANGE IN THE COMPANY’S CAPITAL STRUCTURE?

A:

The 2014 Omnibus Plan provides that in the event of any change in the shares of Common Stock by virtue of a stock dividend, stock split or consolidation, reorganization, merger, spinoff, extraordinary dividend, or similar transaction, the Compensation Committee will, as it deems appropriate, adjust (i) the aggregate number and kind of shares available for awards, (ii) the number and kind of shares subject to an award, (iii) the number of shares available for certain awards under the individual and plan limits set forth in the plan and (iv) the terms of the award, including its exercise price, to prevent the dilution of shares or the diminution of the awards. Moreover, in the event of any such transaction or event or in the event of a change in control of the Company, the Compensation Committee may provide in substitution for any or all outstanding awards under the 2014 Omnibus Plan such alternative consideration (including cash) that it may determine to be equitable in the circumstances and may require the surrender of the replaced awards in a manner that complies with Section 409A of

61

PROPOSAL THREE – AMENDMENT OF 2014 OMNIBUS EQUITY AND INCENTIVE PLAN (CONTINUED)

the Code. In addition, for each stock option or stock appreciation right with an exercise price greater than the consideration offered in connection with any change in control event, the Compensation Committee may elect to cancel such stock option or stock appreciation right without any payment to the award’s holder.

Q:	WHAT HAPPENS IF THERE IS A CHANGE IN CONTROL OF THE COMPANY?

A:

The treatment of outstanding awards upon a change in control would depend on whether or not the Company remains the surviving entity following the change in control. In general, a change in control will be deemed to have occurred under the 2014 Omnibus Plan if: (i) the Company consummates a reorganization, merger or consolidation resulting in a substantial change in ownership of 50% or more of the voting power of the Company; (ii) the Company consummates a sale of all or substantially all of its assets; (iii) a person or group acquires 25% or more of the voting power of the Company in the election of Directors (excluding certain purchases by the Company, its affiliates or its benefit plans); or (iv) the Company experiences a turn-over (not approved by at least two-thirds of the Company’s Directors) of a majority of its Directors during a two-year period.

Upon the occurrence of a change in control, if the Company is the surviving entity, any awards made to a participant under the 2014 Omnibus Plan will continue to vest and become exercisable in accordance with the terms of the original grant unless, during the two-year period commencing on the date of the change in control, the participant’s employment is involuntarily terminated by the Company for reasons other than for “cause” (as defined in the 2014 Omnibus Plan) or the participant terminates his or her employment for “good reason” (as defined in the 2014 Omnibus Plan) (a so-called “double trigger”). If a participant’s employment is terminated under such circumstances, any outstanding stock options and stock appreciation rights will become fully vested and exercisable, any restrictions that apply to awards made pursuant to the 2014 Omnibus Plan will lapse, and any awards that are subject to performance goals will immediately be earned or vested and will become immediately payable (unless prohibited by Section 409A of the Code) in accordance with their terms as if all of the performance goals have been achieved at their target levels as of the date of termination.

Upon the occurrence of a change in control, if the Company is not the surviving entity, any awards made under the 2014 Omnibus Plan will become fully vested and exercisable on the date of the change in control or will immediately vest and become immediately payable (unless prohibited by Section 409A of the Code) in accordance with their terms as if all of the applicable performance goals have been achieved at their target levels, and any restrictions that apply to such awards will lapse.

If the Company is not the surviving entity following a change in control, for each outstanding stock option and stock appreciation right, the holder will receive a payment equal to the difference between the consideration received by holders of shares of Common Stock in the change in control transaction and the exercise price of the applicable stock option or stock appreciation right, if such difference is positive. Any stock options or stock appreciation rights with an exercise price that is higher than the per share consideration received by holders of shares of Common Stock in connection with the change in control transaction will be canceled for no additional consideration.

If the Company is not the surviving entity following a change in control, for each outstanding award of restricted stock, restricted stock units, performance shares or performance units, the holder of those awards will receive the consideration that he or she would have received in the change in control transaction had he or she been a holder of the number of shares of Common Stock equal to the number of restricted stock units and/or shares of restricted stock covered by the award and the number of shares of Common Stock payable for awards subject to performance goals (as if achieved at target levels).

If the payment or benefit underlying an award constitutes a deferral of compensation under Section 409A of the Code, then the payment or delivery will be made on the date of payment or delivery originally provided for such payment or benefit in the applicable award agreement.

FEDERAL TAXATION

Q:	WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF AWARDS FOR THE COMPANY AND PARTICIPANTS?

A:

The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to participants and the Company should generally be as set forth in the following summary. This summary only addresses income tax consequences for participants and the Company.

Tax withholding requirements may be satisfied on a mandatory or elective basis, as determined by the Compensation Committee. With respect to cash distributions, the Company will withhold up to the minimum required federal, state and

62

PROPOSAL THREE – AMENDMENT OF 2014 OMNIBUS EQUITY AND INCENTIVE PLAN (CONTINUED)

local withholding taxes, including payroll taxes. With respect to stock distributions, the Company will sell the fewest number of shares necessary for the proceeds to equal the minimum required federal, state and local income tax liability arising from the distributions.

There are no federal income tax consequences to a participant or the Company upon the grant of stock options and SARs. When an NQSO or SAR is exercised, the participant realizes taxable compensation (ordinary income) at that time equal to, for an NQSO, the difference between the aggregate option exercise price and the fair market value of the stock on the date of exercise and, for an SAR, the aggregate amount of cash and fair market value of any shares received upon exercise. The Company is entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income. Upon the exercise of an NQSO or SAR, the 2014 Omnibus Plan requires the participant to pay to the Company any amount necessary to satisfy applicable federal, state or local tax withholding requirements. The participant’s tax treatment upon a disposition of shares acquired through the exercise of an NQSO is dependent upon the length of time the shares have been held. Upon the exercise of an ISO, a participant recognizes no immediate taxable income, except that the excess of the fair market value of the shares acquired over the option exercise price will constitute a tax preference item for the purpose of computing the participant’s alternative minimum tax liability. Income recognition is deferred until the shares acquired are disposed of. The gain realized upon the participant’s disposition of shares acquired under an ISO will be treated as long-term capital gain if the minimum holding period is met (two years from the date of grant and one year from the date of exercise), but otherwise will be treated as ordinary income in an amount determined under the applicable tax rules. There is no tax deduction for the Company when an ISO is exercised and the participant is eligible for capital gain tax treatment. If the minimum holding period is not met for capital gain tax treatment, the participant will realize ordinary income and the Company will be entitled to a deduction as described above for NQSOs.

Generally, no taxes are due upon a grant of restricted stock, restricted stock units, performance shares or performance units. An award of restricted stock or performance shares becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Income tax is paid at ordinary income rates on the value of the restricted stock or performance shares when the restrictions lapse, and then at capital gain rates with respect to any further gain (or loss) when the shares are sold. In the case of restricted stock units and performance units, the participant has taxable ordinary income upon receipt of payment. In all cases, the Company has a tax deduction when the participant recognizes ordinary income subject to other applicable limitations and restrictions. The taxation of restricted stock may be accelerated by an “83(b) election” under Section 83 of the Code, if permitted by the applicable agreement. At the present time, it is the Company’s practice not to allow 83(b) elections and it is currently anticipated that the applicable grant documents will preclude grantees from making an 83(b) election.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m). In the case of grants of incentive stock options, the Company does not receive an income tax deduction, provided that the employee disposes of the shares after the required holding period.

NEW PLAN BENEFITS

Following the approval and adoption of the Amendment, grants of restricted stock in an amount equal to approximately $140,000 per Director, representing the equity component of each Director’s annual compensation, may be granted on an annual basis to each of the Directors (other than Mr. Sullivan, who does not receive any additional compensation for his service as a Director) under the 2014 Omnibus Plan. See “Director Compensation.” For other recipients of awards under the 2014 Omnibus Plan, it is not possible to determine specific amounts and types of awards that may be awarded in the future under the 2014 Omnibus Plan because the grant and actual pay-out of awards under the 2014 Omnibus Plan are discretionary.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE APPROVAL AND ADOPTION OF THE AMENDMENT OF

THE RPM INTERNATIONAL INC. 2014 OMNIBUS EQUITY AND INCENTIVE PLAN.

63

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for the current year. The Board of Directors recommends ratification of the Audit Committee’s appointment of Deloitte & Touche LLP.

The selection of Deloitte & Touche LLP as our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. The Sarbanes-Oxley Act of 2002 requires that the Audit Committee be directly responsible for the appointment, compensation and oversight of our independent auditors. If our stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain Deloitte & Touche LLP, and may retain that firm or another firm without re-submitting the matter to our stockholders. Even if our stockholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the interests of our stockholders. The affirmative vote of a majority of the shares voting on this proposal is required for ratification.

A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. The representative will be given an opportunity to make a statement if desired, and will be available to respond to stockholder questions.

Our Board of Directors unanimously recommends a vote FOR Proposal Four to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2020.

The decision to engage Deloitte & Touche LLP was made by the Company’s Audit Committee.

Independent Registered Public Accounting Firm Services and Related Fee Arrangements

During the fiscal years ended May 31, 2019 and 2018, various audit services and non-audit services were provided to the Company by Deloitte & Touche LLP. Set forth below are the aggregate fees billed for these services, all of which were pre-approved by the Audit Committee, for the last two fiscal years:

	May 31,

	2019	2018
Audit Fees	$6,967,557	$7,084,000
Audit-Related Fees	199,205	170,000
Tax Services	162,571	92,000
All Other Fees	57,776	106,000
Total Fees	$7,387,109	$7,452,000

Audit Fees: The aggregate fees billed for professional services rendered for the audit of the Company’s financial statements and various statutory audits around the world for the fiscal years ended May 31, 2019 and 2018 and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal years ended May 31, 2019 and 2018 were $6,967,557 and $7,084,000, respectively.

Audit-Related Fees: The aggregate fees relating primarily to audit-related services for the Company’s sale of senior notes, and financial statement review for a domestic subsidiary, billed by Deloitte & Touche LLP were $199,205 and $170,000 for the fiscal years ended May 31, 2019 and 2018, respectively.

Tax Fees: The aggregate fees relating to tax compliance, advice and planning billed by Deloitte & Touche LLP were $162,571 and $92,000 for the fiscal years ended May 31, 2019 and 2018, respectively.

All Other Fees: All other fees of $57,776 and $106,000 billed by Deloitte & Touche LLP for the fiscal years ended May 31, 2019 and 2018, respectively, pertain to non-audit related services provided to assess certain strategic activities contemplated by the Company.

64

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF

DIRECTORS

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the Company’s internal audit function and independent registered public accounting firm. The Audit Committee’s activities are governed by a written charter adopted by the Board of Directors. Among other responsibilities specified in the charter, the Audit Committee has the sole authority to appoint, retain and where appropriate, terminate, the Company’s independent registered public accounting firm. The Audit Committee is also directly responsible for, among other things, the evaluation, compensation and oversight of the work of the Company’s independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. In addition, the Audit Committee must pre-approve all audit and permitted non-audit services performed by the Company’s independent registered public accounting firm. It is not the duty of the Audit Committee to plan or conduct audits or determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent registered public accounting firm.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2019 Annual Report on Form 10-K with the Company’s management and Deloitte & Touche LLP, the independent registered public accounting firm for fiscal 2019.

The Audit Committee discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” as adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee has discussed with Deloitte & Touche LLP the auditor’s independence from the Company and its management, including the matters in the written disclosures and the letter from Deloitte & Touche LLP pursuant to the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee regarding independence, which the Company has received.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2019, for filing with the Securities and Exchange Commission.

The Audit Committee has determined that the rendering of the non-audit services by Deloitte & Touche LLP was compatible with maintaining the auditor’s independence.

As described above under the heading “Proposal Four – Ratification of Appointment of Independent Registered Public Accounting Firm,” the Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2020 and is seeking ratification of the appointment at the Annual Meeting.

Submitted by the Audit Committee of the Board of Directors as of July 18, 2019.

Salvatore D. Fazzolari, Chairman

Kirkland B. Andrews

Jenniffer D. Deckard

Julie A. Lagacy

65

STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Any stockholder proposal intended to be presented at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) must be received by the Company’s Secretary at its principal executive offices no later than April 29, 2020 for inclusion in the Board of Directors’ Proxy Statement and form of Proxy relating to the 2020 Annual Meeting. Each proposal submitted must be accompanied by the name and address of the stockholder submitting the proposal and the number of shares of Common Stock owned. If the proponent is not a stockholder of record, proof of beneficial ownership also must be submitted. All proposals must be a proper subject for action and comply with the Proxy Rules of the Commission.

In addition, in accordance with the By-Laws, if a stockholder intends to present a proposal (including with respect to Director nominations) at the 2020 Annual Meeting without the inclusion of that proposal in the Company’s proxy materials for the 2020 Annual Meeting, that stockholder must deliver the proposal, along with all information relating to the proposal required by the By-Laws, to the Company’s Secretary so that it is received no earlier than the close of business on June 5, 2020 and no later than the close of business on July 5, 2020. If not submitted within this timeframe and containing the required information in accordance with the By-Laws, the notice would be considered untimely.

If, however, the date of the 2020 Annual Meeting is more than 30 days before or more than 60 days after the first anniversary of this year’s Annual Meeting, notice by the stockholder to be timely must be delivered no earlier than the close of business on the 120th day prior to the date of the 2020 Annual Meeting and no later than the close of business on the later of the 90th day prior to the date of the 2020 Annual Meeting or, if the first public announcement of the date of the 2020 Annual Meeting is less than 100 days prior to the date of the 2020 Annual Meeting, the 10th day following the day on which public announcement of the date of the 2020 Annual Meeting is first made by the Company.

66

OTHER MATTERS

The Board of Directors is not aware of any matter to come before the Annual Meeting other than the election of Directors and those other matters mentioned in the accompanying Notice. However, if other matters shall properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Commission pursuant to Rule 13a-1 under the Exchange Act for the Company’s most recent fiscal year. Requests from beneficial owners of the Company’s voting securities must set forth a good-faith representation that as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for the Annual Report on Form 10-K should be directed to:

Secretary

RPM International Inc.

P.O. Box 777

Medina, Ohio 44258

You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States. You may also vote via the Internet at www.proxyvote.com or by phone at 1-800-690-6903. Please refer to the Proxy for more details about how you may vote.

By Order of the Board of Directors.

Edward W. Moore

Secretary

August 27, 2019

67

APPENDIX A

Adjustments to

Net Income and Earnings Per Share

for Fiscal 2019 and Fiscal 2018

Fiscal 2018 adjusted net income of $353.8 million and adjusted earnings per share of $2.62 exclude (i) charges of $4.2 million related to the decision to exit Flowcrete China with a $0.03 impact on diluted earnings per share; (ii) a pretax charge of $17.5 million ($12.1 million after-tax) for restructuring expense incurred during the fourth quarter of fiscal 2018 with a $0.09 impact on diluted earnings per share; (iii) pretax charges of $37.7 million ($25.8 million after-tax) for inventory-related charges associated with product line and SKU rationalization and related obsolete inventory identification at our Consumer Segment and inventory write-offs in connection with restructuring activities at our Industrial Segment, with a $0.19 impact on diluted earnings per share; (iv) charges of $1.5 million ($1.0 million after-tax) related to professional fees incurred during the fourth quarter of fiscal 2018 in connection with the negotiation of a cooperation agreement, with a $0.01 impact on diluted earnings per share; (v) charges of $1.4 million ($1.0 million after-tax) for implementation costs associated with an ERP consolidation plan incurred during the fourth quarter of fiscal 2018 by our Specialty Segment, with a $0.01 impact on diluted earnings per share; (vi) pretax investment gains of $10.1 million ($10.0 million after-tax) resulting from realized net gains and losses on sales of investments, with a ($0.08) impact on diluted earnings per share; and (vii) an adjustment to tax expense for $18.1 million for a discrete tax adjustment related to a foreign legal entity realignment and corresponding tax planning strategy, with a ($0.13) impact on diluted earnings per share.

Fiscal 2019 adjusted net income of $360.7 million and adjusted earnings per share of $2.71 exclude (i) a pretax charge of $20.0 million ($16.7 million after-tax) resulting from more proactive management of inventory, partially offset by a true-up of prior year inventory write-offs at our Consumer Segment and charges related to restructuring activities at our Industrial Segment, with a $0.12 impact on diluted earnings per share; (ii) a pretax charge of $42.3 million ($32.5 million after-tax) for restructuring expense, with a $0.23 impact on diluted earnings per share; (iii) a pretax charge of $5.4 million ($4.3 million after-tax) resulting from accelerated depreciation related to the shortened useful lives of facilities currently operating, but in the process of being prepared for closure, with a $0.03 impact on diluted earnings per share; (iv) a pretax charge of $6.4 million ($6.3 million after-tax) of expense reflecting the net increase in allowance for doubtful accounts deemed uncollectible as a result of a change in market and leadership strategy, with a $0.05 impact on diluted earnings per share; (v) a pretax charge of $6.4 million ($4.8 million after-tax) associated with the implementation of an ERP consolidation plan, with a $0.04 impact on diluted earnings per share; (vi) a pretax charge of $25.9 million ($19.9 million after-tax) related to professional fees in connection with our restructuring plan, with a $0.15 impact on diluted earnings per share; (vii) a pretax charge of $3.0 million ($2.2 million after-tax) related to fiscal 2019 acquisitions, including inventory disposals and step-ups recorded in gross profit and acquisition-related professional fees recorded in SG&A, with a $0.03 impact on diluted earnings per share; (viii) a pretax charge of $0.9 million ($0.7 million after-tax) of losses resulting from the redemption of our convertible notes incurred during the second quarter of fiscal 2019, having no effect on diluted earnings per share; (ix) a pretax charge of $2.4 million ($1.8 million after-tax) of fair value adjustments to contingent earnout obligations recorded during fiscal 2019 with a $0.01 impact on diluted earnings per share; (x) a pretax charge of $0.5 million ($0.4 million after-tax) associated with a change in ownership of a business in South Africa, as required by local legislation in order to qualify for doing business in South Africa, having no effect on diluted earnings per share; (xi) a pretax charge of $10.5 million ($7.8 million after-tax) related to unusual compensation costs recorded resulting from executive departures unrelated to our 2020 MAP to Growth initiatives, including equity compensation and severance expense, with a $0.06 impact on diluted earnings per share; (xii) pretax investment losses of $7.6 million ($7.7 million after-tax) resulting from realized net gains and losses on sales of investments and unrealized net gains and losses on equity securities pursuant to new accounting rules beginning in fiscal 2019, which are adjusted due to their inherent volatility, with a $0.06 impact on diluted earnings per share; and (xiii) an adjustment to tax expense for ($10.0) million for U.S. tax reform with a ($0.08) impact on diluted earnings per share.

See our Annual Report to Stockholders, which can be found on our website at www.rpminc.com, for more information about these adjustments. The Compensation Committee considered our fiscal 2019 operating results, including our adjusted net income and our adjusted earnings per share, in connection with its compensation decisions.

A-1

APPENDIX B

RPM INTERNATIONAL INC.

AMENDED AND RESTATED

2014 OMNIBUS EQUITY AND INCENTIVE PLAN

ARTICLE I.

PURPOSE AND DURATION

Section 1.01. Establishment of the Plan. RPM International Inc., a Delaware corporation, hereby establishes an equity-based compensation plan, to be known as the RPM International Inc. Amended and Restated 2014 Omnibus Equity and Incentive Plan (the “Plan”). The RPM International Inc. 2014 Omnibus Equity and Incentive Plan was approved by the Company’s shareholders on October 9, 2014, and an amendment to the Plan was subsequently approved by the Company’s shareholders on October 4, 2018. This Plan was adopted by the Company’s Board on July 19, 2019, contingent upon shareholder approval.

Section 1.02. Purposes of the Plan. The purposes of the Plan are to further the growth and financial success of the Company and its Affiliates by aligning the interests of Participants more closely with the interests of the Company’s shareholders and to provide Participants with an additional incentive to excel in performing services for the Company and its Affiliates. The Plan is further intended to provide flexibility to the Company and its Affiliates in attracting, motivating, and retaining key employees and directors. To achieve these objectives, the Plan provides for the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and unrestricted Shares.

ARTICLE II.

DEFINITIONS AND RULES OF INTERPRETATION

Section 2.01. Definitions. For purposes of the Plan, the following words and phrases shall have the following meanings, unless a different meaning is plainly required by the context:

(a)	“2004 Plan” means the RPM International Inc. Amended and Restated 2004 Omnibus Equity and Incentive Plan.

(b)	“Act” or “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

(c)

“Affiliate” means any corporation or any other entity (including, but not limited to, a partnership, limited liability company, joint venture, or Subsidiary) controlling, controlled by, or under common control with the Company.

(d)	“Affiliated SAR” means an SAR that is granted in connection with a related Option and is deemed to be exercised at the same time as the related Option is exercised.

(e)	“Aggregate Share Limit” has the meaning specified in Section 4.01(a).

(f)

“Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, shares of Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or unrestricted Shares.

(g)	“Award Agreement” means the written agreement that sets forth the terms and conditions applicable to an Award.

(h)	“Board” or “Board of Directors” means the Company’s Board of Directors, as constituted from time to time.

(i)

“Cashless Exercise” means, if there is a public market for the Shares, the payment of the Exercise Price for Options through a same day sale commitment from the Participant and a FINRA member firm, whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay the Exercise Price, and whereby the FINRA member firm irrevocably commits upon receipt of such stock to forward the Exercise Price directly to the Company.

(j)

“Cause” means the occurrence of any of the following events that occurs within the two-year period following a Change in Control: (i) Participant’s commission of a felony or any crime of moral turpitude; (ii) Participant’s willful conduct that is reasonably likely to materially impair the reputation of the Company or its Affiliates; (iii) Participant’s fraud, misappropriation or embezzlement of any business opportunity, funds or property of the Company or its Affiliates (whether attempted or actual); (iv) Participant’s breach of an agreement with the Company or one of its Affiliates, failure to adhere to a written rule or policy of the Company or one of its Affiliates, or failure to carry out, or comply with, in any material respect, any clear and reasonably attainable directive made in good faith; provided, however, that if such breach or failure described in clause

B-1

APPENDIX B (CONTINUED)

(iv) is reasonably susceptible to cure, the Company or its Affiliate shall notify Participant in writing of the acts believed to constitute such breach or failure, and if Participant corrects or remedies such acts within fifteen (15) business days after such notice is given, then such breach or failure shall not be deemed to be “Cause” hereunder; or (v) Participant’s voluntary resignation or other termination of employment or service effected by Participant under circumstances in which the Company could effect such termination with Cause pursuant to this Plan.

(k)	“Change in Control” has the meaning specified in Section 14.01.

(l)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(m)	“Committee” means the Compensation Committee of the Board or such other committee appointed by the Board that complies with Section 3.01 to administer the Plan.

(n)	“Company” means RPM International Inc., a Delaware corporation, and any successor thereto.

(o)	“Director” means any individual who is a member of the Board of Directors.

(p)	“Effective Date” means October 9, 2014, which is the date on which the Company’s stockholders initially approved the Plan.

(q)

“Employee” means an officer or key employee of the Company or an Affiliate, a leased employee or an individual who provides services for the Company or any Affiliate that is substantially similar to services an employee would provide.

(r)

“Exercise Price” means, (i) with respect to an Option, the price at which a Share may be purchased by a Participant pursuant to the exercise of such Option; and (ii) with respect to a SAR, the base amount of such SAR.

(s)

“Fair Market Value” means, with respect to a Share as of a particular date, the per share closing price for the Shares on such date, as reported by the principal exchange or market over which the Shares are then listed or regularly traded. If the Shares are not traded over the applicable exchange or market on the date as of which the determination of Fair Market Value is made, “Fair Market Value” means the per share closing price for the Shares on the most recent preceding date on which the Shares were traded over such exchange or market. If the Shares are not traded on any national securities exchange or market, the “Fair Market Value” of a Share shall be determined by the Committee in a reasonable manner pursuant to a reasonable valuation method. Notwithstanding anything to the contrary in the foregoing, as of any date, the “Fair Market Value” of a Share shall be determined in a manner consistent with avoiding adverse tax consequences under Code Section 409A and, with respect to an Incentive Stock Option, in the manner required by Code Section 422.

(t)	“FINRA” means the Financial Industry Regulatory Authority.

(u)	“Fiscal Year” means the annual accounting period of the Company.

(v)	“Freestanding SAR” means an SAR that is granted independently of any Option.

(w)

“Grant Date” means the date specified by the Committee or the Board, or a delegate of the Committee or the Board, on which a grant of an Award under this Plan will become effective, which date will not be earlier than the date on which the Committee or the Board, or a delegate of the Committee or the Board, takes action with respect thereto.

(x)	“Good Reason” means the occurrence of one or more of the following events within the two-year period following a Change in Control:

(i)

a significant reduction in the nature or scope of the title, authority or responsibilities of the Participant from those held by the Participant immediately prior to the Change in Control or a relocation of the Participant’s primary place of employment to a new location that is greater than twenty-five (25) miles from the location immediately prior to the Change in Control;

(ii)

a reduction in the Participant’s (a) annual base salary from the amount in effect on the date of the Change in Control, or (b) annual cash incentive compensation from the amount of the Participant’s annual cash incentive compensation earned for the fiscal year preceding the fiscal year in which the Participant’s termination of employment occurs, unless such reduction results solely from the Company’s results of operations;

(iii)

the failure by the Company to offer to the Participant an economic value of benefits reasonably comparable to the economic value of benefits under the benefit plans in which the Participant participates at the time of the Change in Control;

B-2

APPENDIX B (CONTINUED)

(iv)

the failure by the Company to comply with and satisfy Section 15.08 of this Plan, relating to the assumption of this Plan and the Company’s obligations hereunder by any successor entity, or any other action or inaction that constitutes a material breach by the Company of this Plan, any Award Agreement or any other agreement under which the Participant provides his or her services to the Company; or

(v)

the Company materially changes its strategic direction, which shall be deemed to occur in the event of (a) any material change in the Company’s group operating structure from that in place immediately prior to the Change in Control; (b) any sale, liquidation, or other disposition or discontinuation of any business or businesses that represent, individually or in the aggregate, greater than 20% of the Company’s revenue, income from operations or cash flow during the most recent fiscal year completed prior to the Change in Control; or (c) any material change in the principal methods of sourcing raw materials for, manufacturing of, or methods of distribution with respect to, products that represent, individually or in the aggregate, greater than 20% of the Company’s revenue, income from operations or cash flow during the most recent fiscal year completed prior to the Change in Control.

(y)	“Incentive Stock Option” means an option to purchase Shares that is granted pursuant to the Plan, is designated as an “incentive stock option,” and satisfies the requirements of Code Section 422.

(z)	“Nonemployee Director” means a Director who is not an Employee.

(aa)	“Nonqualified Stock Option” means an option to purchase Shares that is granted pursuant to the Plan and is not an Incentive Stock Option.

(bb)	“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(cc)	“Option Period” means the period during which an Option is exercisable in accordance with the applicable Award Agreement and Article VI.

(dd)	“Participant” means an Employee to whom an Award has been granted.

(ee)	“Performance Award” means an Award under which the amount payable to a Participant (if any) is contingent on the achievement of pre-established Performance Targets during the Performance Period.

(ff)

“Performance Measures” means, with respect to a Performance Award, the objective factors used to determine the amount (if any) payable pursuant to the Award. “Performance Measures” shall be based on any of the factors listed below, alone or in combination, as determined by the Committee. Such factors may be applied (i) on a corporate-wide or business-unit basis, (ii) including or excluding one or more Affiliates or Subsidiaries, (iii) in comparison with plan, budget, or prior performance, and/or (iv) on an absolute basis or in comparison with peer-group performance. The factors that may be used as Performance Measures are:

(i)

Profits (e.g., operating income; earnings; earnings before interest, taxes, depreciation, and amortization (“EBITDA”); earnings before taxes; net income; earnings per share; residual or economic earnings; economic profit; performance profit (operating income minus an allocated charge approximating the Company’s cost of capital));

(ii)

Cash Flow (e.g., free cash flow; free cash flow with or without specific capital expenditure target or range; including or excluding divestments and/or acquisitions; total cash flow; cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

(iii)	Returns (e.g., profits or cash flow returns on: assets, invested capital, net capital employed, and stockholders’ equity);

(iv)	Working Capital (e.g., working capital divided by sales; days’ sales outstanding; days’ sales inventory; and days’ sales in payables);

(v)	Profit Margins (e.g., Profits divided by revenues; gross margins and material margins divided by revenues; and material margin divided by sales pounds);

(vi)	Liquidity Measures (e.g., debt-to-capital; debt-to-EBITDA; total debt ratio);

B-3

APPENDIX B (CONTINUED)

(vii)

Sales Growth, Gross Margin Growth, Cost Initiative and Stock Price Metrics (e.g., revenues, revenue growth; revenue growth outside the United States; gross margin and gross margin growth; material margin and material margin growth; stock price appreciation; total return to shareholders; sales and administrative costs divided by sales; and sales and administrative costs divided by profits); and

(viii)

Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development; strategic partnering; research and development; vitality index; market penetration; geographic business expansion goals, cost targets; customer satisfaction; employee satisfaction; management of employment practices and employee benefits; supervision of litigation and information technology; and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

If more than one Performance Measure is selected by the Committee for a Plan Year, the Performance Measures will be weighted by the Committee to reflect their relative importance to the Company in the applicable Plan Year. Performance Measures may differ from Participant to Participant and from Award to Award.

In establishing Performance Measures, the Committee may provide that any financial factor will be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) or will be adjusted to exclude any or all GAAP or non-GAAP items.

(gg)	“Performance Period” means the period of time during which Performance Targets must be achieved with respect to an Award, as established by the Committee.

(hh)	“Performance Share” means an Award granted to a Participant pursuant to Section 10.01, the initial value of which is equal to the Fair Market Value of a Share on the Grant Date.

(ii)

“Performance Targets” means, with respect to a Performance Award for a Performance Period, the objective performance under the Performance Measures for that Performance Period that will result in payments under the Performance Award. Performance Targets may differ from Participant to Participant and Award to Award.

The Committee may, in its sole discretion, appropriately adjust the Performance Targets or the manner in which performance will be measured against the Performance Targets based upon the occurrence of a qualifying event selected by the Committee in its discretion that occurs during the Performance Period. Such events may include: acquisition related charges; litigation, claim judgments, settlements or tax settlements; changes in tax law; changes in accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; gains or losses from discontinued operations; consolidated operating results attributable to acquisitions; and any extraordinary non-recurring items as described in GAAP and/or in management’s discussion and analysis of financial condition and results of operations appearing in the annual report to stockholders for the applicable year.

(jj)	“Performance Unit” means an Award granted to a Participant pursuant to Section 10.01, the initial value of which is established by the Committee on or before the Grant Date.

(kk)	“Period of Restriction” means the period during which a Share of Restricted Stock is subject to restrictions and a substantial risk of forfeiture.

(ll)	“Plan” means the RPM International Inc. Amended and Restated 2014 Omnibus Equity and Incentive Plan, as set out in this instrument and as amended from time to time.

(mm)	“Restricted Stock” means an Award granted to a Participant pursuant to Section 8.01.

(nn)	“Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 9.01 and represents the right of the Participant to receive Shares or cash at the end of the specified period.

(oo)	“Rule 16b-3” means Rule 16b-3 under the 1934 Act and any future rule or regulation amending, supplementing, or superseding such rule.

(pp)	“Section 16 Person” means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions that involve equity securities of the Company.

B-4

APPENDIX B (CONTINUED)

(qq)

“Shares” means the whole shares of issued and outstanding regular voting shares of common stock, par value $0.01 per share, of the Company, whether presently or hereafter issued and outstanding, and any other stock or securities resulting from adjustment thereof as provided in 4.04, or the stock of any successor to the Company that is so designated for the purposes of the Plan.

(rr)

“Spread” means (i) with respect to a free-standing SAR, the excess of the Fair Market Value per Share on the date when a SAR is exercised over the Exercise Price provided for in the related Award Agreement; or (ii) with respect to a tandem SAR, the excess of the Fair Market Value per Share on the date when the related portion of the Option is surrendered over the Exercise Price provided for in the Award Agreement for the related Option.

(ss)

“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection or tandem with a related Option, that is designated as an SAR pursuant to Section 7.01, which shall generally be a right of the Participant to receive from the Company an amount determined by the Committee that is expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise of the SAR.

(tt)

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain then owns stock or other equity interests possessing fifty percent (50%) or more of the total combined voting power of all classes of stock (in the election of directors or similar governing body) in one of the other corporations in the chain.

(uu)

“Tandem SAR” means an SAR that is granted in tandem with a related Option, the exercise of which requires forfeiture of the right to exercise the related Option with respect to an equal number of Shares and that is forfeited to the extent that the related Option is exercised.

(vv)	“Termination of Service,” “Terminates Service,” or any variation thereof means a separation from service within the meaning of Treasury Regulation 1.409A-1(h).

Section 2.02. Rules of Interpretation. The following rules shall govern in interpreting the Plan:

(a)

Except to the extent preempted by United States federal law or as otherwise expressly provided herein, the Plan and all Award Agreements shall be interpreted in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice or conflict of law provisions, principles, or rules.

(b)

The Plan and all Awards are intended to be exempt from or comply with the requirements of Code Section 409A and all other applicable laws, and this Plan shall be so interpreted and administered. In addition to the general amendment rights of the Company with respect to the Plan, the Company specifically retains the unilateral right (but not the obligation) to make, prospectively or retroactively, any amendment to this Plan and any Award Agreement or any related document as it deems necessary or desirable to more fully address issues in connection with compliance with (or exemption from) Code Section 409A. In no event, however, shall this section or any other provisions of this Plan be construed to require the Company to provide any gross-up for the tax consequences of any provisions of, or payments under, this Plan. Except as may be expressly provided in another agreement to which the Company is bound, the Company and its Affiliates shall have no responsibility for tax or legal consequences to any Participant (or beneficiary) resulting from the terms or operation of this Plan.

(c)	Any reference herein to a provision of law, regulation, or rule shall be deemed to include a reference to the successor of such law, regulation, or rule.

(d)	To the extent consistent with the context, any masculine term shall include the feminine, and vice versa, and the singular shall include the plural, and vice versa.

(e)

If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity of that provision shall not affect the remaining parts of the Plan, and the Plan shall be interpreted and enforced as if the illegal or invalid provision had never been included herein.

(f)

The grant of Awards and issuance of Shares hereunder shall be subject to all applicable statutes, laws, rules, and regulations and to such approvals and requirements as may be required from time to time by any governmental authority or securities exchange or market on which the Shares are then listed or traded.

B-5

APPENDIX B (CONTINUED)

(g)	The descriptive headings and sections of the Plan are provided for convenience of reference only and shall not serve as a basis for interpretation of the Plan.

ARTICLE III.

ADMINISTRATION

Section 3.01. The Committee. The Committee shall administer the Plan and, subject to the provisions of the Plan and applicable law, may exercise its discretion in performing its administrative duties.

Section 3.02. Authority of the Committee. Except as limited by law or by the Articles of Incorporation or By-Laws of the Company or the Committee’s Charter, and subject to the provisions of the Plan, the Committee shall have full power and discretion to (a) select the Employees and Directors who shall participate in the Plan; (b) determine the amounts and types of Awards; (c) determine the terms and conditions of Awards in a manner consistent with the Plan; (d) construe and interpret the Plan, all Award Agreements, and any other agreements or instruments entered into under the Plan; (e) establish, amend, or waive rules and regulations for the Plan’s administration; and (f) amend the terms and conditions of any outstanding Award and applicable Award Agreement to the extent that such terms and conditions are within the discretion of the Committee, subject to the provisions of this Plan and any applicable law. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. Each Award shall be evidenced by a written Award Agreement between the Company and the Participant and shall contain such terms and conditions established by the Committee consistent with the provisions of the Plan. Except as limited by applicable law or the Plan, the Committee may use its discretion to the maximum extent that it deems appropriate in administering the Plan.

Section 3.03. Delegation by the Committee. The Committee may delegate all or any part of its authority and powers under this Plan to one or more Directors or officers of the Company; provided, however, the Committee may not delegate its authority and powers (i) with respect to grants to Section 16 Persons, or (ii) in a way that would jeopardize the Plan’s satisfaction of Rule 16b-3.

Section 3.04. Decisions Binding. All determinations and decisions made by the Committee, the Board, or any delegate of the Committee pursuant to this Article shall be final, conclusive, and binding on all persons, including the Company and Participants.

ARTICLE IV

SHARES SUBJECT TO THIS PLAN

Section 4.01. Number of Shares; Plan Limits.

(a)	Subject to adjustment as provided in Section 4.06 and any limitations specified elsewhere in the Plan:

(i)	the maximum aggregate number of Shares which may be issued under this Plan pursuant to Awards is eleven million (11,000,000) Shares (the “Aggregate Share Limit”);

(ii)

not more than five million, two hundred and fifty thousand (5,250,000) Shares may be issued under this Plan pursuant to grants of Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and unrestricted Shares; and

(iii)

notwithstanding the foregoing, any Shares covered by an award under this Plan or the 2004 Plan that are forfeited or remain unpurchased or undistributed upon termination or expiration of the award may be reissued under this Plan.

(b)

Shares covered by an Award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant and, therefore, the Aggregate Share Limit as of a given date shall not be reduced by any Shares relating to prior awards that have expired or have been forfeited or cancelled. If the Company pays the benefit provided by any Award granted under the Plan to the respective Participant in cash, any Shares that were covered by such Award will be available for issue or transfer hereunder. Notwithstanding anything to the contrary contained herein:

(i)	if Shares are tendered or otherwise used in payment of the Exercise Price of an Option, the total number of Shares covered by the Option being exercised shall count against the Aggregate Share Limit;

(ii)	any Shares used in payment or withheld by the Company to satisfy a tax withholding obligation shall count against the Aggregate Share Limit;

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(iii)

the number of Shares covered by a SAR, to the extent that it is exercised and settled in Shares, and whether or not Shares are actually issued to the Participant upon exercise of the SAR, shall be considered issued or transferred pursuant to the Plan and shall count against the Aggregate Share Limit; and

(iv)	in the event that the Company repurchases Shares with proceeds from the exercise of an Option, those Shares will not be added to the Aggregate Share Limit.

(c)

If, under the Plan, a Participant has elected to give up the right to receive compensation in exchange for Shares based on their Fair Market Value, such Shares will not count against the Aggregate Share Limit.

(d)

Shares issued under the Plan may be authorized but unissued Shares, treasury Shares, reacquired Shares (including Shares purchased in the open market), or any combination thereof, as the Committee may from time to time determine. Shares covered by an Award that are forfeited or that remain unpurchased or undistributed upon termination or expiration of the Award may be made the subject of further Awards to the same or other Participants.

(e)

Subject to adjustment pursuant to Section 4.06 hereof, the total number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 11,000,000 Shares.

(f)

The number of shares issued with respect to Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units or unrestricted Shares (after taking into account any forfeitures and cancellations) will not exceed an aggregate of 5,250,000 Shares during the life of the Plan (or until the Company’s stockholders approve additional Shares to be issued under the Plan).

Section 4.02. Limitation on Shares Issued Pursuant to Awards. Notwithstanding any other provision of this Plan to the contrary, and subject to adjustment as provided in Section 4.06:

(a)	no Employee will be granted Options or SARs for more than 500,000 Shares, in the aggregate, during any calendar year;

(b)	no Employee will be granted Awards of Restricted Stock, Restricted Stock Units or Performance Shares for more than 500,000 Shares, in the aggregate, during any calendar year;

(c)

no Nonemployee Director will be granted Options, SARs or Awards of Restricted Stock, Restricted Stock Units, or Performance shares for more than 10,000 Shares, in the aggregate, during any calendar year.

Section 4.03. Limitation on Cash Awards. Notwithstanding any other provision of this Plan to the contrary, in any calendar year, no Employee will receive any Awards payable in cash that have an aggregate maximum value as of their respective Grant Dates in excess of $2,500,000. In addition, notwithstanding any other provision of this Plan to the contrary, in any calendar year, no Nonemployee Director will receive any Awards payable in cash that have an aggregate maximum value as of their respective Grant Dates in excess of $500,000.

Section 4.04. Restrictions on Shares. Shares issued upon exercise of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions, and restrictions as the Committee may determine or provide in the Award Agreement. The Company shall not be required to issue or deliver any certificates for Shares, cash, or other property before (i) the listing of such Shares on any stock exchange (or other public market) on which the Shares may then be listed (or regularly traded) and (ii) the completion of any registration or qualification of such shares under federal, state, local, or other law, or any ruling or regulation of any government body that the Committee determines to be necessary or advisable. The Company may cause any certificate for Shares to be delivered hereunder to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in the Plan or as the Committee may otherwise require. Participants, or any other persons entitled to benefits under the Plan, must furnish to the Committee such documents, evidence, data, or other information as the Committee considers necessary or desirable for the purpose of administering the Plan. The benefits under the Plan for each Participant and other person entitled to benefits hereunder are to be provided on the condition that such Participant or other person furnish full, true, and complete data, evidence, or other information, and that he or she promptly sign any document reasonably requested by the Committee. No fractional Shares shall be issued under the Plan; rather, fractional shares shall be aggregated and then rounded to the next lower whole Share.

Section 4.05. Shareholder Rights. Except with respect to Restricted Stock as provided in Article VIII, no person shall have any rights of a shareholder (including, but not limited to, voting and dividend rights) as to Shares subject to an Award until, after

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proper exercise or vesting of the Award or other action as may be required by the Committee, such Shares shall have been recorded on the Company’s official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant. Upon exercise of the Award or any portion thereof, the Company shall have a reasonable period in which to issue and transfer the Shares to the Participant, and the Participant shall not be treated as a shareholder for any purpose before such issuance and transfer. No payment or adjustment shall be made for cash dividends or other rights for which the record date is prior to the date on which such Shares are recorded as issued and transferred in the Company’s official shareholder records (or the records of its transfer agents or registrars), except as provided herein or in an Award Agreement.

Section 4.06. Changes in Stock Subject to the Plan. In the event of any change in the Shares by virtue of a stock dividend, stock split or consolidation, reorganization, merger, spinoff, extraordinary dividend, or similar transaction, the Committee shall, as it deems appropriate, adjust (i) the aggregate number and kind of Shares available for Awards, (ii) the number and kind of Shares subject to an Award, (iii) the number of Shares available for certain Awards under the limits set forth in Sections 4.01(d), 4.01(e), 4.02 and 4.07 of this Plan and (iv) the terms of the Award, including its Exercise Price, to prevent the dilution of Shares or the diminution of the Awards. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced in a manner that complies with Code Section 409A. In addition, for each Option or SAR with an Exercise Price greater than the consideration offered in connection with any such transaction or event or a Change in Control, the Committee may in its sole discretion elect to cancel such Option or SAR without any payment to the person holding such Option or SAR. The Committee’s determination pursuant to this Section shall be final and conclusive; provided, however, no adjustment pursuant to this Section shall (i) be made to the extent that the adjustment would cause an Award to violate the requirements under Code Section 409A or (ii) change the One Hundred Thousand Dollar ($100,000) limit on Incentive Stock Options first exercisable during a year, as set out in Section 6.01.

Section 4.07. Shares Exempt from Minimum Vesting Requirements. Notwithstanding any provision in the Plan to the contrary, up to 5% of the Aggregate Share Limit, as may be adjusted under Section 4.06 of this Plan, may be used for (i) Awards granted under Articles VI through X of this Plan that are not subject to the one-year vesting requirements for performance-based Awards set forth in Sections 6.05, 7.04, 8.04, 9.04 and 10.03 of this Plan or the three-year vesting requirements for service-based Awards set forth in Sections 8.04 and 9.04 of this Plan and (ii) Awards of unrestricted Shares granted pursuant to Article XI of this Plan.

ARTICLE V.

ELIGIBILITY

Except as herein provided, individuals who are Employees or Directors shall be eligible to participate in the Plan and be granted Awards. The Committee may, from time to time and in its sole discretion, select the Employees or Directors to be granted Awards and determine the terms and conditions with respect to each Award. In making any such selection and in determining the form of an Award, the Committee may give consideration to the functions and responsibilities of the Employee or Director and the Employee’s or Director’s contributions to the Company or its Affiliates, the value of the Employee’s or Director’s services (past, present, and future) to the Company or its Affiliates, and such other factors as it deems relevant.

ARTICLE VI.

STOCK OPTIONS

Section 6.01. Grant of Options. Subject to the terms and provisions of the Plan, the Committee may grant Options to any Employee or Director in such amounts as the Committee may determine. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof; provided that Incentive Stock Options may only be granted to Employees. The Committee shall determine the number of Shares subject to each Option, subject to the express limitations of the Plan. Furthermore, no Participant may be granted Incentive Stock Options under this Plan (when combined with incentive stock options granted under any other plan of the Company or an Affiliate) that would result in Shares with an aggregate Fair Market Value (determined as of the Grant Date(s)) of more than One Hundred Thousand Dollars ($100,000) first becoming exercisable in any one calendar year.

Section 6.02. Option Award Agreement. Each Option shall be evidenced by an Option Award Agreement that shall specify the Exercise Price, the number of Shares to which the Option pertains, the Option Period, any conditions to exercise of the Option,

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and such other terms and conditions as the Committee shall determine. The Option Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options and related Award Agreements shall comply with the requirements of Code Section 422; provided, however, that, to the extent that a purported Incentive Stock Option does not comply with the requirements for “incentive stock options” under Code Section 422, that portion of the Option shall be deemed a Nonqualified Stock Option.

Section 6.03. Exercise Price. Subject to the provisions of this Section, the Committee shall determine the Exercise Price under each Option.

(a)	Nonqualified Stock Options. The per-Share Exercise Price under a Nonqualified Stock Option shall be not less than one hundred percent (100%) of Fair Market Value of a Share on the Grant Date.

(b)

Incentive Stock Options. The per-Share Exercise Price under an Incentive Stock Option shall be not less than one hundred percent (100%) of Fair Market Value of a Share on the Grant Date; provided, however, if, on the Grant Date, the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Code Section 424(d)) owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the per-Share Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

(c)

Substitute Options. Notwithstanding the provisions of Subsections (a) and (b), if the Company or an Affiliate consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), individuals who become Employees or Directors on account of such transaction may be granted Options in substitution for options granted by such former employer or recipient of services. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Code Section 424(a) and the requirements of Code Section 409A, may determine that such substitute Options shall have an Exercise Price less than one hundred (100%) of the Fair Market Value of the Shares to which the Options relate determined as of the Grant Dates. In carrying out the provisions of this Section, the Committee shall apply the principles contained in Section 4.06.

Section 6.04. Duration of Options. The Option Period with respect to each Option shall commence and expire at such times as the Committee shall provide in the Award Agreement, provided that:

(a)	Options shall not be exercisable more than ten years after their respective Grant Dates;

(b)

Incentive Stock Options granted to an Employee who possesses more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, taking into account the attribution rules of Code Section 422(d), shall not be exercisable later than five years after their respective Grant Date(s); and

(c)

Subject to the limits of this Article, the Committee may, in its sole discretion, after an Option is granted, extend the option term, provided that such extension is not an extension for purposes of Code Section 409A and the guidance thereunder or, in the case of an Incentive Stock Option, a modification, extension, or renewal for purposes of Code Section 424(h).

Section 6.05. Exercisability of Options. Subject to Article XIV, all Options granted under this Plan shall be exercisable at such times, under such terms, and subject to such restrictions and conditions as the Committee shall determine and specify in the applicable Award Agreement; provided, however, that, except as provided in Section 4.07, no Option shall become exercisable prior to the first anniversary of its Grant Date. An Award Agreement for an Option may provide that such Option becomes exercisable upon certain events, such as the Participant’s death, disability or retirement.

Section 6.06. Method of Exercise. Subject to the provisions of this Article and the applicable Award Agreement, a Participant may exercise an Option, in whole or in part, at any time during the applicable Option Period by giving written notice to the Company of exercise on a form provided by the Committee (if available). Such notice shall specify the number of Shares subject to the Option to be purchased and shall be accompanied by payment in full of the total Exercise Price by cash or check or such other form of payment as the Company may accept. If permitted by the Committee or the applicable the Award Agreement, payment in full or in part also may be made by:

(a)

subject to any conditions or limitations established by the Committee, delivering Shares already owned by the Participant and having a total Fair Market Value on the date of such delivery equal to the portion of the Exercise Price paid;

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APPENDIX B (CONTINUED)

(b)	to the extent permitted by law, the delivery of cash by a broker-dealer pursuant to a Cashless Exercise;

(c)

subject to any conditions or limitations established by the Committee, the Company’s withholding of Shares from the Option having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price pursuant to a net exercise arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the shares so withheld will not be treated as issued and acquired by the Company upon such exercise);

(d)	to the extent permitted by law, in any other manner then permitted by the Committee; or

(e)	a combination of the foregoing.

No Shares shall be issued until full payment therefor has been made. A Participant shall have all of the rights of a shareholder of the Company holding the class of Shares subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the Participant has given written notice of exercise, has paid the total Exercise Price, and such Shares have been recorded on the Company’s official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant. No Award of an Option shall entitle a Participant to dividend equivalents with respect to the Shares covered by the Option.

Section 6.07. Restrictions on Share Transferability. In addition to the restrictions imposed by Section 15.09 of the Plan, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable or appropriate, including, but not limited to, restrictions related to applicable federal and state securities laws and the requirements of any national securities exchange or market on which Shares are then listed or regularly traded.

Section 6.08. Prohibition on Repricing of Stock Options. Except as permitted under Section 4.06 of the Plan, the terms of any outstanding Option may not be amended without shareholder approval to reduce the Exercise Price of such outstanding Option or to cancel such outstanding Option in exchange for cash, other Awards, or an Option or SAR with an exercise price that is less than the Exercise Price of the original Option.

ARTICLE VII.

STOCK APPRECIATION RIGHTS

Section 7.01. Grant of SARs. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof to any Employee or Director in such amounts as the Committee, in its sole discretion, shall determine. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, the Exercise Price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, and the Exercise Price of a Tandem SAR or an Affiliated SAR shall be equal to the Exercise Price of the Option to which such SAR relates. The number of Shares to which an SAR relates as well as the Exercise Price for an SAR shall be subject to adjustment pursuant to Section 4.06. No Award of a SAR shall entitle a Participant to dividend equivalents with respect to the Shares covered by the SAR.

Section 7.02. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. The following requirements shall apply to all Tandem SARs: (i) the Tandem SAR shall expire not later than the date on which the related Option expires; (ii) the value of the payout with respect to the Tandem SAR shall be no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Option and one hundred percent (100%) of the Fair Market Value of the Shares subject to the related Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Option to which the Tandem SAR relates exceeds the Exercise Price of such Option.

Section 7.03. Exercise of Affiliated SARs. An Affiliated SAR shall be deemed to be exercised upon the exercise of the Option to which the Affiliated SAR relates. Such deemed exercise of an Affiliated SAR shall not reduce the number of Shares subject to the related Option.

Section 7.04. Exercise of Freestanding SARs. Subject to Article XIV, Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall specify in the applicable Award Agreement; provided, however, that, except as provided in Section 4.07, no SAR shall become exercisable prior to the first anniversary of its Grant Date. An Award

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Agreement for a Freestanding SAR may provide that such Freestanding SAR becomes exercisable upon certain events, such as the Participant’s death, disability or retirement.

Section 7.05. SAR Award Agreement. Each SAR shall be evidenced by an Award Agreement that specifies the Exercise Price, the expiration date of the SAR, the number of SARs, any conditions on the exercise of the SAR, and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Award Agreement shall also specify whether the SAR is an Affiliated SAR, Freestanding SAR, Tandem SAR, or a combination thereof.

Section 7.06. Expiration of SARs. Each SAR granted under this Plan shall expire upon the date determined by the Committee, in its sole discretion, as set forth in the applicable Award Agreement. Notwithstanding the foregoing, the terms and provisions of Section 6.04 also shall apply to Affiliated and Tandem SARs.

Section 7.07. Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	the SAR’s Spread; by

(b)	the number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Committee, such payment may be in cash, in Shares that have a Fair Market Value equal to the cash payment calculated under this Section, or in a combination of cash and Shares.

Section 7.08. Termination of SAR. An Affiliated SAR or Tandem SAR shall terminate at such time as the Option to which such SAR relates terminates. A Freestanding SAR shall terminate at the time provided in the applicable Award Agreement, and under no circumstances more than 10 years from the Grant Date.

Section 7.09. Prohibition on Repricing SARs. Except as permitted under Section 4.06 of the Plan, the terms of any outstanding SAR may not be amended without shareholder approval to reduce the Exercise Price of such outstanding SAR or to cancel such outstanding SAR in exchange for cash, other Awards, or an Option or SAR with an exercise price that is less than the Exercise Price of the original SAR.

ARTICLE VIII.

RESTRICTED STOCK

Section 8.01. Grants of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to any Employee or Director in such amounts as the Committee, in its sole discretion, shall determine.

Section 8.02. Restricted Stock Award Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement, which shall specify the Period of Restriction, the number of Shares granted, and the terms and conditions of the Award, subject to Article XIV. The Committee may, in its discretion, set Performance Targets in an Award Agreement for Restricted Stock that must be satisfied for the restrictions on some or all of the Shares to be released at the end of the Period of Restriction.

Section 8.03. Restrictions on Transferability. Except as provided in Section 15.09 or this Article, Shares of Restricted Stock may not be sold, transferred, assigned, margined, encumbered, gifted, bequeathed, alienated, hypothecated, pledged, or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, until the end of the applicable Period of Restriction.

Section 8.04. Other Restrictions. The Committee may impose restrictions on Restricted Stock based upon any one or more of the following criteria: (i) the achievement of specific Performance Targets; provided that, except as provided in Section 4.07, the Period of Restriction for such performance-based Shares of Restricted Stock shall be at least one year, (ii) vesting based on period of service with the Company and any of its Affiliates or Subsidiaries; provided that, except as provided in Section 4.07, the Period of Restriction for such service-based Shares of Restricted Stock shall be at least three years, but the restrictions may be removed ratably during the three-year period on an annual basis, (iii) applicable federal or state securities laws, or (iv) any other basis determined by the Committee, in its sole discretion.

Section 8.05. Removal of Restrictions. Except as otherwise provided in this Article, as soon as practicable after the applicable Period of Restriction lapses, Shares of Restricted Stock covered by an Award shall be subject to release to the Participant. For

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Awards of Restricted Stock for which the restrictions are based on the achievement of Performance Targets, the number of Shares to be released shall be determined as a function of the extent to which the applicable Performance Targets have been achieved and to the extent that the Shares are not earned, they shall be forfeited. Notwithstanding any provision in the Plan to the contrary, to the extent permitted under Code Section 409A and the regulations thereunder without resulting in adverse tax consequences, any Award Agreement for Restricted Stock may provide for the earlier termination of restrictions on such Restricted Stock upon certain events, such as the Participant’s death, disability or retirement.

Section 8.06. Dividends. Any grant of Shares of Restricted Stock may require that any or all dividends or other distributions paid thereon during the applicable Period of Restriction be either paid currently or automatically deferred and reinvested in additional Shares of Restricted Stock, which may be subject to the same restrictions as the underlying Award; provided, however, that dividends or other distributions on Shares of Restricted Stock with restrictions that lapse as a result of the achievement of Performance Targets will be deferred until and paid contingent upon the achievement of the applicable Performance Targets.

Section 8.07. Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the applicable Award Agreement provides otherwise.

Section 8.08. Return of Restricted Stock to Company. On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed by the last day of the Period of Restriction shall revert to the Company and thereafter shall be available for the grant of new Awards.

ARTICLE IX.

RESTRICTED STOCK UNITS

Section 9.01. Grants of Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units to any Employee or Director in such amounts as the Committee, in its sole discretion, shall determine.

Section 9.02. Restricted Stock Unit Award Agreement. Each Award of Restricted Stock Units shall be evidenced by an Award Agreement, which shall specify the Period of Restriction, the number of Restricted Stock Units (including the number of Shares or cash to be delivered or paid upon the lapse of restrictions), and the terms and conditions of the Award, subject to Article XIV. The Committee may, in its discretion, set Performance Targets in an Award Agreement for Restricted Stock Units that must be satisfied for the restrictions on some or all of the Shares to be delivered or cash to be paid at the end of the Period of Restriction.

Section 9.03. Restrictions on Transferability. Except as provided in Section 15.09 or this Article, Restricted Stock Units may not be sold, transferred, assigned, margined, encumbered, gifted, bequeathed, alienated, hypothecated, pledged, or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise.

Section 9.04. Other Restrictions. The Committee may impose restrictions on Restricted Stock Units based upon any one or more of the following criteria: (i) the achievement of specific Performance Targets; provided that, except as provided in Section 4.07, the Period of Restriction for such performance-based Restricted Stock Units shall be at least one year, (ii) vesting based on period of service with the Company and any of its Affiliates or Subsidiaries; provided that, except as provided in Section 4.07, the Period of Restriction for such service-based Restricted Stock Units shall be at least three years, but the restrictions may be removed ratably during the three-year period on an annual basis (iii) applicable federal or state securities laws, or (iv) any other basis determined by the Committee, in its sole discretion.

Section 9.05. Removal of Restrictions. Except as otherwise provided in this Article, as soon as practicable after the applicable Period of Restriction lapses, Shares covered by an Award of Restricted Stock Units shall be delivered to the Participant. For Awards of Restricted Stock Units for which the restrictions are based on the achievement of Performance Targets, the number of Shares to be delivered (or cash to be paid) shall be determined as a function of the extent to which the applicable Performance Targets have been achieved and to the extent that the Restricted Stock Units are not earned, they shall be forfeited. Notwithstanding any provision in the Plan to the contrary, to the extent permitted under Code Section 409A and the regulations thereunder without resulting in adverse tax consequences, any Award Agreement for Restricted Stock Units may provide for the earlier termination of restrictions on such Restricted Stock Units upon certain events, such as the Participant’s death, disability or retirement.

Section 9.06. Dividends Equivalents. The Committee may, at the Grant Date of Restricted Stock Units, provide for the payment of dividend equivalents to the Participant either in cash or in additional Shares on current, deferred or contingent basis; provided,

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however, that dividends or other distributions on Restricted Stock Units with restrictions that lapse as a result of the achievement of Performance Targets will be deferred until and paid contingent upon the achievement of the applicable Performance Targets.

Section 9.07. Ownership. During the Period of Restriction, the Participant will have no rights of ownership in the Shares subject to the Restricted Stock Units and shall have no right to vote such Shares.

Section 9.08. Cancellation of Restricted Stock Units. On the date set forth in the applicable Award Agreement, all Restricted Stock Units that have not been earned or vested shall be forfeited and thereafter the Shares subject to such forfeited Restricted Stock Units shall be available for the grant of new Awards.

ARTICLE X.

PERFORMANCE UNITS AND PERFORMANCE SHARES

Section 10.01. Grant of Performance Units/Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to any Employee or Director in such amounts as the Committee, in its sole discretion, shall determine. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant, subject to the express limitations of the Plan.

Section 10.02. Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

Section 10.03. Performance Objectives and Other Terms. The Committee shall set performance objectives in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares, or both, that will be paid to the Participant. Each Award of Performance Units or Performance Shares shall be evidenced by an Award Agreement, which shall specify the number of Performance Units or Performance Shares, the Performance Period, the performance objectives, and such other terms and conditions as the Committee, in its sole discretion, shall determine, subject to Article XIV. The Committee may set performance objectives based upon (i) the achievement of Performance Targets; provided that, except as provided in Section 4.07, the Performance Period for any Performance Share or Performance Unit shall be at least one year, (ii) applicable Federal or state securities laws, or (iii) any other basis determined by the Committee in its sole discretion.

Section 10.04. Earning of Performance Units/Shares. After the applicable Period of Restriction has ended, the holder of Performance Units or Performance Shares shall be entitled to receive those Performance Units or Performance Shares, as the case may be, earned by the Participant over the Performance Period, to be determined as a function of the extent to which the applicable Performance Targets have been achieved. Notwithstanding any provision in the Plan to the contrary, to the extent permitted under Code Section 409A and the regulations thereunder without resulting in adverse tax consequences, any Award Agreement for Performance Shares or Performance Units may provide for the earlier lapse of restrictions or other modifications upon certain events, such as the Participant’s death, disability or retirement.

Section 10.05. Form and Timing of Payment of Performance Units/Shares. Each Award Agreement for Performance Shares or Performance Units will specify the time and manner of payment for any such Performance Shares or Performance Units that have been earned. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares, as the case may be, determined as of the last day of the applicable Performance Period), or a combination thereof.

Section 10.06. Dividend Equivalents. The Committee may, at the Grant Date of Performance Shares, provide for the payment of dividend equivalents to the Participant either in cash or in additional Shares on a contingent basis, subject in all cases to deferral and payment on a contingent basis based on the Participant’s earning of the Performance Shares with respect to which such dividend equivalents are paid.

Section 10.07. Cancellation of Performance Units/Shares. On the date set forth in the applicable Award Agreement, all Performance Units or Performance Shares that have not been earned or vested shall be forfeited and thereafter shall be available for the grant of new Awards.

B-13

APPENDIX B (CONTINUED)

ARTICLE XI.

SHARE GRANTS

Subject to the provisions of the Plan, the Committee may make an Award of unrestricted Shares to any Employee or Director in such amount as the Committee, in its sole discretion, may determine. A grant pursuant to this Section may be evidenced by a Share Award Agreement or such other document as the Committee, in its sole discretion, determines to be appropriate; provided, however, the Shares shall be freely transferable, and the Committee shall not impose Performance Targets, a Period of Restriction, or any other conditions, restrictions, or risks of forfeiture on the Award. Awards of shares pursuant to this Section shall be subject to the withholding requirements of Article XIII.

ARTICLE XII.

AMENDMENT, TERMINATION, AND DURATION

Section 12.01. Amendment, Suspension, or Termination.

(a)

The Board may supplement, amend, alter, or discontinue the Plan in its sole discretion at any time and from time to time, but no supplement, amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under the Plan or an Award theretofore granted (including, without limitation, a Participant’s rights provided for in Article XIV hereof) without the Participant’s consent, except that any supplement, amendment, alteration, or discontinuation may be made to (i) avoid a material charge or expense to the Company or an Affiliate, (ii) cause this Plan to comply with applicable law, or (iii) permit the Company or an Affiliate to claim a tax deduction under applicable law. In addition, subject to the provisions of this Section, the Board of Directors, in its sole discretion at any time and from time to time, may supplement, amend, alter, or discontinue this Plan without the approval of the Company’s shareholders so long as any such amendment or alteration does not (i) expand the types of awards eligible for grants or materially increase benefits accruing to Participants under the Plan; (ii) materially increase the number of Shares subject to the Plan (other than pursuant to Section 4.06); (iii) materially increase the maximum number of Options, SARs, Shares of Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Shares that the Committee may award to an individual Participant under the Plan (other than pursuant to Section 4.06); (iv) materially expand the classes of persons eligible or modify the requirements for participation in the Plan; (v) delete or materially limit Sections 6.08 and 7.09 of the Plan (prohibiting the repricing of Options or SARs); or (vi) otherwise require approval by the shareholders of the Company in order to comply with applicable law, the terms of a written agreement or the rules of the New York Stock Exchange or, if the Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Shares are traded or quoted. The Committee may supplement, amend, alter, or discontinue the terms of any Award theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as apply to the Board under the foregoing provisions of this Section, subject to any approval or limitations the Board may impose.

(b)

If permitted by Code Section 409A and the regulations thereunder without resulting in any adverse tax consequences, but subject Section 12.01(c), in case of a Participant’s termination of employment by reason of death, disability, or retirement of a Participant, or in the case of a Change in Control, an unforeseeable emergency or other special circumstances, the Committee may, in its sole discretion, accelerate the exercisability of an Option or SAR, accelerate the time at which any restrictions shall lapse or remove any restrictions with respect to Shares of Restricted Stock and Restricted Stock Units, and reduce or waive any Performance Targets or related business criteria applicable to Performance Shares or Performance Units.

(c)

Subject to Sections 6.08 and 7.09 of the Plan (prohibiting the repricing of Options or SARs), the Committee may amend the terms of any Award granted under this Plan prospectively or retroactively. Except as provided in Section 4.06 of the Plan, no amendment of an Award shall impair the rights of the Participant without his or her consent.

Section 12.02. Duration of the Plan and Shareholder Approval. The Plan shall become effective on the Effective Date and shall terminate automatically ten years thereafter, unless terminated pursuant to its terms before that time. Notwithstanding the preceding sentence, termination of the Plan shall not affect any Award granted before the date of termination, unless expressly provided in the applicable Award Agreement or a duly adopted Plan amendment.

B-14

APPENDIX B (CONTINUED)

ARTICLE XIII.

TAX WITHHOLDING

Section 13.01. In General. The Committee shall cause the Company to withhold any taxes which it determines it is required by law or required by the terms of this Plan to withhold in connection with any distributions incident to this Plan.

(a)

Cash Distributions. The Committee shall cause the Company to require any withholding tax obligation arising in connection with a cash distribution (or the cash portion of a distribution), up to the minimum required federal, state and local withholding taxes, including payroll taxes, to be satisfied in whole or in part, with or without the consent of the Participant or his or her beneficiary.

(b)

Share Distributions. The Committee shall cause the Company to withhold from any distribution of shares (including the portion of a distribution consisting of shares) under this Plan an amount equal to the Participant’s or his or her beneficiary’s minimum tax liability arising from such distribution. The withholding amount shall be obtained pursuant to Section 13.02. The Participant or his or her beneficiary shall provide the Committee with such stock powers and additional information or documentation as may be necessary for the Committee to discharge its obligations under this Section 13.01(b).

Section 13.02. Withholding from Share Distributions. With respect to a distribution of shares pursuant to the Plan, the Committee shall cause the Company to sell the fewest number of such shares for the proceeds of such sale to equal (or exceed by not more than that actual sale price of a single share) the Participant’s Minimum Withholding Tax Liability (as defined in Section 13.04) resulting from such distribution. The Committee shall withhold the proceeds of such sale for purposes of satisfying the Participant’s Minimum Withholding Tax Liability. Notwithstanding anything contained in this Section 14 to the contrary, the Committee shall have no obligation to withhold amounts from distributions of shares pursuant to the exercise of Incentive Stock Options except as may otherwise be required by law.

Section 13.03. Delivery of Withholding Proceeds. The Committee shall cause the Company to deliver withholding proceeds to the Internal Revenue Service and/or other taxing authority in satisfaction of a Participant’s tax liability arising from a distribution.

Section 13.04. Minimum Withholding Tax Liability. For purposes of this Article XIII, the term “Minimum Withholding Tax Liability” is the product of: (i) the aggregate minimum applicable federal and applicable state and local income withholding tax rate on the date of a distribution pursuant to the Plan; and (ii) the Fair Market Value of shares distributable to the Participant determined as of the date of distribution.

ARTICLE XIV.

CHANGE IN CONTROL

Section 14.01. Definition. For purposes of the Plan, a “Change in Control” shall mean that the conditions or events set forth in any one or more of the following subsections shall have occurred:

(a)

The Company is merged or consolidated or reorganized into or with another corporation or other legal person or entity, and as a result of such merger, consolidation or reorganization, less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such transaction are held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors (the “Voting Stock”) immediately prior to such transaction;

(b)

The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person or entity, and less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer;

(c)

Any person (as the term “person” is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) becomes the beneficial owner (as the term “beneficial owner” is defined under SEC Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing twenty-five percent (25%) or more of the total votes relating to the then-outstanding securities entitled to vote generally in the election of directors (the “Voting Power”); or

(d)

During any period of two (2) consecutive years, individuals who, at the beginning of any such period constitute the Directors, cease, for any reason, to constitute at least a majority thereof, unless the nomination for election by the Company’s stockholders of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then in office who were Directors at the beginning of any such period.

B-15

APPENDIX B (CONTINUED)

Notwithstanding the foregoing provisions of paragraphs (c) of this definition, a “Change in Control” shall not be deemed to have occurred for purposes of this Plan: (i) solely because (A) the Company, (B) a Subsidiary, or (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company or any Subsidiary, or any entity holding shares of Voting Stock for or pursuant to the terms of any such plan, either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule TO, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership, (ii) solely because any other person or entity either files or becomes obligated to file a report on Schedule 13D or Schedule TO (or any successor schedule, form or report) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, but only if both (A) the transaction giving rise to such filing or obligation is approved in advance of consummation thereof by the Company’s Board of Directors and (B) at least a majority of the Voting Power immediately after such transaction is held in the aggregate by the holders of Voting Stock immediately prior to such transaction, or (iii) solely because of a change in control of any Subsidiary.

Section 14.02. Treatment of Awards Following a Change in Control If the Company Remains the Surviving Entity.

(a)

Upon the occurrence of a Change in Control in which the Company remains the surviving entity, any Award granted under this Plan prior to the Change in Control shall continue to vest and become exercisable in accordance with the terms of its original Award Agreement unless, during the two-year period commencing on the date of the Change in Control:

(i)	the Participant’s employment or service is involuntarily Terminated by the Company for reasons other than for Cause; or

(ii)	the Participant Terminates his or her employment or service for Good Reason.

(b)

If a Participant’s employment or service is Terminated as described in Section 14.02(a) above, (i) any outstanding Stock Options and SARs shall become fully vested and remain exercisable until the earlier of (A) the end of the original term of the Stock Option or SAR or (B) the second anniversary of the date the Termination occurs; provided that, if the Award Agreement provides for a longer period of exercisability following a Termination, then this clause (B) shall be the end of such longer period; (ii) any restrictions that apply to Awards made to such Participant pursuant to this Plan shall lapse; and (iii) Awards made to such Participant pursuant to this Plan that are subject to Performance Measures shall immediately be earned or vest and shall, to the extent permitted under Code Section 409A without resulting in adverse tax effects to the Participant, become immediately payable in accordance with their terms as if all of the Performance Measures had been achieved at their target levels as of the date of Termination; provided, that any Participant who Terminates his or her employment or service for Good Reason must:

(i)

provide the Company with a written notice of his or her intent to Terminate employment or service for Good Reason within sixty (60) days after the Participant becomes aware of the circumstances giving rise to Good Reason; and

(ii)	allow the Company thirty (30) days to remedy such circumstances to the extent curable.

Section 14.03. Treatment of Awards Following a Change in Control If the Company Does Not Remain the Surviving Entity.

(a)

Upon the occurrence of a Change in Control in which the Company does not remain the surviving entity, any Awards made under this Plan shall become fully vested and exercisable on the date of the Change in Control or shall immediately vest and become immediately payable (subject to Section 14.03(e)) in accordance with their terms as if all of the Performance Measures had been achieved at their target levels as of the date of the Change in Control, and any restrictions that apply to such Awards shall lapse, and the following provisions of this Section 14.03 shall apply.

(b)

For each Stock Option and SAR, the Participant shall receive a payment equal to the difference between the consideration (consisting of cash or other property (including securities of a successor or parent corporation)) received by holders of Shares in the Change in Control transaction and the exercise price of the applicable Stock Option or SAR, if such difference is positive. Such payment shall be made in the same form as the consideration received by holders of Shares. Any Stock Options or SARs with an exercise price that is higher than the per share consideration received by holders of Shares in connection with the Change in Control shall be cancelled for no additional consideration.

(c)

The Participant shall receive the consideration (consisting of cash or other property (including securities of a successor or parent corporation)) that such Participant would have received in the Change in Control transaction had he or she been,

B-16

APPENDIX B (CONTINUED)

immediately prior to such transaction, a holder of the number of Shares equal to the number of Restricted Stock Units and/or Shares of Restricted Stock covered by the Award and the number of Shares payable under Section 14.03(a) for Awards subject to Performance Measures.

(d)	The payments contemplated by Sections 14.03(b) and (c) shall be made at the same time as consideration is paid to the holders of Shares in connection with the Change in Control.

(e)

Notwithstanding anything to the contrary in this Plan, if the payment or benefit constitutes a deferral of compensation under Code Section 409A, then to the extent necessary to comply with Code Section 409A, payment or delivery shall be made on the date of payment or delivery originally provided for such payment or benefit.

ARTICLE XV.

MISCELLANEOUS

Section 15.01. Mistake of Fact. Any mistake of fact or misstatement of facts shall be corrected when it becomes known by a proper adjustment to an Award or Award Agreement.

Section 15.02. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document, or other information which the person relying thereon considers pertinent and reliable, and signed, made, or presented by the proper party or parties.

Section 15.03. Notices. Any notice or document required to be given to or filed with the Committee will be properly given or filed if hand delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to the Committee at Compensation Committee of the Board of Directors, RPM International Inc., 2628 Pearl Road, P.O. Box 777, Medina, Ohio 44258.

Section 15.04. No Effect on Employment or Service. Neither the Plan, the grant of an Award, or the execution of an Award Agreement shall confer upon any Participant any right to continued employment by or directorship with the Company or an Affiliate or interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or service at any time, with or without Cause.

Section 15.05. No Company Obligation. Unless required by applicable law, the Company, an Affiliate, the Board of Directors, and the Committee shall not have any duty or obligation to disclose material information to a record or beneficial holder of Shares or an Award, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon, or in connection with the receipt, exercise, or distribution of an Award.

Section 15.06. Participation. No Employee or Director shall have the right to be selected to receive an Award, or, having been selected, to be selected to receive a future Award. Participation in the Plan will not give any Participant any right or claim to any benefit under the Plan, unless such right or claim has accrued under the express terms of the Plan.

Section 15.07. Liability and Indemnification. No member of the Board, the Committee, or any officer or employee of the Company or any Affiliate shall be personally liable for any action, failure to act, decision, or determination made in good faith in connection with the Plan. By participating in the Plan, each Participant agrees to release and hold harmless the Company and its Affiliates (and their respective directors, officers, and employees) and the Committee from and against any tax liability, including, but not limited to, interest and penalties, incurred by the Participant in connection with his receipt of Awards under the Plan and the payment and exercise thereof. Each person who is or shall have been a member of the Committee or the Board or served as an officer of the Company or any of its Affiliates or Subsidiaries shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense (including, but not limited to, attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, unless a court of competent jurisdiction determines in a final, non-appealable order that such act or omission was the result of gross negligence, willful misconduct or intentional wrong-doing, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at the Company’s expense, to handle and defend such claim, action, suit, or proceeding before he or she undertakes to handle and defend the same on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of

B-17

APPENDIX B (CONTINUED)

indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

Section 15.08. Successors. All obligations of the Company hereunder with respect to Awards shall be binding on any successor to the Company, whether or not the existence of such successor is the result of a Change in Control of the Company. The Company shall not, and shall not permit its Affiliates to, recommend, facilitate, or agree or consent to a transaction or series of transactions that would result in a Change in Control of the Company unless and until the person or persons or entity or entities acquiring control of the Company as a result of such Change in Control agree(s) to be bound by the terms of the Plan insofar as it pertains to Awards theretofore granted and agrees to assume and perform the obligations of the Company hereunder.

Section 15.09. Nontransferability of Awards. Except as provided in Subsection (a) or (b), no Award can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged, or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, other than by will or by the laws of descent and distribution. In addition, no Award shall be subject to execution, attachment, or similar process. In no event may any Award be transferred for value. Any attempted or purported transfer of an Award in contravention of the Plan or an Award Agreement shall be null and void ab initio and of no force or effect whatsoever. All rights with respect to an Award granted to a Participant shall be exercisable during his or her lifetime only by the Participant.

(a)

Limited Transfers of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of Nonqualified Stock Options by a Participant to: (i) the Participant’s spouse, any children or lineal descendants of the Participant or the Participant’s spouse, or the spouse(s) of any such children or lineal descendants (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of Immediate Family Members, or (iii) a partnership or limited liability company or other entity in which the Participant and/or the Immediate Family Members are the only equity owners, (collectively, “Eligible Transferees”); provided, however, that, if the Committee permits the transfer of Nonqualified Stock Options granted to the Participant, the Committee may subsequently, in its sole discretion, amend, modify, revoke, or restrict, without the prior consent, authorization, or agreement of the Eligible Transferee, the ability of the Participant to transfer Nonqualified Stock Options that have not been already transferred to an Eligible Transferee. An Option that is transferred to an Immediate Family Member shall not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member’s will or by the laws of descent and distribution upon the death of such Immediate Family Member. Incentive Stock Options granted shall not be transferable pursuant to this Subsection.

(b)

Exercise by Eligible Transferees. If the Committee, in its sole discretion, permits the transfer of Nonqualified Stock Options by a Participant to an Eligible Transferee under Subsection (a), the Options transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee’s executor, administrator or authorized representative only in the same manner, to the same extent, and under the same circumstances (including, but not limited to, the time period within which the Options must be exercised) as the Participant could have exercised such Options. The Participant, or in the event of his or her death, the Participant’s estate, shall remain liable for all federal, state, local, and other taxes applicable upon the exercise of a Nonqualified Stock Option by an Eligible Transferee.

Section 15.10. No Rights as Shareholder. Except as expressly provided in Article VIII, no Participant (or any Beneficiary) shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been recorded on the Company’s official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant (or his or her Beneficiary).

Section 15.11. Funding. Benefits payable under this Plan to any person shall be paid by the Company from its general assets. Shares to be distributed hereunder shall be issued directly by the Company from its authorized but unissued Shares or acquired by the Company on the open market, or a combination thereof. Neither the Company nor any of its Affiliates shall be required to segregate on their books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under this Plan. The Company or any of its Affiliates may, however, in their sole discretion, set funds aside in investments to meet any anticipated obligations under this Plan. Any such action or set-aside shall not be deemed to create a trust of any kind between the Company or any of its Affiliates and any Participant or other person entitled to benefits under the Plan or to constitute the funding of any Plan benefits. Consequently, any person entitled to a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company or its Affiliates.

B-18

APPENDIX B (CONTINUED)

Section 15.12. Compliance with Code Section 409A.

(a)

To the extent applicable, it is intended that the Plan and any grants made hereunder comply with (or be exempt from) the provisions of Code Section 409A, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Code Section 409A will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)

Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Code Section 409A) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment. Except as permitted under Code Section 409A, any deferred compensation (within the meaning of Code Section 409A) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Affiliates or Subsidiaries.

(c)

If, at the time of a Participant’s separation from service (within the meaning of Code Section 409A), (i) the Participant is a specified employee (within the meaning of Code Section 409A and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Code Section 409A) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Code Section 409A in order to avoid taxes or penalties under Code Section 409A, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it on the tenth business day of the seventh month after such separation from service.

(d)

Notwithstanding any provision of the Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Code Section 409A, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Code Section 409A. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Code Section 409A), and neither the Company nor any of its affiliates will have any obligation to provide the Participant with any tax gross-up or indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

Section 15.13. Recoupment. The Plan will be administered in compliance with Section 10D of the Act, any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Shares may be traded, and any Company policy adopted pursuant to such law, rules, or regulations and any Award Agreement may be amended to further such purpose without the consent of the Participant. Without limiting the generality of the foregoing and notwithstanding anything herein to the contrary, if the Board or any appropriate Board committee has determined that any fraud or intentional misconduct by a Participant was a significant contributing factor to the Company’s having to restate all or a portion of its financial statement(s), the Board or committee may take such actions as it deems necessary, in its discretion, to remedy the misconduct and prevent its recurrence. In determining what remedies to pursue, the Board or committee will take into account all relevant factors, including whether the restatement was the result of fraud or intentional misconduct. The Board may, to the extent permitted by applicable law, in appropriate cases, require reimbursement of any incentive compensation paid to the Participant for any fiscal period commencing on or after the Effective Date if and to the extent that (a) the amount of incentive compensation was calculated based upon the achievement of certain financial results that were subsequently reduced due to a restatement, (b) the Participant engaged in any fraud or intentional misconduct that significantly contributed to the need for the restatement, and (c) the amount of the bonus or incentive compensation that would have been awarded to the Participant had the financial results been properly reported would have been lower than the amount actually awarded. In addition, the Board may dismiss the Participant, authorize legal action, or take such other action to enforce the Participant’s obligations to the Company as it may deem appropriate in view of all the facts surrounding the particular case. This Section 15.13 shall not be the Company’s exclusive remedy with respect to such matters.

Section 15.14. Use of Proceeds.    The proceeds received by the Company from the sale of Shares pursuant to the Plan will be used for general corporate purposes.

B-19

RPM INTERNATIONAL INC.

C/O EQ SHAREOWNER SERVICES

P.O. BOX 64874

ST. PAUL, MN 55164-0874

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 2, 2019 for shares held directly and by 11:59 p.m. Eastern Time on September 30, 2019 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 2, 2019 for shares held directly and by 11:59 p.m. Eastern Time on September 30, 2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E83689-P27725-Z75472                    KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RPM INTERNATIONAL INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE RPM BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING NOMINEES:	☐	☐	☐
1. ELECTION OF DIRECTORS

01) Kirkland B. Andrews 03) Thomas S. Gross
02) David A. Daberko 04) Frank C. Sullivan

THE RPM BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSALS 2, 3 AND 4.	For	Against	Abstain

2. Approve the Company’s executive compensation.	☐	☐	☐

3. Approve the amendment of the 2014 Omnibus Plan.	☐	☐	☐

4. Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.	☐	☐	☐

Note: If any other matters properly come before the Annual Meeting or any adjournment thereof, the Proxy holders will vote the shares represented by this Proxy in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend the Annual Meeting.	☐	☐
	Yes	No

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

DIRECTIONS TO THE RPM ANNUAL MEETING

THURSDAY, OCTOBER 3, 2019 AT 2:00 P.M. EDT

Crowne Plaza Cleveland Airport Hotel

7230 Engle Road, Middleburg Heights, OH 44130

Phone: (440) 243-4040

FROM CLEVELAND AND POINTS NORTH

(INCLUDING HOPKINS AIRPORT)

I-71 South to the Bagley Road exit (#235).

Turn right onto Bagley Road, then left onto Engle Road.

Hotel is on the right-hand side.

FROM THE OHIO TURNPIKE EAST AND WEST

Ohio Turnpike (I-80) to I-71 North (exit 161). Exit at

Bagley Road (#235).

Turn left onto Bagley Road, then left onto Engle Road. Hotel is on the right-hand side.

FROM THE EAST

I-480 West to I-71 South. Exit at Bagley Road (#235).

Turn right onto Bagley Road, then left onto Engle Road.

Hotel is on the right-hand side.

FROM THE SOUTH

I-71 North to the Bagley Road exit (#235).

Turn left onto Bagley Road, then left onto Engle Road. Hotel is on the right-hand side.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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E83690-P27725-Z75472

RPM INTERNATIONAL INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AND WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS ON THE REVERSE SIDE.

The undersigned hereby appoints FRANK C. SULLIVAN and JANEEN B. KASTNER, and each of them, as Proxy holders, with full power of substitution, to appear and vote as designated on the reverse side all the shares of Common Stock of RPM International Inc., which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Crowne Plaza located at 7230 Engle Road, Middleburg Heights, Ohio, on Thursday, October 3, 2019 at 2:00 P.M. EDT, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given.

IF A SIGNED PROXY CARD IS RETURNED WITH NO DIRECTIONS GIVEN ON THE REVERSE SIDE, SAID SHARES OF COMMON STOCK WILL BE VOTED “FOR” THE ELECTION OF THE FOUR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, “FOR” PROPOSAL TWO, “FOR” PROPOSAL THREE AND “FOR” PROPOSAL FOUR.

SPECIAL INSTRUCTIONS FOR

PARTICIPANTS IN THE RPM INTERNATIONAL INC. 401(k) TRUST AND PLAN

AND/OR THE RPM INTERNATIONAL INC. UNION 401(k) TRUST AND PLAN

This Proxy Card also instructs Fidelity Management Trust Company, as Trustee of the RPM International Inc. 401(k) Trust and Plan and/or the RPM International Inc. Union 401(k) Trust and Plan (collectively and individually, the “Plan”), to vote in person or by Proxy at the Annual Meeting of Stockholders, all the shares of Common Stock of RPM International Inc. credited to the account of the undersigned under the Plan in the manner appointed on the reverse side hereof.

In addition, the undersigned directs Fidelity Management Trust Company, as Trustee of the Plan, to vote in person or by Proxy at the Annual Meeting of Stockholders a portion of the shares of Common Stock of RPM International Inc. held in the Plan for which no instructions are given, in the manner designated by the undersigned on the reverse side hereof. The portion of such unvoted shares subject to the undersigned’s direction shall be the total number of unvoted shares under the Plan multiplied by a fraction equal to the shares for which voting directions were given by the undersigned, divided by the total number of shares of all participants in the Plan for which voting directions were given. AS A RESULT, IF YOU ARE A PARTICIPANT IN THE PLAN AND YOU DO NOT VOTE THE SHARES, THE SHARES WILL BE VOTED IN THE SAME MANNER AND PROPORTION AS THOSE SHARES HELD BY PARTICIPANTS IN THE PLAN WHO VOTE THEIR SHARES.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.